                                                                    EXHIBIT 10.A

                     AMENDED AND RESTATED CREDIT AGREEMENT

                                  dated as of

                                April 20, 2001

                                     among

                             UNITED RENTALS, INC.,

                     UNITED RENTALS (NORTH AMERICA), INC.,
                               as U.S. Borrower,

                        UNITED RENTALS OF CANADA, INC.,
                             as Canadian Borrower,

                           The Lenders Party Hereto,

                           THE CHASE MANHATTAN BANK,
                         as U.S. Administrative Agent,

                                      and

                      THE CHASE MANHATTAN BANK OF CANADA,
                       as Canadian Administrative Agent,
                          ___________________________

                 JPMORGAN, A DIVISION OF CHASE SECURITIES INC.

                                      and

                        BANC OF AMERICA SECURITIES LLC,
                              as Joint Arrangers

                                      and

                            BANK OF AMERICA, N.A.,
                             as Syndication Agent

                                      and

                          CREDIT SUISSE FIRST BOSTON

                                      and

                         CITICORP NORTH AMERICA, INC.

                                      and

                             FLEET NATIONAL BANK,
                            as Documentation Agents

                               TABLE OF CONTENTS

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                                                                            Page
                                                                            ----
                                   ARTICLE I

                                  Definitions
                                  -----------

SECTION 1.01.  Defined Terms...............................................    1
SECTION 1.02.  Classification of Loans and Borrowings......................   44
SECTION 1.03.  Terms Generally.............................................   44
SECTION 1.04.  Accounting Terms; GAAP......................................   44

                                  ARTICLE II

                                  The Credits
                                  -----------
SECTION 2.01.  Commitments.................................................   45
SECTION 2.02.  Loans and Borrowings........................................   47
SECTION 2.03.  Requests for Borrowings.....................................   49
SECTION 2.04.  Swingline Loans.............................................   51
SECTION 2.05.  Letters of Credit...........................................   52
SECTION 2.06.  Funding of Borrowings.......................................   59
SECTION 2.07.  Interest Elections..........................................   60
SECTION 2.08.  Termination and Reduction of Commitments....................   62
SECTION 2.09.  Repayment of Loans; Evidence of Debt........................   63
SECTION 2.10.  Amortization of Term Loans..................................   65
SECTION 2.11.  Prepayment of Loans.........................................   66
SECTION 2.12.  Fees........................................................   68
SECTION 2.13.  Interest....................................................   70
SECTION 2.14.  Alternate Rate of Interest..................................   72
SECTION 2.15.  Increased Costs.............................................   73
SECTION 2.16.  Break Funding Payments......................................   75
SECTION 2.17.  Taxes.......................................................   76
SECTION 2.18.  Payments Generally; Pro Rata Treatment; Sharing of Setoffs..   78
SECTION 2.19.  Mitigation Obligations; Replacement of Lenders..............   81
SECTION 2.20.  Incremental Facility........................................   82
SECTION 2.21.  Bankers' Acceptances........................................   84
SECTION 2.22.  Spot Exchange Rate Calculations.............................   87
SECTION 2.23.  Reallocation................................................   87

                                                                              ii

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                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

SECTION 3.01.  Organization; Powers........................................   92
SECTION 3.02.  Authorization; Enforceability...............................   92
SECTION 3.03.  Governmental Approvals; No Conflicts........................   92
SECTION 3.04.  Financial Condition; No Material Adverse Change.............   93
SECTION 3.05.  Properties..................................................   93
SECTION 3.06.  Litigation and Environmental Matters........................   94
SECTION 3.07.  Compliance with Laws and Agreements.........................   94
SECTION 3.08.  Investment and Holding Company Status.......................   95
SECTION 3.09.  Taxes.......................................................   95
SECTION 3.10.  ERISA.......................................................   95
SECTION 3.11.  Disclosure..................................................   95
SECTION 3.12.  Subsidiaries................................................   96
SECTION 3.13.  Insurance...................................................   96
SECTION 3.14.  Labor Matters...............................................   96
SECTION 3.15.  Solvency....................................................   97
SECTION 3.16.  Senior Debt.................................................   97
SECTION 3.17.  Security Interests..........................................   97

                                  ARTICLE IV

                                  Conditions
                                  ----------

SECTION 4.01.  Effective Date..............................................   99
SECTION 4.02.  Each Credit Event...........................................  103


                                   ARTICLE V

                             Affirmative Covenants
                             ---------------------

SECTION 5.01.  Financial Statements and Other Information..................  104
SECTION 5.02.  Notices of Material Events..................................  106
SECTION 5.03.  Information Regarding Collateral............................  106
SECTION 5.04.  Existence; Conduct of Business..............................  107
SECTION 5.05.  Payment of Obligations......................................  107
SECTION 5.06.  Maintenance of Properties...................................  108
SECTION 5.07.  Insurance...................................................  108
SECTION 5.08.  Casualty and Condemnation...................................  108
SECTION 5.09.  Books and Records; Inspection and Audit Rights..............  109
SECTION 5.10.  Compliance with Laws........................................  109
SECTION 5.11.  Use of Proceeds and Letters of Credit.......................  109
SECTION 5.12.  Additional Subsidiaries.....................................  110
SECTION 5.13.  Further Assurances..........................................  110

                                                                             iii

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SECTION 5.14.  Interest Rate Protection....................................  110


                                  ARTICLE VI

                              Negative Covenants
                              ------------------

SECTION 6.01.  Financial Covenants.........................................  111
SECTION 6.02.  Limitations on Debt.........................................  111
SECTION 6.03.  Liens.......................................................  114
SECTION 6.04.  Restricted Payments.........................................  116
SECTION 6.05.  Mergers, Consolidations, Amalgamations, Sales...............  117
SECTION 6.06.  Modification of Certain Documents...........................  119
SECTION 6.07.  Transactions with Affiliates................................  119
SECTION 6.08.  Inconsistent Agreements.....................................  120
SECTION 6.09.  Business Activities.........................................  120
SECTION 6.10.  Advances and Other Investments..............................  120
SECTION 6.11.  Location of Assets..........................................  122
SECTION 6.12.  QuIPS Documents.............................................  122
SECTION 6.13.  Securitization Obligations..................................  122

                                  ARTICLE VII

                               Events of Default
                               -----------------


                                 ARTICLE VIII

              The Administrative Agents and the Collateral Agents
              ---------------------------------------------------


                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

SECTION 9.01.  Notices.....................................................  132
SECTION 9.02.  Waivers; Amendments.........................................  133
SECTION 9.03.  Expenses; Indemnity; Damage Waiver..........................  136
SECTION 9.04.  Successors and Assigns......................................  138
SECTION 9.05.  Survival....................................................  143
SECTION 9.06.  Counterparts; Integration; Effectiveness....................  143
SECTION 9.07.  Severability................................................  144
SECTION 9.08.  Right of Setoff.............................................  144
SECTION 9.09.  Governing Law; Jurisdiction; Consent to Service of Process..  144
SECTION 9.10.  WAIVER OF JURY TRIAL........................................  145

                                                                              iv

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SECTION 9.11.  Headings....................................................  146
SECTION 9.12.  Confidentiality.............................................  146
SECTION 9.13.  Interest Rate Limitation....................................  147
SECTION 9.14.  Designated Senior Indebtedness..............................  147
SECTION 9.15.  Judgment Currency...........................................  147
SECTION 9.16.  Limitation on Liability.....................................  148

                                   ARTICLE X

                        Collection Allocation Mechanism
                        -------------------------------

SECTION 10.01.  Implementation of CAM......................................  149
SECTION 10.02.  Letters of Credit..........................................  150
SECTION 10.03.  Conversion.................................................  152

                                  ARTICLE XI

                         Guaranty by the U.S. Borrower
                         -----------------------------

SECTION 11.01.  Guaranty...................................................  152
SECTION 11.02.  Guaranty Unconditional.....................................  153
SECTION 11.03.  Discharge only upon Payment in Full:
                 Reinstatement in Certain Circumstances....................  154
SECTION 11.04.  Waiver by the U.S. Borrower................................  154
SECTION 11.05.  Subrogation................................................  154
SECTION 11.06.  Stay of Acceleration.......................................  154



SCHEDULES:
---------

Schedule 2.01       -- Commitments
Schedule 2.05       -- Existing Letters of Credit
Schedule 3.05       -- Real Property
Schedule 3.06       -- Disclosed Matters
Schedule 3.12       -- Subsidiaries
Schedule 3.13       -- Insurance
Schedule 3.14       -- Labor Matters
Schedule 6.02(g)    -- Existing Debt
Schedule 6.03       -- Existing Liens

EXHIBITS:
--------

Exhibit A    --   Form of Assignment and Acceptance
Exhibit B    --   Form of U.S. Guaranty
Exhibit C    --   Form of U.S. Pledge Agreement
Exhibit D    --   Form of U.S. Security Agreement
Exhibit E    --   Form of Canadian Subsidiary Guarantee Agreement

Exhibit F    --   Form of Canadian Security Agreement
Exhibit G    --   Form of Canadian Pledge Agreement
Exhibit H-1  --   Form of Opinion of Weil, Gotshal & Manges LLP
Exhibit H-2  --   Form of Opinion of Oscar D. Folger, Esq.
Exhibit H-3  --   Form of Opinion of Macleod Dixon
Exhibit I    --   Form of Perfection Certificate
Exhibit J    --   Form of Subordination Language
Exhibit K    --   Form of B/A Equivalent Note

                    AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 20,
               2001, among UNITED RENTALS, INC., UNITED RENTALS (NORTH AMERICA), INC., UNITED RENTALS OF CANADA, INC., the LENDERS party hereto, THE CHASE MANHATTAN BANK, as U.S. Administrative Agent, and THE CHASE MANHATTAN BANK OF CANADA, a Canadian chartered bank, as Canadian Administrative Agent,


          The parties hereto desire to consolidate, amend and restate the Existing Credit Agreements (as defined herein) pursuant to and in accordance with this Agreement. Accordingly, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.01.  Defined Terms.  As used in this Agreement, the
                         --------------
following terms have the meanings specified below:

          "ABR", when used in reference to any Loan or Borrowing, refers to
           ---
whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

          "Acceptance Fee" means a fee payable in Canadian Dollars by the
           --------------
Canadian Borrower to a C $ Revolving Lender with respect to the acceptance of a B/A or the purchase of a B/A Equivalent Note, calculated on the face amount of the B/A or the B/A Equivalent Note at the rate per annum equal to the B/A Spread on the basis of the number of days in the applicable Contract Period and a year of 365 days (or 366 days in a leap year) (it being agreed that the B/A Spread in respect of a B/A Equivalent Note is equivalent to the B/A Spread otherwise applicable to the B/A Borrowing which has been replaced by the purchase of such B/A Equivalent Note pursuant to Section 2.21(g)).

          "Acquisition Subsidiary" means a Subsidiary organized solely for the
           ----------------------
purpose of acquiring the Equity Interests or assets of a Person as permitted by
Section 6.05.

          "Additional Lender" has the meaning assigned to such term in Section
           -----------------
2.20.

          "Additional Revolving Availability Period" means the period from and
           ----------------------------------------
including July 1, 2001, to but excluding the earlier of (a) the Revolving Maturity Date and (b) the date of termination of the Additional Revolving Commitments and the C $ Revolving Commitments.

          "Additional Revolving Borrowing" means a Borrowing comprised of
           ------------------------------
Additional Revolving Loans.

          "Additional Revolving Commitment" means, with respect to any Lender,
           -------------------------------
the commitment, if any, of such Lender to make Additional Revolving Loans during the Additional Revolving Availability Period, expressed as an amount representing the maximum potential aggregate principal amount of such Lender's Additional Revolving Loans hereunder, as such commitment may be (a) temporarily or permanently reduced from time to time pursuant to Sections 2.08 and 2.23 and
(b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 2.19 or 9.04. The initial aggregate amount of the Additional Revolving Lenders' Additional Revolving Commitments is $0.

          "Additional Revolving Exposure" means, with respect to any Additional
           -----------------------------
Revolving Lender at any time, the sum of the aggregate principal amount at such time of all outstanding Additional Revolving Loans of such Lender.

          "Additional Revolving Lender" means each C $ Revolving Lender, lending
           ---------------------------
through a U.S. office (or, if any C $ Revolving Lender is not a Canadian
Schedule I chartered bank, the Affiliate designated by such C $ Revolving Lender that is a U.S. chartered bank or other financial institution (each, a "Designated U.S. Affiliate")) with an Additional Revolving Commitment or, if the
 -------------------------
Additional Revolving Commitment shall equal zero, a Lender (individually or together with its Designated U.S. Affiliate) that may be required, pursuant to
Section 2.23, to make Additional Revolving Loans.

          "Additional Revolving Loan" means any loan made by an Additional
           -------------------------
Revolving Lender pursuant to its Additional Revolving Commitment.

          "Adjusted IBO Rate" means, with respect to any Eurodollar Borrowing
           -----------------
for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the IBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

          "Administrative Agents" means the U.S. Administrative Agent and the
           ---------------------
Canadian Administrative Agent.

          "Administrative Questionnaire" means an Administrative Questionnaire
           ----------------------------
in a form supplied by the U.S. Administrative Agent or Canadian Administrative Agent, as applicable.

          "Affiliate" means, with respect to a specified Person, another Person
           ---------
that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Agents" means the Administrative Agents and the Collateral Agents.
           ------

          "Alternate Base Rate" means, for any day, a rate per annum equal to
           -------------------
the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Applicable Percentage" means, with respect to any (a) U.S. $
           ---------------------
Revolving Lender, the percentage of the Total U.S. $ Revolving Commitment represented by such Lender's U.S. $ Revolving Commitment, (b) C $ Revolving Lender, the percentage of the Total C $ Revolving Commitment represented by such Lender's C $ Revolving Commitment and (c) Additional Revolving Lender, the percentage of the Total Additional Revolving Commitment represented by such Lender's Additional Revolving Commitment. In the event any Revolving Commitments or Additional Revolving Commitments shall have expired or been terminated, the Applicable Percentages shall be determined on the basis of the relevant Revolving Commitments or Additional Revolving Commitments most recently in effect, but giving effect to any assignments pursuant to Section 9.04.

          "Applicable Rate" means, (a) for any day with respect to any Term Loan
           ---------------
that is an ABR Loan, 2.00%, or a Eurodollar Loan, 3.00%, (b) for any day with respect to any ABR Loan or Eurodollar Loan that is a U.S. $ Revolving Loan or Additional Revolving Loan, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread" or "Eurodollar Spread", as the case may be, based upon the Funded Debt to Cash Flow Ratio as of the most recent determination date and (c) for any day with respect to any Canadian Prime Rate Loan or B/A Borrowing, as the
case may be, the applicable rate per annum set forth below under the caption "Canadian Prime Rate--C $ Revolving Loan" or "B/A Spread--C $ Revolving Loan", as the case may be, based upon the Funded Debt to Cash Flow Ratio as of the most recent determination date; provided that until the date that is six months after
                           --------
the Effective Date the "Applicable Rate" shall not be less than (i) with respect to any U.S. $ Revolving Loan or Additional Revolving Loan that is an ABR Loan, 1.00%, or a Eurodollar Loan, 2.00%, and (ii) with respect to any C $ Revolving Loan that is a Canadian Prime Rate Loan, 1.00%, or a B/A Loan, 2.00%:

========================================================================

                   U.S. $ Revolving
                    Loans/Additional                  C $
                    Revolving Loans             Revolving Loans
                    ---------------             ---------------

Funded Debt to     Euro-            ABR        B/A         Canadian
--------------     -----            ---        ---         --------
Cash Flow          dollar         Spread     Spread          Prime
---------          ------         ------     ------          -----
Ratio:             Spread                                     Rate
------             ------                                     ----
------------------------------------------------------------------------
Category 1
----------
Greater than       2.75%           1.75%      2.75%           1.75%
or equal to
4.00 to 1.00
------------------------------------------------------------------------
Category 2
----------
Less than 4.00     2.50%           1.50%      2.50%           1.50%
to 1.00
but greater
than or equal
to 3.50 to
1.00
------------------------------------------------------------------------
Category 3
----------
Less than 3.50     2.25%           1.25%      2.25%           1.25%
to 1.00
but greater
than or equal
to 3.00 to
1.00
------------------------------------------------------------------------
Category 4
----------
Less than 3.00     2.00%           1.00%      2.00%           1.00%
to 1.00 but
greater than
or equal to
2.50 to 1.00
------------------------------------------------------------------------
Category 5
----------
Less than 2.50     1.75%           0.75%      1.75%           0.75%
to 1.00
========================================================================

          For purposes of the foregoing, (a) the Funded Debt to Cash Flow Ratio shall be determined as of the last day of each Fiscal Quarter based upon Holdings's consolidated financial statements delivered pursuant to Section 5.01(a)
or (b) and (b) each change in the Applicable Rate resulting from a change in the Funded Debt to Cash Flow Ratio shall be effective during the period commencing on and including the date that is three days after the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Funded Debt to Cash Flow Ratio shall be
                  --------
deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) at the option of the Administrative Agent or at the request of the Required Lenders if Holdings fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

          "Assigned Debt" means the principal amount of any Debt outstanding
           -------------
under any Existing Credit Agreement on the Effective Date immediately prior to consummation of the transactions contemplated hereby, to the extent that (i) such Debt is held at such time by a lender under such Existing Credit Agreement that is not a party to this Agreement as a Lender and (ii) such Debt is requested to be assigned to the Lenders hereunder on the Effective Date pursuant to the Assignment Agreement.

          "Assigned Dollar Value" means in respect of any C $ Revolving
           ---------------------
Borrowing, the Dollar Equivalent of the amount set forth in the initial Borrowing Request with respect thereto or, in the case of a B/A Borrowing, the Dollar Equivalent of the face amount of the Bankers' Acceptances or B/A Equivalent Notes relating thereto. Thereafter, Assigned Dollar Value shall mean, in respect of any C $ Revolving Borrowing, the Dollar Equivalent of the principal amount of the Loans relating to such Borrowing (or the face amounts of the Bankers' Acceptances or B/A Equivalent Notes relating thereto) as determined on the most recent Reset Date based on the Spot Exchange Rate.

          "Assignment Agreement" means an agreement entered into by one or more
           --------------------
holders of Assigned Debt with the U.S. Administrative Agent, Holdings and the U.S. Borrower, pursuant to which such holder or holders of Assigned Debt shall have agreed to assign the principal amount of such Assigned Debt to the Lenders on the Effective Date in consideration of the payment to such holder or holders
(a) by the Term Lenders, of an amount equal to the principal amount of the Assigned Debt so assigned to them, and (b) by the U.S. Borrower, of all other amounts accrued and owing to such holder or holders under the Existing Credit Agreements as of the Effective Date.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the U.S. Administrative Agent (and, in the case of an assignment of C $ Revolving Commitments, C $ Revolving Loans, Additional Revolving Commitments or Additional Revolving Loans, accepted by the Canadian Administrative Agent), substantially in the form of Exhibit A or any other form approved by the applicable Administrative Agent.

          "B/A Borrowing" means a Borrowing by the Canadian Borrower comprised
           -------------
of a Bankers' Acceptance or, as applicable, a B/A Equivalent Note.

          "B/A Equivalent Note" has the meaning set forth in Section 2.21(g).
           -------------------

          "B/A Spread" means, for any day, with respect to any B/A Borrowing,
           ----------
the Applicable Rate that would apply to such Borrowing on such day.

          "Bankers' Acceptance" and "B/A" means either a depository bill within
           -------------------       ---
the meaning of the Depository Bills and Notes Act or a bill of exchange within the meaning of the Bills of Exchange Act denominated in Canadian Dollars, drawn by the Canadian Borrower and accepted by a C $ Revolving Lender in accordance with this Agreement; provided that with respect to a C $ Revolving Lender that
                     --------
has notified the Canadian Administrative Agent that it is not willing or is otherwise unable to accept such bills of exchange, it shall mean a B/A Equivalent Note.

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States of America.

          "Borrowers" means the U.S. Borrower and the Canadian Borrower.
           ---------

          "Borrowing" means (a) Loans of the same Class and Type, made,
           ---------
converted or continued on the same date and, in the case of Eurodollar Loans or B/A Rate Loans, as to which a single Interest Period or Contract Period, as applicable, is in effect, or (b) a Swingline Loan.

          "Borrowing Request" means a request by either of the Borrowers for a
           -----------------
Borrowing in accordance with Section 2.03.

          "Business Day" means any day that is not a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, (a) when used in connection with a Eurodollar
                  --------
Loan, "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the Eurodollar lending offices where the U.S. Administrative Agent's foreign currency and exchange operations and Eurodollar funding operations are customarily conducted in the international interbank market and (b) when used in connection with a C $ Revolving Loan, the term "Business Day" shall also exclude any day on which banks are required or permitted to be closed in the city of Toronto.

          "C $ Revolving Availability Period" means the period from and
           ---------------------------------
including the Effective Date to but excluding the earlier of (a) the Revolving Maturity Date and (b) the date of termination of the C $ Revolving Commitments.

          "C $ Revolving Borrowing" means a Borrowing by the Canadian Borrower
           -----------------------
comprised of C $ Revolving Loans.

          "C $ Revolving Commitment" means, with respect to any C $ Revolving
           ------------------------
Lender at any time, the commitment, if any, of such Lender to make C $ Revolving Loans and accept Bankers' Acceptances during the C $ Revolving Availability Period, expressed as an amount representing the maximum potential aggregate amount of such Lender's C $ Revolving Exposure hereunder, as such commitment may be (a) temporarily or permanently reduced or increased from time to time pursuant to Section 2.24 or Sections 2.08 and 2.23 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
Section 2.19 or 9.04. The initial amount of each C $ Revolving Lender's C $ Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its C $ Revolving Commitment, as applicable.

          "C $ Revolving Exposure" means, with respect to any Lender at any
           ----------------------
time, the sum of the Assigned Dollar Value at such time of all outstanding C $ Revolving Loans of such Lender.

          "C $ Revolving Lender" means a Lender, which on the date such Person
           --------------------
becomes a Lender shall be a Canadian chartered bank or other Canadian financial institution, with a C $ Revolving Commitment or, if the C $ Revolving Commitment shall equal zero, a Lender that may be required, pursuant to Section 2.23, to make C $ Revolving Loans.

          "C $ Revolving Loan" means any loan made by a Lender, and any Bankers'
           ------------------
Acceptance accepted by a Lender, pursuant to its C $ Revolving Commitment.

          "Calculation Date" means (a) the last Business Days of each March,
           ----------------
June, September and December and (b) in respect of C $ Revolving Loans at any time when the aggregate C $ Revolving Exposure exceeds 85% of the Total C $ Revolving Commitments, any other date the Canadian Administrative Agent may determine (upon at least three Business Days' prior notice to the U.S. Borrower) in its discretion to be a Calculation Date (but not more than one date during any calendar week).

          "CAM" means the mechanism for the allocation and exchange of interests
           ---
in the Credit Facilities and collections thereunder established under Article X.

          "CAM Exchange" means the exchange of the Lenders' interests provided
           ------------
for in Section 10.01.

          "CAM Exchange Date" means the first date after the Effective Date on
           -----------------
which there shall occur (a) any event described in paragraph (i) or (j) of
Article VII with respect to Holdings or either Borrower or (b) an acceleration of the maturity of Loans pursuant to Article VII.

          "CAM Percentage" means, as to each Lender, a fraction, expressed as a
           --------------
decimal, of which (a) the numerator shall be the sum of (i) the aggregate Designated Obligations owed to such Lender, (ii) the LC Exposure, if any, of such Lender and (iii) the Swingline Exposure, if any, of such Lender, in each case immediately prior to the CAM Exchange Date, and (b) the denominator shall be the sum of (i) the aggregate Designated Obligations owed to all the Lenders and (ii) the aggregate LC Exposure of all the Lenders, in each case immediately prior to such CAM Exchange Date; provided that, for purposes of clause (a)
                                 --------
above, the Designated Obligations owed to the Swingline Lender will be deemed not to include any Swingline Loans except to the extent provided in clause
(a)(iii) above. For purposes of computing each Lender's CAM Percentage, all Designated Obligations that are denominated in Canadian Dollars shall be translated into Dollars at the Spot Exchange Rate in effect on the CAM Exchange Date.

          "Canadian Administrative Agent" means The Chase Manhattan Bank of
           -----------------------------
Canada, in its capacity as administrative agent for the C $ Revolving Lenders hereunder, and any successor appointed in accordance with Article VIII.

          "Canadian Borrower" means United Rentals of Canada, Inc., a
           -----------------
corporation organized and existing under the laws of Canada.

          "Canadian Collateral Agent" means the "Canadian Collateral Agent", as
           -------------------------
defined in the Canadian Security Agreement and the Canadian Subsidiary Guarantee Agreement, and any successor appointed in accordance with Article VIII.

          "Canadian Commitment Fee" has the meaning set forth in Section
           -----------------------
2.12(a).

          "Canadian Dollars" or "C $" means lawful money of Canada.
           -------------------------

          "Canadian Pledge Agreement" means the Amended and Restated Canadian
           -------------------------
Pledge Agreement, substantially in the form of Exhibit G, among the Canadian Subsidiary Loan Parties and the Canadian Collateral Agent for the benefit of the Canadian Secured Parties.

          "Canadian Prime Rate" means, on any day, the annual rate of interest
           -------------------
(rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to the greater of:

          (a) the annual rate of interest determined by the Canadian Administrative Agent from time to time as its prime rate in effect at its principal office in Toronto on such day for determining interest rates on Canadian Dollar denominated commercial loans in Canada; and

          (b) the annual rate of interest equal to the sum of (i) the CDOR Rate in effect on such day and (ii) 1%.

          "Canadian Prime Rate Borrowing" means a Borrowing by the Canadian
           -----------------------------
Borrower comprised of Canadian Prime Rate Loans.

          "Canadian Prime Rate Loan" means a Loan denominated in Canadian
           ------------------------
Dollars that bears interest at a rate based upon the Canadian Prime Rate.

          "Canadian Secured Parties" has the meaning assigned to such term in
           ------------------------
the Canadian Security Agreement.

          "Canadian Security Agreement" means the Amended and Restated Security
           ---------------------------
Agreement, substantially in the Form of Exhibit F, among the Canadian Borrower, the Canadian

Subsidiary Loan Parties and the Canadian Collateral Agent for the benefit of the Canadian Secured Parties.

          "Canadian Security Documents" means the Canadian Security Agreement,
           ---------------------------
the Canadian Pledge Agreement and such other agreements as may from time to time be executed by the Canadian Borrower or a Canadian Subsidiary pursuant to Sections 5.12 and 5.13.

          "Canadian Subsidiary" means any Subsidiary that is organized under the
           -------------------
federal or provincial laws of Canada.

          "Canadian Subsidiary Guarantee Agreement" means the Amended and
           ---------------------------------------
Restated Subsidiary Guarantee Agreement, substantially in the form of Exhibit E, made by the Canadian Subsidiary Loan Parties in favor of the Canadian Collateral Agent for the benefit of the Canadian Secured Parties.

          "Canadian Subsidiary Loan Party" means each Subsidiary Loan Party
           ------------------------------
(including the Canadian Borrower) that is a Canadian Subsidiary other than a Subsidiary which has been wound up and has no assets (so long as such Subsidiary continues to have no assets).

          "Capital Lease" means, with respect to any Person, any lease of (or
           -------------
other agreement conveying the right to use) any real or personal property by such Person that, in conformity with GAAP, is required to be accounted for as a capital lease on a balance sheet of such Person.

          "Capital Lease Obligations" of any Person means the obligations of
           -------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "Cash Equivalent Investment" means, at any time, (a) any evidence of
           --------------------------
Debt, maturing not more than one year after such time, issued or guaranteed by the United States Government or any agency thereof, (b) commercial paper, maturing not more than one year from the date of issue, or corporate demand notes, in each case (unless issued by a Lender or its holding company (any such Person a "Permitted Bank")) rated at least A-1 by S&P or P-1 by Moody's, (c) any
          --------------
certificate of deposit (or time deposits represented by such certificates of deposit) or bankers acceptance, maturing not more than one year after such time, or overnight Federal

Funds transactions that are issued or sold by any Permitted Bank or a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, (d) any repurchase agreement entered into with any Permitted Bank (or other commercial banking institution of the stature referred to in clause
(c)) which (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c) and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Permitted Bank (or other commercial banking institution) thereunder and (e) investments in short-term asset management accounts offered by any Permitted Bank which are invested in debt of any state or municipality of the United States or of the District of Columbia and which are rated under one of the two highest ratings then obtainable from S&P's or Moody's or investments of the types described in clauses (a) through (d) above.

          "Cash Flow" means, as of the last day of any Fiscal Quarter,
           ---------
Consolidated Net Income for the Computation Period ending on such day plus, to the extent deducted in determining such Consolidated Net Income, Interest Expense (and, to the extent not included in Interest Expense, all interest and rental payments and purchase price obligations under Synthetic Leases), income tax expense, depreciation and amortization for such period, all calculated on a pro forma basis in accordance with Article 11 of Regulation S-X of the Securities and Exchange Commission to reflect any business combination or disposition that has been consummated subsequent to the commencement of such Computation Period.

          "CDOR Rate" means, on any date, the annual rate of interest that is
           ---------
the rate based on an average rate applicable to C $ bankers' acceptances for a term of 30 days appearing on the "Reuters Screen CDOR Page" (as defined in the International Swaps and Derivatives Association, Inc. definitions, as modified and amended from time to time) at approximately 10:00 a.m. (Toronto time), on such date, or if such date is not a Business Day, then on the immediately preceding Business Day; provided that if such rate does not appear on the
                        --------
Reuters Screen CDOR Page as contemplated, then the CDOR Rate on any date shall be calculated as the rate for the term referred to above applicable to C $ bankers' acceptances quoted by the Canadian Administrative Agent as of 10:00 a.m. (Toronto time) on such date or, if such date is not a Business Day, then on the immediately preceding Business Day.

          "Change in Control" means (a) any Person or group of Persons (within
           -----------------
the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, but excluding Permitted Holders) shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 35% or more of the ordinary voting power represented by the outstanding Equity Interests of Holdings having ordinary voting power; (b) during any 24-month period, individuals who at the beginning of such period constituted Holdings's Board of Directors (together with any new directors whose election by Holdings's Board of Directors or whose nomination for election by Holdings's shareholders was approved by a vote of at least two-thirds of the directors who either were directors at beginning of such period or whose election or nomination was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Holdings; (c) any "Change of Control" or similar event, however denominated, shall occur under, and as defined in, any Subordinated Note Indenture, the Senior Note Documents or any document evidencing or governing any other Subordinated Debt; or (d) the U.S. Borrower shall cease to be a direct, wholly owned Subsidiary of Holdings or the Canadian Borrower shall cease to be a direct or indirect, wholly owned Subsidiary of the U.S. Borrower.

          "Change in Law" means (a) the adoption of any law, rule or regulation
           -------------
after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any, with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

          "Class", when used in reference to any Loan or Borrowing, refers to
           -----
whether such Loan, or the Loans comprising such Borrowing, are U.S. $ Revolving Loans, C $ Revolving Loans, Additional Revolving Loans, Term Loans, Incremental Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a U.S. $ Revolving Commitment, C $ Revolving Commitment, Additional Revolving Commitment or Term Loan Commitment.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Collateral" means any and all "Collateral", as defined in any
           ----------
applicable Security Document.

          "Collateral Agents" means the U.S. Collateral Agent and the Canadian
           -----------------
Collateral Agent, and any successor appointed in accordance with Article VIII.

          "Collateral and Guarantee Requirement" means the requirement that:
           ------------------------------------

          (a) the U.S. Collateral Agent shall have received from each U.S. Loan Party either (i) a counterpart of each of the U.S. Guaranty, the U.S. Pledge Agreement and the U.S. Security Agreement, in each case duly executed and delivered on behalf of such U.S. Loan Party, or (ii) in the case of any Person that becomes a U.S. Loan Party after the Effective Date, a supplement to each of the foregoing agreements, in each case in the form specified therein, duly executed and delivered on behalf of such U.S. Loan Party;

          (b) the Canadian Collateral Agent shall have received from each Canadian Subsidiary Loan Party either (i) a counterpart of each of the Canadian Subsidiary Guarantee Agreement, the Canadian Pledge Agreement and the Canadian Security Agreement, in each case duly executed and delivered on behalf of such Canadian Subsidiary Loan Party, or (ii) in the case of any Person that becomes a Canadian Subsidiary Loan Party after the Effective Date, a counterpart of each of the agreements referred to in clause (i), duly executed and delivered on behalf of such Canadian Loan Party;

          (c) all outstanding Equity Interests of each Subsidiary (other than an Excluded Subsidiary) owned by or on behalf of any Loan Party shall have been pledged pursuant to the applicable Canadian Security Document, if such Loan Party is a Canadian Loan Party, or applicable U.S. Security Document, if such Loan Party is a U.S. Loan Party (except that the Loan Parties shall not be required to pledge more than 65% of the outstanding voting Equity Interests of any Foreign Subsidiary (which, for purposes of this paragraph
     (c), shall include, as to the U.S. Loan Parties, any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America, or any state thereof, or the District of Columbia) pursuant to the applicable Security Document to the extent that the pledge of any greater percentage could result in adverse tax consequences to Holdings or any

     Subsidiary) and the Collateral Agent shall have received certificates or other instruments representing all such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank; provided that it is understood and agreed that, for purposes of
               --------
     this paragraph, any Equity Interests directly owned by a Subsidiary shall be deemed not to be owned by Holdings or any other Subsidiary of which such first Subsidiary is a subsidiary;

          (d) all Debt of Holdings and each Subsidiary that is owing to any Loan Party and is evidenced by a promissory note shall have been pledged pursuant to the applicable Security Document and the applicable Collateral Agent shall have received all such promissory notes, together with instruments of transfer with respect thereto endorsed in blank;

          (e) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the applicable Collateral Agent or the applicable Administrative Agent to be filed, registered or recorded to (i) create the Liens intended to be created by the applicable Security Agreement and the applicable Pledge Agreement and (ii) perfect such Liens to the extent required by, and with the priority required by, the applicable Security Agreement and the applicable Pledge Agreement, shall have been filed, registered or recorded or delivered to the applicable Collateral Agent for filing, registration or recording; and

          (f) each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder.

          "Commitment" means a U.S. $ Revolving Commitment, C $ Revolving
           ----------
Commitment, Additional Revolving Commitment or Term Loan Commitment, or any combination thereof (as the context requires).

          "Computation Period" means each period of four Fiscal Quarters ending
           ------------------
on the last day of a Fiscal Quarter on or after the Effective Date.

          "Consolidated Net Income" means, with respect to Holdings and its
           -----------------------
Subsidiaries for any period, the net income

(or loss) of Holdings and its Subsidiaries for such period, excluding (a) any
                                                            ---------
extraordinary gains during such period and (b) if such period includes the Fiscal Quarter ending June 30, 2001, (i) up to $27,000,000 of financing fees incurred and written-off in such Fiscal Quarter as a result of the Transactions and (ii) up to $40,000,000 of charges taken in such Fiscal Quarter related to store closings and work force reductions.

          "Contingent Payment" means any payment that has been (or is required
           ------------------
to be) made under any of the following circumstances:

          (a) such payment is required to be made by Holdings or any Subsidiary in connection with the purchase of any asset or business, where the obligation of Holdings or the applicable Subsidiary to make such payment (or the amount thereof) is contingent upon the financial or other performance of such asset or business on an ongoing basis (e.g., based on
                                                                ----
     revenues or similar measures of performance);

          (b) such payment is required to be made by Holdings or any Subsidiary in connection with the achievement of any particular business goal (excluding employee compensation and bonuses in the ordinary course of business);

          (c) such payment is required to be made by Holdings or any Subsidiary under circumstances similar to those described in clause (a) or (b) or provides substantially the same economic incentive as would a payment described in clause (a) or (b); or

          (d) such payment is required to be made by Holdings or any Subsidiary in connection with the purchase of any real estate, where the obligation to make such payment is contingent on any event or condition (other than customary closing conditions for a purchase of real estate).

          "Contract Period" means the term of a B/A or B/A Equivalent Note
           ---------------
selected by the Canadian Borrower in accordance with Section 2.21, commencing on the date of such Borrowing or any rollover date, as applicable, of such B/A or B/A Equivalent Note (which shall be a Business Day) and expiring on a Business Day that shall be either 30 days, 60 days, 90 days or (subject to availability from all the C $ Revolving Lenders) 180 days thereafter, as the Canadian Borrower may elect; provided that no Contract Period shall extend beyond the
                    --------
Revolving Maturity Date. Notwithstanding the foregoing, whenever the last day of any Contract Period would otherwise occur on a day that is not a Business Day, the last day of such Contract Period shall occur on the next succeeding Business Day and such extension of time shall in such case be included in computing the Acceptance Fee in respect of the relevant B/A unless such next succeeding Business Day would fall in the next calendar month, in which case such Contract Period shall end on the next preceding Business Day.

          "Control" means the possession, directly or indirectly, of the power
           -------
to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.
 -----------       ----------

          "Controlled Group" means all members of a controlled group of
           ----------------
corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with Holdings, are treated as a single employer under Section 414 of the Code or
Section 4001 of ERISA.

          "Credit Facility" means a category of Commitments and extensions of
           ---------------
credit thereunder. For purposes hereof, each of the following comprises a separate Credit Facility: (a) the U.S. $ Revolving Commitments, the U.S. $ Revolving Loans, the Swingline Exposure and the LC Exposure; (b) the C $ Revolving Commitments and the C $ Revolving Loans; (c) the Additional Revolving Commitments and the Additional Revolving Loans; (d) the Term Loans; and (e) the Incremental Term Loans.

          "Debt" of any Person means, without duplication, (a) all obligations
           ----
of such Person for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments, (b) all Capital Lease Obligations of such Person as lessee under Capital Leases, (c) all obligations of such Person to pay the deferred purchase price of property or services (including Contingent Payments and Holdbacks but excluding trade accounts payable in the ordinary course of business), (d) all Debt secured by a Lien on the property of such Person, whether or not such Debt shall have been assumed by such Person (it being understood that if such Person has not assumed or otherwise become personally liable for any such Debt, the amount of the Debt of such Person in connection therewith shall be limited to the lesser of the face amount of such Debt or the fair market value of all property of such Person securing such
Debt), (e) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn) and banker's acceptances issued for the account or upon the application of such Person, (f) all Hedging Obligations of such Person, (g) all Suretyship Liabilities of such Person and (h) all Synthetic Lease Obligations of such Person.

          "Default" means any event or condition which constitutes an Event of
           -------
Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

          "Denomination Date" means, in relation to any Canadian Dollar
           -----------------
Borrowing, the date that is three Business Days before the date such Borrowing is made.

          "Designated Obligations" means all Obligations of the Loan Parties in
           ----------------------
respect of (a) principal of and interest on the Loans (including B/As, B/A Equivalent Notes and Acceptance Fees with respect thereto) and (b) fees, whether or not the same shall at the time of any determination be due and payable under the terms of the Loan Documents.

          "Designated U.S. Affiliate" has the meaning set forth in the
           -------------------------
definition of the term "Additional Revolving Lender".

          "Disclosed Matters" means the actions, suits and proceedings and the
           -----------------
environmental matters disclosed in Schedule 3.06.

          "Discount Proceeds" means, for any B/A (or, as applicable, any B/A
           -----------------
Equivalent Note), an amount (rounded to the nearest whole cent, and with one-half of one cent being rounded upwards) calculated on the applicable date of the Borrowing of which such B/A or B/A Equivalent Note is a part or any rollover date for such Borrowing by multiplying:

          (a)  the face amount of the B/A (or, as applicable, the B/A Equivalent
               Note); by

          (b) the quotient of one divided by the sum of one plus the product of:

               (i) the Discount Rate (expressed as a decimal) applicable to such B/A (or as applicable, such B/A Equivalent Note), and

               (ii) a fraction, the numerator of which is the Contract Period of the B/A (or, as
                    applicable, the B/A Equivalent Note) and the denominator of which is the number of days in the applicable calendar year,

          with such quotient being rounded up or down to the fifth decimal place, and .000005 being rounded up.

          "Discount Rate" means:
           -------------

          (a) with respect to any C $ Revolving Lender that is a Schedule I chartered bank under the Bank Act (Canada), as applicable to a B/A (or, as applicable, a B/A Equivalent Note) being purchased by such Lender on any day, the average (as determined by the Canadian Administrative Agent) of the respective percentage discount rates (expressed to two decimal places and rounded upward, if necessary, to the nearest 0.01%) quoted by the
     Schedule I Reference Banks as the percentage discount rate at which the
     Schedule I Reference Banks would, in accordance with their normal practices, at or about 10:00 a.m., Toronto time, on such date, be prepared to purchase bankers' acceptances accepted by the Schedule I Reference Banks having a face amount and term comparable to the face amount and term of such B/A or B/A Equivalent Note; and

          (b) with respect to any C $ Revolving Lender that is not a Schedule I chartered bank under the Bank Act (Canada), as applicable to a B/A (or, as applicable, a B/A Equivalent Note) being purchased by such Lender on any day, the average (as determined by the Canadian Administrative Agent) of the respective percentage discount rates (expressed to two decimal places and rounded upward, if necessary, to the nearest 0.01%) quoted by the
     Schedule II and/or Schedule III Reference Banks as the percentage discount rates at which the Schedule II and/or Schedule III Reference Banks would, in accordance with their normal practices, at or about 10:00 a.m., Toronto time, on such date, be prepared to purchase bankers' acceptances accepted by the Schedule II and/or Schedule III Reference Banks having a face amount and term comparable to the face amount and term of such B/A; provided,
                                                                  --------
     however, that no Discount Rate calculated pursuant to this clause (b) shall
     -------
     exceed the Discount Rate calculated pursuant to clause (a) above in respect of the same issue of Bankers' Acceptances plus 7 basis points (0.07%) per annum.

          "Disqualified Equity Interests" means any class or series of Equity
           -----------------------------
Interests that, either by its terms, by the
terms of any security into which it is convertible or exchangeable or by contract or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed prior to the Term Loan Maturity Date or is redeemable at the option of the holder thereof at any time prior to the Term Loan Maturity Date, or is convertible into or exchangeable for debt securities at any time prior to the Term Loan Maturity Date, or any class or series of Equity Interests that is otherwise redeemable on terms more favorable to the holder thereof than the redemption terms relating to Holdings's Series A Perpetual Convertible Preferred Stock, issued on January 7, 1999, or Series B Perpetual Convertible Preferred Stock, issued on September 30, 1999; provided,
                                                                     --------
however, that Equity Interests will not constitute Disqualified Equity Interests
-------
solely because the holders thereof have the right to require the issuer thereof to repurchase or redeem such Equity Interests upon the occurrence of a Change in Control; provided further that any Equity Interests that are redeemable on terms
         -------- -------
no more favorable to the holder thereof than the redemption terms relating to Holdings's Series A Perpetual Convertible Preferred Stock, issued on January 7, 1999, or Series B Perpetual Convertible Preferred Stock, issued on September 30, 1999, shall not constitute "Disqualified Equity Interests".

          "Dollar Equivalent" means, with respect to any amount of Canadian
           -----------------
Dollars on any date, the amount of Dollars that may be purchased with such amount of Canadian Dollars at the Spot Exchange Rate on such date.

          "Dollars" or "$" refers to lawful money of the United States of
           -------      -
America.

          "Effective Date" means the date on which the conditions specified in
           --------------
Section 4.01 are satisfied (or waived in accordance with Section 9.02).

          "Environmental Laws" means all applicable laws, rules, regulations,
           ------------------
codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, presence, release or threatened release of any Hazardous Materials or to health and safety matters, as those matters relate to environmental protection.

          "Environmental Liability" means any liability, contingent or otherwise
           -----------------------
(including any liability for
damages, costs of environmental remediation, fines, penalties or indemnities), of Holdings or any Subsidiary resulting from or based upon (a) violation of any Environmental Law, (b) the generation, presence, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "Equipment Securitization Transaction" means any sale, assignment,
           ------------------------------------
pledge or other transfer (or series of related sales, assignments, pledges or other transfers) (a) by Holdings or any Subsidiary of rental fleet equipment or related assets to facilitate any financing transaction entered into by an ES Special Purpose Vehicle that is permitted hereunder, (b) by any ES Special Purpose Vehicle of leases or rental agreements between Holdings and/or any Subsidiary, as lessee, on the one hand, and such ES Special Purpose Vehicle, as lessor, on the other hand, relating to such equipment or related assets and lease receivables arising under such leases and rental agreements and (c) by Holdings or any Subsidiary of any interest in any of the foregoing, together in each case with (i) any and all proceeds thereof (including all collections relating thereto, all payments and other rights under insurance policies or warranties relating thereto, all disposition proceeds received upon a sale thereof, and all rights under manufacturers' repurchase programs or guaranteed depreciation programs relating thereto), (ii) any collection or deposit account relating thereto and (iii) any collateral, guaranties, credit enhancement or other property or claims supporting or securing payment on, or otherwise relating to, any such leases, rental agreements or lease receivables.

          "Equity Interests" means shares of capital stock, partnership
           ----------------
interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) that, together with Holdings, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of

ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

          "ERISA Event" means (a) any "reportable event", as defined in Section
           -----------
4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by Holdings or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by Holdings or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by Holdings or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by Holdings or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from Holdings or any ERISA Affiliate, of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "ES Special Purpose Vehicle" means a trust, bankruptcy remote entity
           --------------------------
or other special purpose entity which is a Subsidiary (or, if not a Subsidiary, the common equity of which is wholly owned, directly or indirectly, by Holdings) and which is formed for the purpose of, and engages in no material business other than, acting as a lessor, issuer or depositor in an Equipment Securitization Transaction (and, in connection therewith, owning the equipment, leases, rental agreements, lease receivables, rights to payment and other interests, rights and assets described in the definition of Equipment Securitization Transaction, and pledging or transferring any of the foregoing or interests therein).

          "Eurodollar", when used in reference to any Loan or Borrowing, refers
           ----------
to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted IBO Rate.

          "Event of Default" has the meaning assigned to such term in Article
           ----------------
VII.

          "Excess Synthetic Lease Collateral" means specified assets with a fair
           ---------------------------------
market value not exceeding 35% of the Synthetic Lease Obligations secured thereby.

          "Excluded Subsidiaries" means (a) any Special Purpose Vehicle (if and
           ---------------------
so long as, and to the extent that, satisfaction of the Collateral and Guarantee Requirement by such Special Purpose Vehicle would violate the terms of the Securitization Transaction(s) entered into by such Special Purpose Vehicle), (b) any Acquisition Subsidiary (unless and until such Acquisition Subsidiary acquires any Equity Interests or assets), (c) the QuIPS Trust and (d) any Subsidiary if (i) any Equity Interests in such Subsidiary (other than directors' qualifying shares or similar Equity Interests) are owned by any Person or Persons other than Holdings or a Subsidiary (except any Excluded Subsidiary),
(ii) the consent of such Person or Persons is required in order for the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary, (iii) such consent has not been obtained and (iv) such Subsidiary has not incurred any Suretyship Liability in respect of, or Lien on any of its assets securing, any other Debt of any Loan Party.

          "Excluded Taxes" means, with respect to the Agents, any Lender, the
           --------------
Issuing Bank or any other recipient (including a Participant) of any payment to be made by or on account of any obligation of either Borrower hereunder or under any other Loan Document, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Foreign Lender (or a Participant that would be a Foreign Lender if it were a Lender) or any other recipient of any payment to be made by or on account of any obligation of either Borrower hereunder or under any other Loan Document (other than an assignee pursuant to a request by such Borrower under Section 2.19(b)), any withholding tax that (i) is in effect and would apply to amounts payable to such Foreign Lender (or a Participant that would be a Foreign Lender if it were a Lender) or any other recipient of any payment to be made by or on account of any obligation of either Borrower hereunder or under any other Loan Document at the time such Foreign Lender (or a Participant that would be a Foreign Lender if it were a Lender) or any other recipient of any payment to be made by or on account of any obligation of such Borrower hereunder or under any other Loan Document becomes a party (or becomes entitled to any payment with respect) to this Agreement or any other Loan Document (or designates a new lending office), except to the extent that
(A) such Foreign Lender (or a Participant that would be a Foreign Lender if it were a Lender) or any other recipient of any payment to be made by or on account of any obligation of either Borrower hereunder or under any other Loan Document (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from such Borrower with respect to any withholding tax pursuant to Section 2.17(a), (B) such withholding Tax is attributable to the designation of a Subsidiary after the date upon which such Foreign Lender (or a Participant that would be a Foreign Lender if it were a Lender) or any other recipient of any payment to be made by or on account of any obligation of either Borrower hereunder or under any other Loan Document becomes a party to this Agreement or (C) such withholding tax is imposed on payments made (x) to a Foreign Lender (or a Participant that would be a Foreign Lender if it were a Lender) or any other recipient of any payment to be made by or on account of any obligations of either Borrower hereunder or under any other Loan Document following a CAM Exchange or (ii) is attributable to the failure of such Foreign Lender (or a Participant that would be a Foreign Lender if it were a Lender) or any other recipient of any payment to be made by or on account of any obligation of either Borrower hereunder or under any other Loan Document to comply with Section 2.17(e).

          "Excluded Transfers" has the meaning assigned to such term in Section
           ------------------
6.05(d).

          "Existing Credit Agreements" means the Existing Revolving Credit
           --------------------------
Agreement and the Existing Term Loan Credit Agreements.

          "Existing Letter of Credit" means each letter of credit previously
           -------------------------
issued for the account of, or guaranteed by, Holdings or any Subsidiary that (a) is outstanding on the Effective Date and (b) is listed on Schedule 2.05.

          "Existing Revolving Credit Agreement" means the Credit Agreement dated
           -----------------------------------
as of September 29, 1998, among the U.S. Borrower, Holdings, the Canadian Borrower, various financial institutions, Bank of America Canada, as Canadian administrative agent, and Bank of America, N.A., as administrative agent, as amended or restated from time to time (including any amendment or restatement increasing the amount available thereunder).

          "Existing Synthetic Leases" means (a) the $98,500,000 of Synthetic
           -------------------------
Lease Obligations of the U.S. Borrower outstanding on the date hereof under the Master Lease Agreement dated as of December 17, 1999, as amended, between UR
(NA) 1999 Trust and the U.S. Borrower and (b) the $246,500,000 of Synthetic Lease Obligations of the U.S. Borrower outstanding on the date hereof under the Master Lease Agreement dated as of June 30, 2000, as amended, between UR (NA) 2000 Trust and the U.S. Borrower.

          "Existing Term Loan B Credit Agreement" means the Amended and Restated
           -------------------------------------
Term Loan Agreement dated as of May 12, 2000, among Holdings, the U.S. Borrower, various financial institutions and Bank of America, N.A., as agent, which amends and restates the Term Loan Agreement dated as of July 10, 1998.

          "Existing Term Loan C Credit Agreement" means the Amended and Restated
           -------------------------------------
Term Loan Agreement dated as of May 12, 2000, among Holdings, the U.S. Borrower, various financial institutions and Bank of America, N.A., as agent, which amends and restates the Term Loan Agreement dated as of July 15, 1999.

          "Existing Term Loan Credit Agreements" means, collectively, the
           ------------------------------------
Existing Term Loan B Credit Agreement, the Existing Term Loan C Credit Agreement and the Existing Term Loan D Credit Agreement.

          "Existing Term Loan D Credit Agreement" means the Term Loan Agreement
           -------------------------------------
dated as of June 9, 2000, among Holdings, the U.S. Borrower and Bank of America, N.A., as agent.

          "Existing Term Loans" has the meaning assigned to such term in Section
           -------------------
2.01(b).

          "Federal Funds Effective Rate" means, for any day, the weighted
           ----------------------------
average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the U.S. Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Financial Officer" means the chief financial officer, principal
           -----------------
accounting officer, treasurer or controller of Holdings.

          "Fiscal Quarter" means a fiscal quarter of a Fiscal Year.
           --------------

          "Fiscal Year" means the fiscal year of Holdings and its Subsidiaries,
           -----------
which period shall be the 12-month period ending on December 31 of each year. References to a Fiscal Year with a number corresponding to any calendar year (e.g., "Fiscal Year 2001") refer to the Fiscal Year ending on December 31 of
 ----
such calendar year.

          "Floor Plan Financing Arrangement" means any arrangement whereby
           --------------------------------
Holdings or a Subsidiary grants a Lien to an equipment manufacturer (or an affiliate thereof which is in the financing business) on all equipment purchased from such manufacturer and the proceeds thereof, including equipment which was not financed by such manufacturer (or an affiliate thereof).

          "Foreign Lender" means any Lender that is organized under the laws of
           --------------
a jurisdiction other than that in which the applicable Borrower is located. For purposes of this definition, the United States of America, each state thereof and the District of Columbia shall be deemed to constitute a single jurisdiction and Canada and each province and territory thereof shall be deemed to constitute a single other jurisdiction.

          "Foreign Subsidiary" means any Subsidiary that is organized under the
           ------------------
laws of a jurisdiction other than, and which is conducting the majority of its business outside of, (i) the United States of America or any state thereof or the District of Columbia and (ii) Canada or any province or territory thereof.

          "Funded Debt" means (a) all Debt of Holdings and its Subsidiaries and
           -----------
(b) to the extent not included in the definition of Debt, without duplication, all outstanding Securitization Obligations, but excluding (i) contingent obligations in respect of undrawn letters of credit and Suretyship Liabilities (except to the extent constituting contingent obligations or Suretyship Liabilities in respect of Funded Debt of a Person other than Holdings or any Subsidiary), (ii) Hedging Obligations, (iii) Debt of Holdings to Subsidiaries and Debt of Subsidiaries to Holdings or to other Subsidiaries and (iv) Debt (including guaranties thereof) in respect of the QuIPS Debentures and the QuIPS Preferred Securities.

          "Funded Debt to Cash Flow Ratio" means, as of the last day of any
           ------------------------------
Fiscal Quarter, the ratio of (i) Funded Debt as of such day to (ii) Cash Flow as of such day.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America.

          "Governmental Authority" means the government of the United States of
           ----------------------
America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Guarantee Agreements" means the U.S. Guaranty and the Canadian
           --------------------
Subsidiary Guarantee Agreement.

          "Hazardous Materials"  means all explosive or radioactive substances
           -------------------
or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

          "Hedging Agreement" means any interest rate protection agreement,
           -----------------
foreign currency exchange agreement, equity swap agreement, commodity price protection agreement or other interest or currency exchange rate, equity price or commodity price hedging arrangement.

          "Hedging Obligations" means, with respect to any Person, all
           -------------------
liabilities of such Person under any Hedging Agreement.

          "Holdback" means an unsecured, non-interest-bearing obligation of
           --------
Holdings or any Subsidiary to pay a portion of the purchase price for any purchase or other acquisition permitted hereunder which matures within nine months of the date of such purchase or other acquisition.

          "Holdings" means United Rentals, Inc., a Delaware corporation.
           --------

          "IBO Rate" means, with respect to any Eurodollar Borrowing for any
           --------
Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) equal to the interest rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered in immediately available funds to the U.S. Administrative Agent at the Eurodollar lending offices where its foreign currency and exchange operations and Eurodollar funding operations are customarily conducted in the international interbank market at approximately 10:00 a.m., New York City time, two Business Days prior to the commencement of such Interest Period. In the event that such rate is not available at such time for any reason, then the "IBO Rate" with respect to such Eurodollar Borrowing
                          --------
for such Interest Period shall be the rate at which Dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the Eurodollar lending offices where the U.S. Administrative Agent's foreign currency and exchange operations and Eurodollar funding operations are customarily conducted in the international interbank market at approximately 11:00 a.m., New York City time, two Business Days prior to the commencement of such Interest Period.

          "Incremental Term Lender" means a Lender with an outstanding
           -----------------------
Incremental Term Loan.

          "Incremental Term Loans" has the meaning assigned to such term in
           ----------------------
Section 2.20.

          "Incremental Facility Amendment" has the meaning assigned to such term
           ------------------------------
in Section 2.20.

          "Indemnified Taxes" means Taxes other than Excluded Taxes.
           -----------------

          "Information Memorandum" means the Confidential Information Memorandum
           ----------------------
dated March 2001, relating to Holdings, the U.S. Borrower and the Transactions.

          "Interest Coverage Ratio" means, for any Computation Period, the ratio
           -----------------------
of (a) Consolidated Net Income before deducting Interest Expense, income tax expense, amortization (but not depreciation) and Rentals for such Computation Period to (b) Interest Expense plus (without duplication) Rentals (excluding
                               ----
Rentals relating to the principal component under Synthetic Leases) for such Computation Period.

          "Interest Election Request" means a request by the U.S. Borrower or
           -------------------------
the Canadian Borrower, as applicable, to convert or continue a U.S. $ Revolving Borrowing, C $ Revolving Borrowing, Additional Revolving Borrowing or Term Borrowing in accordance with Section 2.07.

          "Interest Expense" means for any period the sum, without duplication,
           ----------------
of (a) the consolidated interest
expense of Holdings and its Subsidiaries for such period (including, without duplication, interest paid on the QuIPS Debentures, distributions on (but not redemptions of) the QuIPS Preferred Securities, imputed interest on Capital Leases and Synthetic Leases and any interest which is capitalized but excluding amortization of deferred financing costs) and (b) consolidated yield or discount accrued during such period on the aggregate investment or claim held by purchasers, assignees or other transferees of, or of interests in, accounts receivable, lease receivables and other rights to payment of Holdings and its Subsidiaries in connection with any Securitization Transaction (regardless of the accounting treatment of such Securitization Transaction).

          "Interest Payment Date" means (a) with respect to any ABR Loan,
           ---------------------
Canadian Prime Rate Loan or Swingline Loan, the last day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

          "Interest Period" means, with respect to any Eurodollar Borrowing, the
           ---------------
period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each Lender participating in such Borrowing, nine or twelve months) thereafter or the day one or two weeks thereafter, as the U.S. Borrower may elect; provided that (a) if any Interest Period would end on a day
                    --------
other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (b) any Interest Period (other than a one or two-week Interest Period) that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

          "Investment" means, relative to any Person, (a) any loan or advance
           ----------
made by such Person to any other Person (excluding any commission, travel or similar advances made to directors, officers and employees of Holdings or any Subsidiary), (b) any Suretyship Liability of such Person, (c) any ownership or similar interest held by such Person in any other Person and (d) deposits and the like relating to prospective acquisitions of businesses (excluding deposits placed in escrow pursuant to bona fide arrangements that provide for the return of such deposits to Holdings or the applicable Subsidiary in the event that the related transaction is not consummated for any reason by a date certain).

          "Issuing Bank" means The Chase Manhattan Bank, in its capacity as the
           ------------
issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i) and solely in respect of any Existing Letter of Credit, the issuer of such Existing Letter of Credit. The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

          "Judgment Currency" has the meaning set forth in Section 9.15.
           -----------------

          "Judgment Currency Conversion Date" has the meaning set forth in
           ---------------------------------
Section 9.15.

          "LC Disbursement" means a payment made by the Issuing Bank pursuant to
           ---------------
a Letter of Credit.

          "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn
           -----------
amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the U.S. Borrower at such time. The LC Exposure of any U.S. $ Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

          "LC Reserve Account" has the meaning set forth in Section 10.02(a).
           ------------------

          "Lender Affiliate" means (a) with respect to any Lender, (i) an
           ----------------
Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender, and (b) with respect to any Lender that is a fund that invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and that is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "Lenders" means the Persons listed on Schedule 2.01 and any other
           -------
Person that shall have become a party hereto pursuant to an Assignment and Acceptance or an Incremental Facility Amendment or pursuant to Section 2.24, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lender.

          "Letter of Credit" means any letter of credit issued pursuant to this
           ----------------
Agreement and each Existing Letter of Credit.

          "Lien" means, with respect to any Person, any interest granted by such
           ----
Person in any real or personal property, asset or other right owned or being purchased or acquired by such Person which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, charge, hypothecation or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

          "Loan Documents" means this Agreement, the Guarantee Agreements, the
           --------------
Incremental Facility Amendment and the Security Documents.

          "Loan Parties" means Holdings, the Borrowers and the Subsidiary Loan
           ------------
Parties.

          "Loan" means any loan made by any Lender to either Borrower pursuant
           ----
to this Agreement, which shall include any B/A or B/A Equivalent Note accepted by any C $ Revolving Lender pursuant to this Agreement.

          "Majority Lenders" means, with respect to any Credit Facility on any
           ----------------
date, Lenders having Loans (excluding Swingline Loans) and unused Commitments (excluding commitments to issue Letters of Credit or make Swingline Loans) representing more than 50% of the sum of all Loans (excluding Swingline Loans) and unused Commitments (excluding commitments to issue Letters of Credit or make Swingline Loans) under such Credit Facility on such date. For purposes of determining the Majority Lenders, any amounts denominated in Canadian Dollars shall be translated into Dollars at the Spot Exchange Rates in effect on the Effective Date.

          "Margin Stock" means any "margin stock" as defined in Regulation U of
           ------------
the Board.

          "Material Adverse Effect" means (a) a material adverse change in, or a
           -----------------------
material adverse effect upon, the financial condition, operations, assets, business, properties or prospects of Holdings and the Subsidiaries, taken as a whole, or (b) a material adverse effect upon any substantial portion of the Collateral or upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document.

          "Material Debt" means Debt (other than the Loans and Letters of
           -------------
Credit) of any one or more of Holdings and the Subsidiaries in an aggregate principal amount exceeding $15,000,000 (or its equivalent in any other currency). For purposes of determining Material Debt, the "principal amount" of any Hedging Obligation of Holdings or any Subsidiary at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings or such Subsidiary would be required to pay if the related Hedging Agreement were terminated at such time.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Multiemployer Plan" means a multiemployer plan as defined in Section
           ------------------
4001(a)(3) of ERISA.

          "Net Proceeds" means, with respect to any event (a) the cash proceeds
           ------------
received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by Holdings and the Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made by Holdings and the Subsidiaries as a result of such event to repay Debt (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by Holdings and the Subsidiaries, and the amount of any reserves established by Holdings and the

Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of Holdings).

          "Net Worth" means, at any time, the sum of (a) Holdings's consolidated
           ---------
stockholders' equity (including preferred stock accounts but determined by excluding the effects of the write-offs and charges referred to in clause (b) of the definition of Consolidated Net Income) at such time plus (b) to the extent, if any, not included in such stockholders' equity, the outstanding amount of the QuIPS Preferred Securities at such time.

          "Obligation Currency" has the meaning set forth in Section 9.15.
           -------------------

          "Obligations" means any and all "Liabilities", as defined in any
           -----------
applicable Security Document or the Guarantee Agreements.

          "Other Taxes" means any and all present or future recording, stamp,
           -----------
documentary, excise, transfer, sales, property or similar taxes, charges or levies, other than Excluded Taxes, arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

          "Participant" has the meaning set forth in Section 9.04(e).
           -----------

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and
           ----
defined in ERISA and any successor entity performing similar functions.

          "Perfection Certificate" means a certificate in the form of Exhibit I
           ----------------------
or any other form approved by the U.S. Collateral Agent.

          "Permitted Holders" means (a) the executive managers of the U.S.
           -----------------
Borrower as of the Effective Date and their respective estates, their respective spouses and former spouses, their lineal descendants, the legal representatives of any of the foregoing, the trustees of any bona fide trusts of which any of the foregoing are the sole beneficiaries, and any Person of which any of the foregoing "beneficially owns" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) at least 51% of each class of Equity Interests of such Person; and (b) Richard D.

Colburn and any of his estate, his spouse or any former spouse, his lineal descendants, the legal representatives of any of the foregoing, the trustees of any bona fide trusts of which any of the foregoing and/or one or more charitable organizations (as defined below) are the sole beneficiaries, any Person of which any of the foregoing "beneficially owns" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) at least 51 % of each class of the Equity Interests of such Person and any charitable organization to which any of the foregoing transfers 20% or more of the outstanding shares of common stock of Holdings. For purposes of the foregoing, a "charitable organization" is an organization to which a contribution is deductible for income tax purposes under the Code.

          "Person" means any natural person, corporation, limited liability
           ------
company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "Plan" means any employee pension benefit plan (other than a
           ----
Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which Holdings or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledge Agreements" means the U.S. Pledge Agreement and the Canadian
           -----------------
Pledge Agreement.

          "Prime Rate" means the rate of interest per annum publicly announced
           ----------
from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "QuIPS Debentures" means the 6-1/2% convertible subordinated
           ----------------
debentures issued by Holdings to the QuIPS Trust pursuant to the QuIPS
Indenture.

          "QuIPS Guarantees" means (i) the Guarantee Agreement dated as of
           ----------------
August 5, 1998, issued by Holdings (then known as United Rentals Holdings, Inc.) relating to the common securities of the QuIPS Trust and (ii) the Guarantee Agreement dated as of August 5, 1998, between Holdings (then known as United Rentals Holdings, Inc.) and The Bank of New York, as Trustee, relating to the QuIPS Preferred Securities.

          "QuIPS Indenture" means the Indenture dated as of August 5, 1998,
           ---------------
between Holdings (then known as United Rentals Holdings, Inc.) and The Bank of New York, as Trustee.

          "QuIPS Preferred Securities" means the 6-1/2% convertible quarterly
           --------------------------
income preferred securities issued by the QuIPS Trust pursuant to the QuIPS Purchase Agreement.

          "QuIPS Purchase Agreement" means the Purchase Agreement dated as of
           ------------------------
July 30, 1998, among the QUIPS Trust, Holdings (then known as United Rentals Holdings, Inc.), the U.S. Borrower (then known as United Rentals, Inc.) and the purchasers named therein.

          "QuIPS Trust" means United Rentals Trust I, a special purpose Delaware
           -----------
business trust established pursuant to the Amended and Restated Trust Agreement dated as of August 5, 1998, among Holdings (then known as United Rentals Holdings, Inc.), The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the administrative trustees named therein.

          "Reallocation Notice" has the meaning set forth in Section 2.23.
           -------------------

          "Receivables Securitization Transaction" means any sale, assignment or
           --------------------------------------
other transfer (or series of related sales, assignments or other transfers) by Holdings or any Subsidiary of accounts receivable, lease receivables or other payment obligations owing to Holdings or such Subsidiary or any interest in any of the foregoing, together in each case with any collections and other proceeds thereof, any collection or deposit account related thereto, and any collateral, guaranties or other property or claims supporting or securing payment by the obligor thereon of, or otherwise related to, or subject to leases giving rise to, any such receivables.

          "Register" has the meaning set forth in Section 9.04.
           --------

          "Related Parties" means, with respect to any specified Person, such
           ---------------
Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Rentals" means the aggregate fixed amounts payable by Holdings or any
           -------
Subsidiary under any lease of (or other agreement conveying the right to use) any real or personal property by Holdings or any Subsidiary, as lessee, other than (i) any Capital Lease or (ii) any lease with a remaining term of six months or less which is not renewable solely at the option of the lessee.

          "Required Lenders" means, at any time, Lenders having Revolving
           ----------------
Exposures, Term Loans, Incremental Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans, Incremental Term Loans and unused Commitments at such time. For purposes of determining the Required Lenders, any amounts denominated in Canadian Dollars shall be translated into Dollars at the Spot Exchange Rate in effect on the Effective Date.

          "Reset Date" has the meaning set forth in Section 2.22(a)(ii).
           ----------

          "Revolving Commitments" means the U.S. $ Revolving Commitments and the
           ---------------------
C $ Revolving Commitments.

          "Revolving Exposures" means the U.S. $ Revolving Exposures, the
           -------------------
Additional Revolving Exposures and the C $ Revolving Exposures.

          "Revolving Lenders" means the U.S. $ Revolving Lenders and the C $
           -----------------
Revolving Lenders.

          "Revolving Loans" means the U.S. $ Revolving Loans and C $ Revolving
           ---------------
Loans.

          "Revolving Maturity Date" means October 20, 2006.
           -----------------------

          "RS Special Purpose Vehicle" means a trust, bankruptcy remote entity
           --------------------------
or other special purpose entity which is a Subsidiary (or, if not a Subsidiary, the common equity of which is wholly owned, directly or indirectly, by Holdings) and which is formed for the purpose of, and engages in no material business other than, acting as an issuer or a depositor in a Receivables Securitization Transaction (and, in connection therewith, owning accounts receivable, lease receivables, other rights to payment, leases and related assets and pledging or transferring any of the foregoing or interests therein).

          "S&P" means Standard & Poor's, a division of The McGraw-Hill
           ---
Companies.

          "Schedule I Reference Banks" means such Schedule I chartered banks
           --------------------------
under the Bank Act (Canada) as are mutually agreed upon by the Canadian Administrative Agent and the Canadian Borrower.

          "Schedule II and/or Schedule III Reference Banks" means such Schedule
           -----------------------------------------------
II and/or Schedule III banks under the Bank Act (Canada) as are mutually agreed upon by the Canadian Administrative Agent and the Canadian Borrower.

          "Secured Parties" has the meaning assigned to such term in the U.S.
           ---------------
Security Agreement.

          "Securitization Obligations" means, with respect to any Securitization
           --------------------------
Transaction, the aggregate investment or claim held at any time by all purchasers, assignees or transferees of (or of interests in) or holders of obligations that are supported or secured by (i) in the case of an Equipment Securitization Transaction, equipment or related assets (and leases, rental agreements, lease receivables, rights to payment and other interests, rights and assets described in the definition of Equipment Securitization Transaction) in connection with such Equipment Securitization Transaction, and (ii) in the case of a Receivables Securitization Transaction, accounts receivable, lease receivables and other rights to payment in connection with such Receivables Securitization Transaction.

          "Securitization Transaction" means an Equipment Securitization
           --------------------------
Transaction or a Receivables Securitization Transaction.

          "Security Agreements" means the U.S. Security Agreement and the
           -------------------
Canadian Security Agreement.

          "Security Documents" means the Security Agreements, the Pledge
           ------------------
Agreements and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.12 or 5.13 to secure any of the Obligations.

          "Seller Subordinated Debt" means unsecured Debt of either Borrower
           ------------------------
that:

          (a) is subordinated, substantially upon the terms set forth in Exhibit J or other terms that are more favorable to the Lenders, in right of payment to the payment in full in cash of the Loans and all other amounts owed under the Loan Documents (whether or not matured or due and payable); and

          (b) represents all or part of the purchase price payable by either Borrower in connection with a transaction described in Section 6.05(c).

          "Senior Debt" means all Funded Debt of Holdings and its Subsidiaries
           -----------
other than Subordinated Debt.

          "Senior Debt to Cash Flow Ratio" means, as of the last day of any
           ------------------------------
Fiscal Quarter, the ratio of (i) Senior Debt as of such day to (ii) Cash Flow as of such day.

          "Senior Note Documents" means the Senior Notes Indenture and all other
           ---------------------
instruments, agreements and other documents evidencing or governing the Senior Notes or providing for any Suretyship Liability or other right in respect thereof.

          "Senior Notes" means the senior unsecured notes to be issued by the
           ------------
U.S. Borrower on or prior to the Effective Date in an aggregate principal amount not less than $300,000,000 and the Debt represented thereby and by the guarantees thereof.

          "Senior Notes Indenture" means the indenture under which the Senior
           ----------------------
Notes are issued.

          "Special Purpose Vehicle" means an ES Special Purpose Vehicle or an RS
           -----------------------
Special Purpose Vehicle.

          "Spot Exchange Rate" means, on any day, with respect to Canadian
           ------------------
Dollars, the spot rate at which Dollars are offered on such day by the Canadian Administrative Agent in Toronto for Canadian Dollars at approximately 11:00 a.m. (Toronto time). For purposes of determining the Spot Exchange Rate in connection with a Canadian Dollar Borrowing, such Spot Exchange Rate shall be determined as of the Denomination Date for such Borrowing.

          "Statutory Reserve Rate" means a fraction (expressed as a decimal),
           ----------------------
the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the U.S. Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "Subordinated Debt" means (a) the $200,000,000 of 9.50% unsecured
           -----------------
senior subordinated notes due 2008 issued by the U.S. Borrower (then known as United Rentals, Inc.) on May 22, 1998, and the unsecured subordinated guarantees thereof provided for in the applicable Subordinated Note Indenture, (b) the $205,000,000 of 8.80% unsecured senior subordinated notes due 2008 issued by the U.S. Borrower on August 12, 1998, and the unsecured subordinated guarantees thereof provided for in the applicable Subordinated Note Indenture, (c) the $300,000,000 of 9.25% unsecured senior subordinated notes due 2009 issued by the U.S. Borrower on December 15, 1998, and the unsecured subordinated guarantees thereof provided for in the applicable Subordinated Note Indenture, (d) the $250,000,000 of 9.0% unsecured senior subordinated notes due 2009 issued by the U.S. Borrower on March 23, 1999, and the unsecured subordinated guarantees thereof provided for in the applicable Subordinated Note Indenture, (e) Seller Subordinated Debt and (f) any other unsecured Debt of either Borrower and unsecured guarantees thereof by Holdings and/or any Subsidiary of the U.S. Borrower which (i) is owed to Persons other than officers, employees, directors or Affiliates of either Borrower, (ii) has no amortization prior to the date that is six months after the Term Loan Maturity Date and (iii) has subordination terms (including subordination terms with respect to guarantees), covenants, events of default and redemption provisions which are not less favorable to the Lenders than those set forth in the Subordinated Note Indentures or are otherwise approved by the Required Lenders, such approval not to be unreasonably withheld.

          "Subordinated Note Indentures" means each of (a) the Indenture dated
           ----------------------------
as of May 22, 1998, among the U.S. Borrower (then known as United Rentals, Inc.), various Subsidiaries of the U.S. Borrower and State Street Bank and Trust Company, as Trustee, pursuant to which the U.S. Borrower issued $200,000,000 of Subordinated Debt, (b) the Indenture dated as August 12, 1998, among the U.S. Borrower, various Subsidiaries of the U.S. Borrower and State Street Bank and Trust Company, as Trustee, pursuant to which the U.S. Borrower issued $205,000,000 of Subordinated Debt, (c) the Indenture dated as of December 15, 1998, among the U.S. Borrower, various Subsidiaries of the U.S. Borrower and State Street Bank and Trust Company, as Trustee, pursuant to which the U.S. Borrower issued $300,000,000 of Subordinated Debt and (d) the Indenture dated as of March 23, 1999, among the U.S. Borrower, various Subsidiaries of the U.S. Borrower and The Bank of New York, as Trustee, pursuant to which the U.S. Borrower issued $250,000,000 of Subordinated Debt.

          "subsidiary" means, with respect to any Person (the "parent") at any
           ----------                                          ------
date, any corporation, limited liability company, unlimited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, unlimited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Subsidiary" means any subsidiary of Holdings (including the
           ----------
Borrowers).

          "Subsidiary Loan Party" means any Subsidiary (including the Borrowers)
           ---------------------
other than a Foreign Subsidiary or an Excluded Subsidiary.

          "Suretyship Liability" means, with respect to any Person, any
           --------------------
liability of such Person with respect to any agreement, undertaking or arrangement by which such Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtor, or otherwise to assure a creditor against loss) any Debt (or, other than for purposes of the definition of Debt, any other obligation or other liability) of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation in respect of any Suretyship Liability shall (subject to any limitation set forth therein) be deemed to be the principal amount of the debt, obligation or other liability supported thereby.

          "Swingline Exposure" means, at any time, the aggregate principal
           ------------------
amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

          "Swingline Lender" means The Chase Manhattan Bank, in its capacity as
           ----------------
lender of Swingline Loans hereunder.

          "Swingline Loan" means a Loan made pursuant to Section 2.04.
           --------------

          "Synthetic Lease" means a lease transaction under which the parties
           ---------------
intend that (i) the lease will be treated as an "operating lease" by the lessee pursuant to Statement of Financial Accounting Standards No. 13, as amended, and
(ii) the lessee will be entitled to various tax and other benefits ordinarily available to owners (as opposed to lessees) of like property.

          "Synthetic Lease Obligations" means, with respect to any Person, the
           ---------------------------
sum of (a) all remaining rental obligations of such Person as lessee under Synthetic Leases which are attributable to principal and, without duplication,
(b) all rental and purchase price payment obligations of such Person under Synthetic Leases assuming such Person exercises the option to purchase the leased property at the end of the lease term.

          "Tangible Assets" means at any time all assets of Holdings and its
           ---------------
Subsidiaries excluding all Intangible Assets. For purposes of the foregoing,
             ---------
"Intangible Assets" means goodwill, patents, trade names, trademarks,
 -----------------
copyrights, franchises, experimental expense, organization expense and any other assets that are properly classified as intangible assets in accordance with GAAP.

          "Taxes" means any and all present or future taxes, levies, imposts,
           -----
duties, deductions, charges or withholdings imposed by any Governmental
Authority.

          "Term Loan" means a Loan made (and Existing Term Loans and Assigned
           ---------
Debt purchased by the Lenders) pursuant to clause (a) of Section 2.01.

          "Term Loan Commitment" means, with respect to each Lender, the
           --------------------
commitment, if any, of such Lender to make a Term Loan hereunder (or to purchase Existing Term Loans and Assigned Debt that become Term Loans hereunder) on the Effective Date, expressed as an amount representing the maximum principal amount of the Term Loan to be made by such Lender hereunder, as such commitment may be
(a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Term Loan Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Term Loan Commitment, as applicable. The initial aggregate amount of the Lenders' Term Loan Commitments is $750,000,000.

          "Term Loan Lender" means a Lender with a Term Loan Commitment or an
           ----------------
outstanding Term Loan.

          "Term Loan Maturity Date" means August 31, 2007.
           -----------------------

          "Total Additional Revolving Commitment" means, at any time, the
           -------------------------------------
aggregate amount of the Additional Revolving Commitments, as in effect at such time, but not to exceed
$75,000,000. The Total Additional Revolving Commitment on the Effective Date is $0.

          "Total C $ Revolving Commitment" means, at any time, the aggregate
           ------------------------------
amount of the C $ Revolving Commitments, as in effect at such time, but not to exceed $75,000,000. The Total C $ Revolving Commitment on the Effective Date is U.S. $40,000,000.

          "Total U.S. $ Revolving Commitment" means, at any time, the aggregate
           ---------------------------------
amount of the U.S. $ Revolving Commitments, as in effect at such time. The Total U.S. $ Revolving Commitment on the Effective Date is $710,000,000.

          "Transactions" means (a) the repayment by the U.S. Borrower and its
           ------------
Subsidiaries of all amounts outstanding under the Existing Credit Agreements (other than the principal amount of any loans outstanding thereunder on the Effective Date that are held by, or assigned to, the Lenders hereunder and are to remain outstanding hereunder as provided in Section 2.01(b) and the Existing Letters of Credit deemed issued hereunder as provided in Section 2.05(a)) and the amendment and restatement of the Existing Credit Agreements as provided in this Agreement; (b) the execution, delivery and performance by each Loan Party of the Loan Documents to which it is to be a party (including the granting of Liens pursuant to the Security Documents), the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder; and (c) the execution, delivery and performance by the U.S. Borrower of the Senior Note Documents to which it is to be a party, the issuance of the Senior Notes and the use of the proceeds thereof.

          "Type", when used in respect of any Loan or Borrowing, shall refer to
           ----
the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term

"Rate" shall include the Adjusted IBO Rate, the Alternate Base Rate, the
 ----
Canadian Prime Rate and the Discount Rate applicable to B/As or B/A Equivalent Notes.

          "U.S. $ Commitment Fee" has the meaning set forth in Section 2.12(a).
           ---------------------

          "U.S. $ Revolving Availability Period" means the period from and
           ------------------------------------
including the Effective Date to but excluding the earlier of (a) the Revolving Maturity Date and (b) the date of termination of the U.S. $ Revolving Commitments.

          "U.S. $ Revolving Borrowing" means a Borrowing comprised of U.S. $
           --------------------------
Revolving Loans.

          "U.S. $ Revolving Commitment" means, with respect to any Lender, the
           ---------------------------
commitment, if any, of such Lender to make U.S. $ Revolving Loans during the U.S. $ Revolving Availability Period and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum potential aggregate amount of such Lender's U.S. $ Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to
Section 2.08 or 2.24 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 2.19 or 9.04. The initial amount of each U.S. $ Revolving Lender's U.S. $ Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its U.S. $ Revolving Commitment, as applicable.

          "U.S. $ Revolving Exposure" means, with respect to any U.S. $
           -------------------------
Revolving Lender at any time, the sum of (a) the aggregate principal amount at such time of all outstanding U.S. $ Revolving Loans of such Lender, plus (b) the aggregate amount at such time of such Lender's LC Exposure, plus (c) the aggregate amount at such time of such Lender's Swingline Exposure.

          "U.S. $ Revolving Lender" means a Lender with a U.S. $ Revolving
           -----------------------
Commitment.

          "U.S. $ Revolving Loan" means any loan made by a U.S. $ Revolving
           ---------------------
Lender pursuant to its U.S. $ Revolving Commitment.

          "U.S. Administrative Agent" means The Chase Manhattan Bank, in its
           -------------------------
capacity as administrative agent for
the Lenders hereunder, and any successor appointed in accordance with Article VIII.

          "U.S. Borrower" means United Rentals (North America), Inc., a Delaware
           -------------
corporation.

          "U.S. Collateral Agent" means Bank of America, N.A., in its capacity
           ---------------------
as collateral agent for the Secured Parties under the U.S. Security Documents and the U.S. Guaranty, and any successor appointed in accordance with Article VIII.

          "U.S. Guaranty" means the Third Restated U.S. Guaranty, substantially
           -------------
in the form of Exhibit B, made by Holdings and the U.S. Subsidiary Loan Parties (other than the U.S. Borrower) in favor of the U.S. Collateral Agent for the benefit of the Secured Parties.

          "U.S. Loan Parties" means Holdings, the U.S. Borrower and any
           -----------------
Subsidiary party to the U.S. Guaranty.

          "U.S. Pledge Agreement" means the Consolidated Restated U.S. Pledge
           ---------------------
Agreement, substantially in the form of Exhibit C, among Holdings, the U.S. Borrower, the U.S. Subsidiary Loan Parties and the U.S. Collateral Agent for the benefit of the Secured Parties.

          "U.S. Security Agreement" means the Third Restated U.S. Security
           -----------------------
Agreement, substantially in the form of Exhibit D, among Holdings, the U.S. Borrower, the U.S. Subsidiary Loan Parties and the U.S. Collateral Agent for the benefit of the Secured Parties.

          "U.S. Security Documents" means the U.S. Security Agreement, the U.S.
           -----------------------
Pledge Agreement and each other security agreement or other instrument or document executed and delivered by any U.S. Loan Party pursuant to Section 5.12 and 5.13 to secure any of the Obligations.

          "U.S. Subsidiary Loan Party" means each Subsidiary Loan Party that is
           --------------------------
not a Canadian Subsidiary Loan Party.

          "Vendor Financing Arrangement" means any financing arrangement
           ----------------------------
provided by a Person (other than Holdings or any Affiliate thereof) to any purchaser of equipment sold by Holdings or any Subsidiary in the ordinary course of business, the terms of which provide for recourse against Holdings and/or the applicable Subsidiary in the event of default by the purchaser.

          "Welfare Plan" means a "welfare plan", as such term is defined in
           ------------
Section 3(1) of ERISA.

          "Withdrawal Liability" means liability to a Multiemployer Plan as a
           --------------------
result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          SECTION 1.02.  Classification of Loans and Borrowings.  For purposes
                         ---------------------------------------
of this Agreement, Loans may be classified and referred to by Class (e.g., a
                                                                     ----
"Term Loan"), by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a
                       ----                                             ----
"Eurodollar Term Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Term Borrowing"), by Type (e.g., a "Eurodollar Borrowing") or by
       ----                                ----
Class and Type (e.g., a "Eurodollar Term Borrowing").
                ----

          SECTION 1.03.  Terms Generally.  The definitions of terms herein shall
                         ----------------
apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

          SECTION 1.04.  Accounting Terms; GAAP.  Except as otherwise expressly
                         -----------------------
provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided
                                                                   --------
that, if Holdings notifies the U.S. Administrative Agent that Holdings requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the U.S. Administrative Agent notifies Holdings that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.


                                  ARTICLE II

                                  The Credits
                                  -----------

          SECTION 2.01.  Commitments.  (a)  Subject to the terms and conditions
                         ------------
set forth herein, (i) each Term Loan Lender agrees to make a Term Loan to the U.S. Borrower (or to purchase Existing Term Loans or Assigned Debt (or, to the extent agreed to by the U.S. Borrower and the Agents in accordance with Section 2.01(b), to retain Existing Term Loans) that shall thereupon be deemed to constitute Term Loans) on the Effective Date in a principal amount equal to its Term Loan Commitment, (ii) each U.S. $ Revolving Lender agrees to make U.S. $ Revolving Loans to the U.S. Borrower from time to time during the U.S. $ Revolving Availability Period, in Dollars, in an aggregate principal amount that will not result in such Lender's U.S. $ Revolving Exposure exceeding such Lender's U.S. $ Revolving Commitment, (iii) each C $ Revolving Lender agrees to make C $ Revolving Loans, including by means of a B/A or B/A Equivalent Note, to the Canadian Borrower from time to time during the C $ Revolving Availability Period, in Canadian Dollars, in an aggregate principal amount that will not result in such Lender's C $ Revolving Exposure exceeding such Lender's C $ Revolving Commitment and (iv) each Additional Revolving Lender agrees to make Additional Revolving Loans to the U.S. Borrower from time to time during the Additional Revolving Availability Period, in Dollars, in an aggregate principal amount that will not result in the aggregate principal amount of such Lender's Additional Revolving Loans exceeding such Lender's Additional Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans and Additional Revolving Loans; provided that the aggregate principal amount of
                                --------
U.S. $ Revolving Loans, Additional Revolving Loans and C $ Revolving Loans made on the Effective Date shall not exceed the positive difference between (a) the aggregate payments to be made pursuant to clauses (i) and (ii) of Section 5.11(a) and (b) the sum of the net proceeds on the Effective Date of the issuance of the Senior Notes and the aggregate principal amount of the Term Loans. Amounts repaid in respect of Term Loans may not be reborrowed.

          (b) It is the purpose and intent of this Agreement that, after giving effect to the amendment and restatement of the Existing Credit Agreements and the fundings hereunder on the Effective Date, each Term Lender will hold outstanding Term Loans in an aggregate principal amount equal to its Term Loan Commitment set forth opposite its name on Schedule 2.01, each U.S. $ Revolving Lender will have a U.S. $ Revolving Commitment as set forth opposite its name on
Schedule 2.01, each C $ Revolving Lender will have a C $ Revolving Commitment as set forth opposite its name on Schedule 2.01 and each Additional Revolving Lender will have an Additional Revolving Commitment as set forth opposite its name on Schedule 2.01 (and any extensions of credit hereunder will be made ratably in accordance with the applicable Commitments). In order to give effect to the foregoing, on and as of the Effective Date (i) each Lender that holds any "Loans" then outstanding under and as defined in the Existing Term Loan Credit Agreements ("Existing Term Loans") shall be deemed to have assigned (and hereby
             -------------------
assigns, effective on the Effective Date) the outstanding principal of its Existing Term Loans (or, in the case of any such Lender agreed to by the Agents and the U.S. Borrower, a portion, which may be none, of the outstanding principal of such Lender's Existing Term Loans agreed to by the Agents and the U.S. Borrower) to the Term Lenders hereunder, (ii) each Term Lender shall fund to the U.S. Administrative Agent, in accordance with this Agreement, the full amount of its Term Loan Commitment (less the aggregate principal amount of such Lender's Existing Term Loans (if any) that is not assigned by such Lender pursuant to clause (i) above), with such funding being treated as the purchase of Existing Term Loans under clause (i) above, the purchase of Assigned Debt and/or the advance of additional Term Loans, as appropriate, (iii) Existing Term Loans and Assigned Debt purchased as provided above and additional Term Loans made hereunder shall be allocated among the Term Lenders to achieve the result specified in the first sentence of this paragraph, (iv) the U.S. Administrative Agent will apply the proceeds of the fundings described in clause (ii) above, first, to pay the purchase price of the Existing Term Loans and Assigned Debt (in an amount equal to 100% of the principal amount thereof) and, second, as specified by the U.S. Borrower in accordance with the applicable provisions of this Agreement, (v) the U.S. Borrower will pay all accrued interest and other amounts owing in respect of the Existing Term Loans and Assigned Debt (other than outstanding principal so assigned and purchased or outstanding principal not so assigned and purchased by virtue of the operation of the final parenthetical to clause (i) above, with such assignments, in the case of assignments of Debt under the Existing Credit Agreements, being treated as prepayments for purposes of (A) Section 8.4 of the Existing Revolving Credit Agreement and the Existing Term Loan D Credit Agreement and (B) paragraph D of
Article VIII of the Existing Term Loan B Credit Agreement and the Existing Term Loan C Credit Agreement), (vi) the Borrowers will pay all other amounts then outstanding or accrued and owing under the Existing Credit Agreements (including outstanding "Loans" (as defined in the Existing Revolving Credit Agreement) under the Existing Revolving Credit Agreement but excluding reimbursement obligations relating to Existing Letters of Credit to the extent such Existing Letters of Credit have not yet been drawn), but without prejudice to each Borrower's right to borrow Revolving Loans, Additional Revolving Loans and Swingline Loans hereunder in accordance with this Agreement, (vii) all "Percentages", as defined in the Existing Credit Agreements, shall be reallocated as Commitments as provided in Schedule 2.01 and, to the extent inconsistent with such Schedule, shall be terminated, (viii) the "Interest Period", as defined in the Existing Credit Agreements, of all Existing Term Loans and Assigned Debt shall terminate and the initial Interest Period of the Term Loans hereunder resulting from the purchase of such Existing Term Loans and Assigned Debt shall be determined based upon the U.S. Borrower's initial notice under Section 2.03 and (ix) the Existing Credit Agreements shall be amended and restated in their entirety into a single replacement agreement in the form of this Agreement. On the Effective Date, the Existing Credit Agreements shall be deemed amended and restated in their entirety as set forth herein and all Existing Term Loans and Assigned Debt shall continue to remain outstanding as Term Loans hereunder, without extinguishing such Debt. The amendment and restatement of the Existing Credit Agreements shall not affect the Borrowers' liability in respect of their respective obligations accrued thereunder. However, unless and until the Effective Date occurs as provided herein, the Existing Credit Agreements shall remain in effect and shall not be affected by this Agreement.

          SECTION 2.02.  Loans and Borrowings.  (a)  Each Loan (other than a
                         ---------------------
Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are
                           --------
several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

          (b) Subject to Section 2.14, each (i) U.S. Revolving Borrowing, Additional Revolving Borrowing and Term Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the U.S. Borrower may request in accordance herewith and (ii) each C $ Revolving Borrowing shall be comprised entirely of B/A Borrowings or Canadian Prime Rate Borrowings as the Canadian Borrower may request in accordance herewith. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any
                                                              --------
exercise of such option shall not affect the obligation of the U.S. Borrower to repay such Loan in accordance with the terms of this Agreement.

          (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $5,000,000. At the time that (i) each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $5,000,000 and (ii) each Canadian Prime Rate Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of C $500,000 and not less than C $5,000,000; provided that an ABR U.S. $ Revolving Borrowing, an ABR Additional
            --------
Revolving Borrowing or a Canadian Prime Rate Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total U.S. $ Revolving Commitments, Additional Revolving Commitments or C $ Revolving Commitments, as applicable, or (in the case of an ABR U.S. $ Revolving Borrowing) that is required to finance the reimbursement of an LC Disbursement as contemplated by
Section 2.05(e).  The Loans comprising any B/A Borrowing shall, subject to
Section 2.21, be in an aggregate principal amount that is an integral multiple of C $100,000 and not less than C $1,000,000. The Loans comprising each Canadian Dollar Borrowing shall be made in the amount specified in the applicable Borrowing Request for such Borrowing. Each Swingline Loan shall be in an amount that is an integral multiple of $100,000 and not less than $100,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of
           --------
eight Eurodollar

Borrowings or eight B/A Borrowings of any Class outstanding.

          (d) Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period or Contract Period (in the case of a B/A Borrowing) requested with respect thereto would end after the Revolving Maturity Date or Term Loan Maturity Date, as applicable.

          (e) (i) The U.S. Administrative Agent shall notify the U.S. Borrower and the U.S. $ Revolving Lenders of the amount of the aggregate U.S. $ Revolving Exposure, (ii) the Canadian Administrative Agent shall notify the Canadian Borrower and the C $ Revolving Lenders of the amount of the aggregate C $ Revolving Exposure and (iii) the U.S. Administrative Agent shall notify the U.S. Borrower and the Additional Revolving Lenders of the amount of the aggregate Additional Revolving Loans, in each case promptly following the last day of each March, June, September and December.

          SECTION 2.03.  Requests for Borrowings.  To request a U.S. $ Revolving
                         ------------------------
Borrowing, Additional Revolving Borrowing or Term Borrowing, the U.S. Borrower shall notify the U.S. Administrative Agent, and to request a C $ Revolving Borrowing, the Canadian Borrower shall notify the Canadian Administrative Agent, of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, two Business Days before the date of the proposed Borrowing, (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the date of the proposed Borrowing, (c) in the case of a B/A Borrowing, not later than 10:00 a.m., Toronto time, three Business Days before the date of such proposed Borrowing and (d) in the case of a Canadian Prime Rate Borrowing, not later than 11:00 a.m., Toronto time, one Business Day before the date of such proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, of a written Borrowing Request in a form approved by the applicable Administrative Agent and signed by the applicable Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

          (i)    the Borrower requesting such Borrowing;

          (ii) whether the requested Borrowing is to be a U.S. $ Revolving Borrowing, Additional Revolving Borrowing, C $ Revolving Borrowing or Term Borrowing;

          (iii) the aggregate amount of such Borrowing (which shall be expressed in Dollars, except when such Borrowing is a Canadian Dollar Borrowing) or, in the case of a B/A Borrowing, the face amount of the Bankers' Acceptance being requested;

          (iv)   the date of such Borrowing, which shall be a Business Day;

          (v) whether such Borrowing is to be an ABR Borrowing, a Eurodollar Borrowing, a B/A Borrowing or a Canadian Prime Rate Borrowing;

          (vi) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period";

          (vii) if such Borrowing is to be a B/A Borrowing, the Contract Period and maturity date thereof, which shall be a period contemplated by the definition of the term "Contract Period";

          (viii) the location and number of the applicable Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06; and

          (ix) the currency of such Borrowing (which (A) shall be Dollars, in the case of any Term Borrowing, U.S. $ Revolving Borrowing or Additional Revolving Borrowing and (B) shall be Canadian Dollars, in the case of any C $ Revolving Borrowing).

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing if a U.S. $ Revolving Borrowing, Additional Revolving Borrowing or Term Borrowing and a Canadian Prime Rate Borrowing if a C $ Revolving Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the U.S. Borrower shall be deemed to have selected an Interest Period of one month's duration. If no Contract Period is specified with respect to any requested B/A Borrowing, then the Canadian Borrower shall be deemed to have selected a Contract Period of 30 days' duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the applicable Administrative

Agent shall advise each applicable Lender participating in the Borrowing of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing and, in the case of a C $ Revolving Borrowing, of the Canadian Dollar amount of such Borrowing and the Spot Exchange Rate utilized to determine such amount.

          The U.S. Borrower shall include in its initial notice under this Section all information with respect to amounts to be funded to purchase Existing Term Loans and Assigned Debt, as provided in Section 2.01.

          SECTION 2.04.  Swingline Loans.  (a)  Subject to the terms and
                         ----------------
conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the U.S. Borrower from time to time during the U.S. $ Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $25,000,000 or (ii) the sum of the aggregate U.S. $ Revolving Exposures exceeding the Total U.S. $ Revolving Commitment; provided that the
                                                           --------
Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the U.S. Borrower may borrow, prepay and reborrow Swingline Loans.

          (b) To request a Swingline Loan, the U.S. Borrower shall notify the U.S. Administrative Agent of such request by telephone (confirmed by telecopy), not later than 2:00 p.m., New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The U.S. Administrative Agent will promptly advise the Swingline Lender of any such notice received from the U.S. Borrower. The Swingline Lender shall make each Swingline Loan available to the U.S. Borrower by means of a credit to the general deposit account of the U.S. Borrower with the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e), by remittance to the Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

          (c) The Swingline Lender may by written notice given to the U.S. Administrative Agent not later than 12:00 noon, New York City time, on any Business Day require the U.S. $ Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which such U.S. $ Revolving Lenders will participate. Promptly upon receipt of such notice, the U.S. Administrative Agent will give notice thereof to each U.S. $ Revolving Lender, specifying in such notice such U.S. $ Revolving Lender's Applicable Percentage of such Swingline Loan or Loans. Each U.S. $ Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the U.S. Administrative Agent, for the account of the Swingline Lender, such U.S. $ Revolving Lender's Applicable Percentage of such Swingline Loan or Loans. Each U.S. $ Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each U.S. $ Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment
                                           ------- --------
obligations of the U.S. $ Revolving Lenders), and the U.S. Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the U.S. $ Revolving Lenders. The U.S. Administrative Agent shall notify the U.S. Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the U.S. Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the U.S. Borrower (or other party on behalf of the U.S. Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the U.S. Administrative Agent; any such amounts received by the U.S. Administrative Agent shall be promptly remitted by the U.S. Administrative Agent to the U.S. $ Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the U.S. Borrower of any default in the payment thereof.

          SECTION 2.05.  Letters of Credit.  (a)  General. Upon the Effective
                         ------------------       --------
Date, the Existing Letters of Credit will automatically, without any action on the part of any Person, be deemed to be Letters of Credit issued hereunder for the account of the U.S. Borrower for all purposes of this

Agreement and the other Loan Documents. In addition, subject to the terms and conditions set forth herein, the U.S. Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the U.S. Administrative Agent and the Issuing Bank, at any time and from time to time during the U.S. $ Revolving Availability Period and prior to the date that is five Business Days prior to the Revolving Maturity Date. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the U.S. Borrower to, or entered into by the U.S. Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. All Letters of Credit shall be denominated in Dollars.

          (b)  Notice of Issuance, Amendment, Renewal, Extension; Certain
               ----------------------------------------------------------
Conditions.  To request the issuance of a Letter of Credit (or the amendment,
-----------
renewal or extension of an outstanding Letter of Credit), the U.S. Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the U.S. Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the U.S. Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the U.S. Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $100,000,000 and (ii) the aggregate U.S. $ Revolving Exposures shall not exceed the aggregate U.S. $ Revolving Commitments.

          (c)  Expiration Date.  Each Letter of Credit shall expire at or prior
               ----------------
to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any Existing Letter of Credit having a later expiration date, such expiration date) or, in the case of any renewal or extension thereof, one year after such renewal or extension, and (ii) the date that is five Business Days prior to the Revolving Maturity Date.

          (d)  Participations.  By the issuance of a Letter of Credit (or an
               ---------------
amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the U.S. $ Revolving Lenders, the Issuing Bank hereby grants to each U.S. $ Revolving Lender, and each U.S. $ Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit (including each Existing Letter of Credit) equal to such U.S. $ Revolving Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each U.S. $ Revolving Lender hereby absolutely and unconditionally agrees to pay to the U.S. Administrative Agent, for the account of the Issuing Bank, such U.S. $ Revolving Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the U.S. Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the U.S. Borrower for any reason. Each U.S. $ Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the U.S. $ Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

          (e)  Reimbursement.  If the Issuing Bank shall make any LC
               --------------
Disbursement in respect of a Letter of Credit, the U.S. Borrower shall reimburse such LC Disbursement by paying to the U.S. Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the U.S. Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the U.S. Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on
(i) the Business Day that the U.S. Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or
(ii) the Business Day
immediately following the day that the U.S. Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided
                                                                      --------
that, if such LC Disbursement is not less than $1,000,000, the U.S. Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.04 that such payment be financed with an ABR U.S. $ Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the U.S. Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR U.S. $ Revolving Borrowing or Swingline Loan. If the U.S. Borrower fails to make such payment when due, the U.S. Administrative Agent shall notify each U.S. $ Revolving Lender of the applicable LC Disbursement, the payment then due from the U.S. Borrower in respect thereof and such U.S. $ Revolving Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each U.S. $ Revolving Lender shall pay to the U.S. Administrative Agent its Applicable Percentage of the payment then due from the U.S. Borrower, in the same manner as provided in
Section 2.06 with respect to Loans made by such U.S. $ Revolving Lender (and
Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the
                          ------- --------
U.S. $ Revolving Lenders), and the U.S. Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the U.S. $ Revolving Lenders. Promptly following receipt by the U.S. Administrative Agent of any payment from the U.S. Borrower pursuant to this paragraph, the U.S. Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that U.S. $ Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such U.S. $ Lenders and the Issuing Bank as their interests may appear. Any payment made by a U.S. $ Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR U.S. $ Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the U.S. Borrower of its obligation to reimburse such LC Disbursement.

          (f)  Obligations Absolute.  The U.S. Borrower's obligation to
               --------------------
reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the U.S. Borrower's obligations hereunder. Neither the U.S. Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the
              --------
Issuing Bank from liability to the U.S. Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the U.S. Borrower to the extent permitted by applicable law) suffered by the U.S. Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

          (g)  Disbursement Procedures.  The Issuing Bank shall, promptly
               -----------------------
following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the U.S. Administrative Agent and the U.S. Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or
                                         --------
delay in giving such notice shall not relieve the U.S. Borrower of its obligation to reimburse the Issuing Bank and the U.S. $ Revolving Lenders with respect to any such LC Disbursement.

          (h)  Interim Interest.  If the Issuing Bank shall make any LC
               ----------------
Disbursement, then, unless the U.S. Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the U.S. Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR U.S. $ Revolving Loans; provided that, if the U.S. Borrower fails to reimburse such LC
                 --------
Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(e) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any U.S. $ Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such U.S. $ Revolving Lender to the extent of such payment.

          (i)  Replacement of the Issuing Bank.  The Issuing Bank may be
               -------------------------------
replaced at any time by written agreement among the U.S. Borrower, the U.S. Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The U.S. Administrative Agent shall notify the U.S. $ Revolving Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the U.S. Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

          (j)  Cash Collateralization.  If any Event of Default shall occur and
               ----------------------
be continuing, on the Business Day that the U.S. Borrower receives notice from the U.S. Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, U.S. $ Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the U.S. Borrower shall deposit in an account with the U.S. Administrative Agent, in the name of the U.S. Administrative Agent and for the benefit of the U.S. $ Revolving Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash
                         --------
collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the U.S. Borrower described in clause (i) or (j) of Article VII. Each such deposit pursuant to this paragraph or Section 2.11(b) shall be held by the U.S. Administrative Agent as collateral for the payment and performance of the obligations of the U.S. Borrower under this Agreement. The U.S. Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the U.S. Administrative Agent and at the U.S. Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the U.S. Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the U.S. Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of U.S. $ Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the U.S. Borrower under this Agreement. If the U.S. Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the U.S. Borrower within three Business Days after all Events of Default have been cured or waived. If the U.S. Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.11(b), such amount (to the extent not applied as aforesaid) shall be returned to the U.S. Borrower as and to the extent that, after giving effect to such return, the U.S. Borrower would remain in compliance with Section 2.11(b) and no Default shall have occurred and be continuing.

          SECTION 2.06.  Funding of Borrowings.  (a)  Each Term Loan Lender,
                         ---------------------
U.S. $ Revolving Lender and Additional Revolving Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the U.S. Administrative Agent most recently designated by the U.S. Administrative Agent for such purpose by notice to the Term Loan Lenders, the U.S. $ Revolving Lenders and the Additional Revolving Lenders, as applicable; provided that Swingline Loans shall be made as provided in Section 2.04. The
--------
U.S. Administrative Agent will make such Term Loans, U.S. $ Revolving Loans and Additional Revolving Loans available to the U.S. Borrower by promptly crediting the amounts so received, in like funds, to an account of the U.S. Borrower maintained with the U.S. Administrative Agent in New York City and designated by the U.S. Borrower in the applicable Borrowing Request; provided that ABR U.S. $
                                                       --------
Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the U.S. Administrative Agent to the Issuing Bank. Each C $ Revolving Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, Toronto time, to the account of the Canadian Administrative Agent most recently designated by the Canadian Administrative Agent for such purposes by notice to the C $ Revolving Lenders. The Canadian Administrative Agent will make such Loans available to the Canadian Borrower by promptly crediting the amounts so received, in like funds, to an account of the Canadian Borrower designated in the applicable Borrowing Request (or, in the case of a Loan made in the form of a B/A Borrowing, in accordance with Section 2.21).

          (b) Unless the applicable Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to such Administrative Agent such Lender's share of such Borrowing, such Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount in the required currency. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to such Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to such Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to such U.S. Administrative Agent, at (i) (A) in the case of any such Term Loan Lender, U.S. $ Revolving Lender, Additional Revolving Lender or Swingline Lender, the greater of the Federal Funds Effective Rate and a rate determined by the U.S. Administrative Agent in accordance with banking industry rules on interbank compensation or (B) in the case of any such C $ Revolving Lender, at a rate determined by the Canadian Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error) or (ii) (A) in the case of the U.S. Borrower, the interest rate applicable to ABR Loans of the applicable Class or (B) in the case of the Canadian Borrower, the interest rate applicable to Canadian Prime Rate Loans. If such Lender pays such amount to the applicable Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

          SECTION 2.07.  Interest Elections.  (a)  Each U.S. $ Revolving
                         ------------------
Borrowing, C $ Revolving Borrowing, Additional Revolving Borrowing and Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request and, in the case of a B/A Borrowing, shall have a Contract Period and maturity date as specified in such Borrowing Request. Thereafter, the applicable Borrower may from time to time elect to convert or continue the Type of, or the duration of the Interest Period (or issue replacement B/As for a further Contract Period) applicable to, the Loans included in any Borrowing, all as provided in this Section. The applicable Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

          (b) To make an election pursuant to this Section, the applicable Borrower shall notify the applicable Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section
2.03 if such Borrower were requesting a U.S. $ Revolving Borrowing, C $ Revolving Borrowing or Additional Revolving Borrowing, as applicable, of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest

Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the applicable Administrative Agent of a written Interest Election Request in a form approved by the applicable Administrative Agent and signed by the applicable Borrower.

          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and paragraph
(f) of this Section:

          (i)    the Borrower making such Interest Election Request;

          (ii) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iv) and (v) below shall be specified for each resulting Borrowing);

          (iii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iv) whether the resulting Borrowing is to be an ABR Borrowing, a Eurodollar Borrowing, a Canadian Prime Rate Borrowing or a B/A Borrowing;

          (v) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period"; and

          (vi) if the resulting Borrowing is a B/A Borrowing, the Contract Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Contract Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the U.S. Borrower shall be deemed to have selected an Interest Period of one month's duration. If any such Interest Election Request requests a B/A Borrowing but does not specify a maturity date or Contract Period, then the Canadian Borrower shall be deemed to have selected a maturity date that is 30 days following the date of such B/A Borrowing.

          (d) Promptly following receipt of an Interest Election Request, the applicable Administrative Agent shall advise each applicable Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) If the U.S. Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. If the Canadian Borrower fails to deliver a timely Interest Election Request with respect to a B/A Borrowing prior to the maturity date applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Contract Period such Borrowing shall be converted to a Canadian Prime Rate Borrowing.

          (f) Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the U.S. Administrative Agent, at the request of the Required Lenders, so notifies the Borrowers, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing or a B/A Borrowing, (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto and (iii) each outstanding B/A Borrowing shall be converted or continued as a Canadian Prime Rate Loan on its maturity date and any additional C $ Revolving Loans shall be made as Canadian Prime Rate Loans.

          (g) A Borrowing of any Class may not be converted to or continued as a Eurodollar Borrowing if after giving effect thereto (i) the Interest Period therefor would commence before and end after a date on which any principal of the Loans of such Class is scheduled to be repaid and (ii) the sum of the aggregate principal amount of outstanding Eurodollar Borrowings of such Class with Interest Periods ending on or prior to such scheduled repayment date plus the aggregate principal amount of outstanding ABR Borrowings of such Class would be less than the aggregate principal amount of Loans of such Class required to be repaid on such scheduled repayment date.

          SECTION 2.08.  Termination and Reduction of Commitments.  (a)  Unless
                         ----------------------------------------
previously terminated, (i) the Term Loan Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date and (ii) the Revolving Commitments and the Additional Revolving Commitments shall terminate on the Revolving Maturity Date.

          (b) The U.S. Borrower or the Canadian Borrower, as applicable, may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class shall be in an
--------
amount that is an integral multiple of $500,000 and not less than $5,000,000,
(ii) the Total U.S. $ Revolving Commitment shall not be reduced to an amount that is less than the aggregate U.S. $ Revolving Exposure of the U.S. $ Revolving Lenders at the time, (iii) the Total C $ Revolving Commitment shall not be reduced to an amount that is less than the aggregate C $ Revolving Exposure of the C $ Revolving Lenders at the time and (iv) the Total Additional Revolving Commitment shall not be reduced to an amount that is less than the aggregate principal amount of Additional Revolving Loans outstanding at such time.

          (c) The Revolving Commitments and Additional Revolving Commitments shall be reduced as and to the extent required by Section 2.11(c).

          (d) The applicable Borrower shall notify the applicable Administrative Agent of any election to terminate or reduce the Commitments of any Class under paragraph (b) of this Section, or any required reduction of the Revolving Commitments under Section 2.11(c), at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the applicable Administrative Agent shall advise the relevant Lenders of the contents thereof. Each notice delivered by either of the Borrowers pursuant to this Section shall be irrevocable; provided that a notice of termination with
                                   --------
respect to any Revolving Commitment or Additional Revolving Commitment delivered by the applicable Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by such Borrower (by notice to the applicable Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class pursuant to this Section shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

          SECTION 2.09.  Repayment of Loans; Evidence of Debt.  (a)  The U.S.
                         ------------------------------------
Borrower hereby unconditionally promises to pay to the U.S. Administrative Agent
(i) for the account of each U.S. $ Revolving Lender the then unpaid principal amount of each U.S. $ Revolving Loan of such Lender on the earlier of the date of termination of the

U.S. $ Revolving Commitments and the Revolving Maturity Date, (ii) for the account of each Additional Revolving Lender the then unpaid principal amount of each Additional Revolving Loan of such Lender on the earlier of the date of termination of the Additional Revolving Commitments and the Revolving Maturity Date, (iii) for the account of each Term Loan Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.10 and (iv) for the account of the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earliest of (A) the date of termination of the U.S. $ Revolving Commitments, (B) the Revolving Maturity Date, and (C) the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided that (x) on each date that a U.S. $ Revolving Borrowing is made and (y)
--------
if requested by the Swingline Lender, on the last day of March, June, September and December of each year, the U.S. Borrower shall repay all Swingline Loans then outstanding. The Canadian Borrower hereby unconditionally promises to pay to the Canadian Administrative Agent for the account of each C $ Revolving Lender the then unpaid principal amount of each C $ Revolving Loan of such Lender on the earlier of the date of termination of the C $ Revolving Commitments and the Revolving Maturity Date.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Debt of the applicable Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (c) The applicable Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made and the Credit Facility under which each Loan is made hereunder, (ii) the Class and Type thereof and the Interest Period (if a Eurodollar Borrowing) or maturity date and Contract Period (if a B/A Borrowing) applicable thereto, (iii) with respect to each C $ Revolving Loan, (A) the Denomination Date for such Loan, (B) the Assigned Dollar Value for such Loan and (C) the Spot Exchange Rate used to calculate such Assigned Dollar Value, (iv) the amount of any principal or interest due and payable or to become due and payable from the applicable Borrower to each Lender hereunder and (v) the amount of any sum received by such Administrative Agent hereunder for the account of the Lenders from the applicable Borrower and each Lender's share thereof.

          (d)  The entries made in the accounts maintained pursuant to paragraph
(b) or (c) of this Section shall be prima facie evidence of the existence and
                                    ----- -----
amounts of the obligations recorded therein; provided that the failure of any
                                             --------
Lender or the Administrative Agents to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.

          (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the applicable Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the applicable Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

           SECTION 2.10.  Amortization of Term Loans.  (a)  Subject to
                          --------------------------
adjustment pursuant to paragraph (c) of this Section, the U.S. Borrower shall repay Term Borrowings on each March 31, June 30, September 30 and December 31 of each year, commencing with June 30, 2001, and ending with the Term Loan Maturity Date, in an aggregate principal amount equal to (i) $1,875,000 on each such date prior to December 31, 2006, and (ii) $177,187,500 on each of December 31, 2006, March 31, 2007, June 30, 2007, and the Term Loan Maturity Date.

          (b) To the extent not previously paid, all Term Loans shall be due and payable on the Term Loan Maturity Date.

          (c) Any prepayment of a Term Borrowing shall be applied to reduce the subsequent scheduled repayments of the Term Borrowings to be made pursuant to this Section ratably; provided that the U.S. Borrower may elect, by notice to
                      --------
the U.S. Administrative Agent on or prior to the date of any such prepayment that is an optional prepayment pursuant to Section 2.11(a), that such prepayment be applied to reduce such subsequent scheduled payments in the order of maturity.

          (d) Prior to any repayment of any Term Borrowings hereunder, the U.S. Borrower shall select the Borrowing or Borrowings to be repaid and shall notify the U.S. Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Term Borrowings shall be accompanied by accrued interest on the amount repaid.

          SECTION 2.11.  Prepayment of Loans.  (a)  Each Borrower shall have the
                         -------------------
right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

          (b) In the event and on each occasion that the sum of the U.S. $ Revolving Exposures exceeds the Total U.S. $ Revolving Commitment, the U.S. Borrower shall prepay Revolving Borrowings or Swingline Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the U.S. Administrative Agent pursuant to Section 2.05(j)) in an aggregate amount equal to such excess. In the event and on each occasion that the aggregate principal amount of the outstanding Additional Revolving Loans exceeds the Total Additional Revolving Commitment, the U.S. Borrower shall prepay Additional Revolving Loans in an aggregate amount equal to such excess. In the event and on each occasion that the sum of the C $ Revolving Exposures exceeds the Total C $ Revolving Commitment, the Canadian Borrower shall prepay C $ Revolving Loans in an aggregate Dollar Equivalent amount equal to such excess.

          (c) If Holding or any Subsidiary shall sell, transfer or otherwise dispose of any assets and, as a result thereof, the U.S. Borrower (or any other Loan Party) would be required to make, or offer to make, any redemption or prepayment of any Subordinated Debt, QuIPS Debentures or Senior Notes, then the applicable Borrower shall prepay Loans as and to the extent necessary to eliminate or avoid any such requirement to make, or offer to make, any such redemption or prepayment; provided that the foregoing shall not be construed to
                          --------
require any prepayment of the Loans if the requirement to make, or offer to make, such redemption or prepayment is eliminated or avoided by reason of other actions taken in compliance with the Loan Documents. Any prepayment required to be made pursuant to this paragraph (c) shall be made in respect of Term Loans, until all Term Loans have been prepaid, and then in respect of U.S. $ Revolving Loans and Additional Revolving Loans. The U.S. $ Revolving Commitments and, after all the U.S. $ Revolving Commitments have been terminated, the Additional Revolving Commitments shall be reduced in accordance with Section 2.08 to the extent that any Revolving Loans or

Additional Revolving Loans are required to be prepaid pursuant to the preceding sentence (regardless of whether such Revolving Loans or Additional Revolving Loans are so prepaid or are outstanding).

          (d) Prior to any optional or mandatory prepayment of Borrowings hereunder, the applicable Borrower shall, subject to the requirements of Section 2.11(c), select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (e) of this
Section 2.11.

          (e) The applicable Borrower shall notify the applicable Administrative Agent (and, in the case of prepayment of Swingline Loans, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, two Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the date of prepayment, (iii) in the case of prepayment of a Canadian Prime Rate Borrowing, not later than 11:00 a.m., Toronto time, three Business Days before the date of prepayment, or (iv) in the case of prepayment of Swingline Loans, not later than 2:00 p.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that,
                                                                  --------
if a notice of optional prepayment is given in connection with a conditional notice of termination of the U.S. $ Revolving Commitments, C $ Revolving Commitments or Additional Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the applicable Administrative Agent shall advise the relevant Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

          (f) If, on any Reset Date, the aggregate C $ Revolving Exposure (expressed in Dollars) exceeds an amount equal to 105% of the Total C $ Revolving Commitment, then (A) the Canadian Administrative Agent shall give notice thereof to the C $ Revolving Lenders and the Borrowers and (B) the U.S. Borrower shall cause the Canadian Borrower to, on the next succeeding Business Day, apply an amount equal to such excess to repay or prepay outstanding C $ Revolving Borrowings (or cash collateralize Bankers' Acceptances in accordance with paragraph (g) below).

          (g) All repayments or prepayments of C $ Revolving Borrowings under this Section 2.11 shall be applied first, to repay or prepay outstanding C $ Revolving Loans that are Canadian Prime Rate Loans, and second, to cash collateralize outstanding Bankers' Acceptances and B/A Equivalent Notes, on terms and subject to documentation satisfactory to the Canadian Administrative Agent as security for the Canadian Borrower's obligations under such Bankers' Acceptances and B/A Equivalent Notes until the maturity and repayment of such Bankers' Acceptances and B/A Equivalent Notes. Notwithstanding anything herein to the contrary, no Bankers' Acceptance or B/A Equivalent Note may be prepaid prior to the maturity date thereof, except as provided in Article VII.

          SECTION 2.12.  Fees.  (a)  The U.S. Borrower agrees to pay to the U.S.
                         -----
Administrative Agent for the account of each U.S. $ Revolving Lender and Additional Revolving Lender a commitment fee (a "U.S. $ Commitment Fee"), which
                                                 ---------------------
shall accrue at the rate of 0.50% per annum on the average daily unused amount of the U.S. $ Revolving Commitment and Additional Revolving Commitment of such Lender during the period from and including the Effective Date (or, in the case of the Additional Revolving Commitment, the first day that a reallocation of Commitments pursuant to Section 2.23 shall become effective) to but excluding the date on which such U.S. $ Revolving Commitment or Additional Revolving Commitment terminates and (b) the Canadian Borrower agrees to pay to the Canadian Administrative Agent for the account of each C $ Revolving Lender a commitment fee (the "Canadian Commitment Fee" and, together with the U.S. $
                     -----------------------
Commitment Fee, the "Commitment Fees"), which shall accrue at the rate of 0.50%
                     ---------------
per annum on the average daily unused amount of the C $ Revolving Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which such C $ Revolving Commitment terminates. Accrued Commitment Fees shall be payable in arrears on the last Business Day of March, June, September and December of each year and on the date on which the U.S. $ Revolving

Commitments, the C $ Revolving Commitments or Additional Revolving Commitments, as applicable, terminate, commencing on the first such date to occur after the date hereof. All Commitment Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing the Commitment Fees, (i) a U.S. $ Revolving Commitment of a U.S. $ Revolving Lender shall be deemed to be used to the extent of the outstanding U.S. $ Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose), and (ii) a C $ Revolving Commitment of a C $ Revolving Lender shall be deemed to be used to the extent of the Dollar Equivalent of the outstanding C $ Revolving Loans of such Lender (or, in the case of outstanding C $ Revolving Loans that are in the form of B/As, the Dollar Equivalent of the face amount of such B/As).

          (b) The U.S. Borrower agrees to pay (i) to the U.S. Administrative Agent for the account of each U.S. $ Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate as interest on Eurodollar Revolving Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's U.S. $ Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of 0.250% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the U.S. $ Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable in arrears on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided
                                                                     --------
that all such fees shall be payable on the date on which the U.S. $ Revolving Commitments terminate and any such fees accruing after the date on which the U.S. $ Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (c) The U.S. Borrower agrees to pay to the U.S. Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between Holdings and the U.S. Administrative Agent (and/or its Affiliates).

          (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the applicable Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. All fees payable to the U.S. Administrative Agent, the Issuing Bank, the Swingline Lender, the Term Lenders, the U.S. $ Revolving Lenders and the Additional Revolving Lenders shall be payable in Dollars, and all fees payable to the Canadian Administrative Agent and the C $ Revolving Lenders shall be payable in Canadian Dollars. Fees paid shall not be refundable under any circumstances.

          SECTION 2.13.  Interest.  (a)  The Loans comprising each ABR Borrowing
                         --------
(excluding each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate. Each Swingline Loan shall bear interest at an annual rate separately agreed upon by the U.S. Borrower and the Swingline Lender.

          (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted IBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

          (c) The Loans comprising any Canadian Prime Rate Borrowing shall bear interest at the Canadian Prime Rate plus the Applicable Rate.

          (d) Each B/A Borrowing shall be subject to an Acceptance Fee calculated and payable at a rate per annum equal to the applicable B/A Spread from time to time in effect and payable as set forth in Section 2.21.

          (e) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrowers hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2.00% plus the rate applicable to ABR U.S. $ Revolving Loans as provided in paragraph (a) of this Section.

          (f) Accrued interest on each Loan (other than pursuant to a B/A Borrowing) shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of U.S. $ Revolving Loans, C $ Revolving Loans and Additional Revolving Loans, upon termination of the U.S. $ Revolving Commitments, the C $ Revolving Commitments or the Additional Revolving Commitments, as the case may be; provided that (i) interest accrued pursuant to
                                 --------
paragraph (e) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR U.S. $ Revolving Loan or Additional Revolving Loan, as the case may be, prior to the end of the U.S. $ Revolving Availability Period or the Additional Revolving Loan Availability Period, as the case may be), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

          (g) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to (i) the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate and
(ii) the Canadian Prime Rate and the B/A Spread shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Canadian Prime Rate for each day, or Adjusted IBO Rate for each Interest Period or Discount Rate for each Contract Period, shall be determined by the U.S. Administrative Agent or the Canadian Administrative Agent (in the case of Canadian Dollar Borrowings), and such determination shall be conclusive absent manifest error. The applicable Administrative Agent shall give the applicable Borrower prompt notice of each such determination.

          (h) For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever interest or a fee to be paid hereunder or in connection herewith is to be calculated on the basis of a year of 360 days or any other period of time that is less than a calendar year, the yearly rate of interest or fee to which the rate determined pursuant to such calculation is equivalent is the rate so determined (expressed as a percentage) multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by either 360 or such other period of time, as the case may be. The rates of interest under this Agreement are nominal rates, and not effective rates or yields. The principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement.

          SECTION 2.14.  Alternate Rate of Interest.  If prior to the
                         --------------------------
commencement of any Interest Period for a Eurodollar Borrowing or the Contract Period for a B/A Borrowing:

          (a) the U.S. Administrative Agent (in the case of a Term Loan, U.S. $ Revolving Loan or Additional Revolving Loan) or the Canadian Administrative Agent (in the case of a C $ Revolving Loan) determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted IBO Rate for such Interest Period or Discount Rate for such Contract Period, as applicable; or

          (b) the applicable Administrate Agent is advised by a majority in interest of the Lenders participating in such Borrowing that deposits in the principal amounts of the Loans comprising such Borrowing and in the currency in which such Loans are to be denominated are not generally available in the international interbank market or there is not an adequate Canadian market for bankers' acceptances, as applicable, or that the rates at which such deposits are being offered or B/As are purchased will not adequately and fairly reflect the cost to the Majority Lenders in respect of the affected Credit Facility of making or maintaining its Eurodollar Loan during such Interest Period or its B/A Borrowing or B/A Equivalent Note during such Contract Period, as applicable, such Administrative Agent shall, as soon as practicable thereafter, give written or telecopy notice of such determination to the applicable Borrower and the applicable Lenders. In the event of any such determination, until the applicable Administrative Agent shall have advised the applicable Borrower and the applicable Lenders that the circumstances giving rise to such notice no longer exist, any request by the applicable Borrower for a Eurodollar Borrowing or a B/A Borrowing, as applicable, pursuant to Section 2.03 or 2.07 shall be deemed to be a request for an ABR Borrowing (if a Eurodollar Borrowing has been requested) or a Canadian Prime Rate Loan (if a B/A Borrowing has been requested). Each determination by the Administrative Agents hereunder shall be conclusive absent manifest error.

          In making any determination under this Section 2.14, the Administrative Agents and each Lender will use good faith efforts to treat the Borrowers in substantially the same manner as the Administrative Agent or such Lender, as the case may be, treats other similarly situated borrowers under similar circumstances.

           SECTION 2.15.  Increased Costs.  (a)  If any Change in Law shall:
                          ---------------

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted IBO Rate) or the Issuing Bank; or

          (ii) impose on any Lender or the Issuing Bank or the London interbank market or any other relevant market any other condition affecting this Agreement or Eurodollar Loans or any C $ Revolving Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or any C $ Revolving Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the U.S. Borrower will pay (or cause the Canadian Borrower to pay in respect of the C $ Revolving Loans) to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

          (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the U.S. Borrower will pay (or cause the Canadian Borrower to pay in respect of the C $ Revolving Loans) to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

          (c) A certificate of a Lender or the Issuing Bank setting forth (and showing in reasonable detail the calculation of) the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the U.S. Borrower and shall be conclusive absent manifest error. The U.S. Borrower shall pay (or cause the Canadian Borrower to pay in respect of the C $ Revolving Loans) such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

          (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided
                                                                       --------
that neither the U.S. Borrower nor the Canadian Borrower shall be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the U.S. Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided, further, that if the Change in Law giving rise to such increased costs
--------  -------
or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

          (e) In requesting any compensation pursuant to this Section, each Lender and the Issuing Bank will use good faith efforts to treat the Borrowers in substantially the same manner as such Lender or the Issuing Bank, as the case may be, treats other similarly situated borrowers under similar circumstances.

          SECTION 2.16.  Break Funding Payments.  In the event of (a) the
                         ----------------------
payment of any principal of any Eurodollar Loan or Bankers' Acceptance other than on the last day of an Interest Period or Contract Period applicable thereto (including as a result of an Event of Default), (b) the conversion of, or the exchange pursuant to Article X of, any Eurodollar Loan or Bankers' Acceptance other than on the last day of the Interest Period or Contract Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan or Term Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(e) and is revoked in accordance therewith) or (d) the assignment of any Eurodollar Loan or Bankers' Acceptance other than on the last day of the Interest Period or Contract Period applicable thereto as a result of a request by the applicable Borrower pursuant to Section 2.19, then, in any such event, the applicable Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan or Bankers' Acceptance, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted IBO Rate or the Discount Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period or Contract Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period or Contract Period for such
Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate that such Lender would bid were it to bid at the commencement of such period, for deposits or bankers' acceptances of a comparable amount and period and in the same currency from other banks in the eurodollar market or the Canadian market, as applicable. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the applicable Borrower and shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. Nothing in this Section 2.16 shall be construed to permit a voluntary prepayment of a B/A Borrowing other than on the last day of a Contract Period.

          SECTION 2.17.  Taxes.  (a)  Any and all payments by or on account of
                         -----
any obligation of either Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if either Borrower shall be required to deduct any
                --------
Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the applicable Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable Borrower shall make such deductions and (iii) the applicable Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the applicable Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) The applicable Borrower shall indemnify each Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by such Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the applicable Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the applicable Borrower by a Lender or the Issuing Bank, or by the applicable Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by either Borrower to a Governmental Authority, such Borrower shall deliver to the U.S. Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the U.S. Administrative Agent.

          (e) Any Foreign Lender (or Participant that would be a Foreign Lender if it were a Lender) or any other recipient of any payment to be made by or on account of any obligation of either Borrower hereunder or under any other Loan Document that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which a Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments by or on account of any obligation of the applicable Borrower hereunder or under any other Loan Document shall deliver to the applicable Borrower (with a copy to the applicable Administrative Agent), at the time or times prescribed by applicable law, Internal Revenue Service Form W-8BEN or W-8ECI, as applicable (or any successor form), or such properly completed and executed documentation prescribed by applicable law or reasonably requested by applicable Borrower as will permit such payments to be made without withholding or at a reduced rate.

          (f) If any Lender, Participant, the Issuing Bank or any Agent or any other recipient of any payment to be made by or on account of any obligation of the U.S. Borrower or the Canadian Borrower hereunder or under any other Loan Document shall become aware that it is entitled to receive a refund, reduction or credit in respect of amounts paid by the U.S. Borrower or the Canadian Borrower pursuant to this Section 2.17, which refund, reduction or credit in the good faith judgment of such Lender, Participant, Issuing Bank or any Agent or any other recipient of any payment to be made by or on account of any obligation of the U.S. Borrower or the Canadian Borrower hereunder or under any other Loan Document is allocable to such payment, it shall promptly notify such Borrower of the availability of such refund, reduction or credit and shall, within 30 days after the receipt of a request by such Borrower, apply for such refund, reduction or credit. If any Lender, Participant, the Issuing Bank or any Agent or any other recipient of any payment to be made by or on account of any obligation of the U.S. Borrower or the Canadian Borrower hereunder or under any other Loan Document receives a refund, reduction or credit in respect of any amounts paid by either Borrower pursuant to this Section 2.17, which refund, reduction or credit in the good faith judgment of such Lender, Participant, Issuing Bank or any Agent or any other recipient of any payment to be made by or on account of any obligation of the U.S. Borrower or the Canadian Borrower hereunder or under any other Loan Document is allocable to such payment, it shall promptly notify such Borrower of such refund, reduction or credit and shall, within 15 days after receipt, repay such refund or the amount of such reduction or credit to such Borrower net of all out-of-pocket expenses of such Lender, Participant, Issuing Bank or any Agent or any other recipient of any payment to be made by or on account of any obligation of the U.S. Borrower hereunder or the Canadian Borrower hereunder or under any other Loan Document; provided, however, that such Borrower, upon the request of such Lender,
--------  -------
Participant, Issuing Bank or any Agent or any other recipient of any payment to be made by or on account of any obligation of the U.S. Borrower or the Canadian Borrower hereunder or under any other Loan Document, agrees to repay the amount paid over to such Borrower to such Lender, Participant, Issuing Bank or any Agent or any other recipient of any payment to be made by or on account of any obligation of the U.S. Borrower or the Canadian Borrower or under any other Loan Document in the event such Lender, Participant, Issuing Bank or any Agent or any other recipient of any payment to be made by or on account of any obligation of the U.S. Borrower or the Canadian Borrower hereunder or under any other Loan Document is required to repay such refund, reduction or credit, which repayment shall in no event be made fewer than five days prior to the date on which such Lender, Participant, Issuing Bank or any Agent or any other recipient of any payment to be made by or on account of any obligation of the U.S. Borrower or the Canadian Borrower hereunder or under any other Loan Document is required to repay such refund, reduction or credit.

          SECTION 2.18.  Payments Generally; Pro Rata Treatment; Sharing of
                         --------------------------------------------------
Setoffs.  (a)  Each Borrower shall make each payment required to be made by it
--------
hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15,
2.16 or 2.17, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 2:00 p.m., New York City time), on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All payments to the U.S. Administrative Agent shall be made to it at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and payments pursuant to Sections 2.15, 2.16, 2.17 and
9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. All payments to the Canadian Administrative Agent shall be made to it at c/o Royal Bank of Canada, Correspondent Banking Division, Financial Institution Account Services, 180 Wellington Street, 6th Floor, Toronto, Ontario M5J2J5 except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The applicable Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

          (b) If at any time insufficient funds are received by and available to (i) the U.S. Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due with respect to the U.S. $ Revolving Commitments and the U.S. $ Revolving Loans hereunder, such funds shall be applied (A) first, towards payment of interest and fees then due hereunder with respect thereto, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and
(B) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties,
(ii) the Canadian Administrative Agent to pay fully all amounts of principal, interest and fees then due with respect to the C $ Revolving Commitments and the C $ Revolving Loans hereunder, such funds shall be applied (A) first, towards payment of interest and fees then due hereunder with respect thereto, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (B) second, towards payment of principal then due with respect to the C $ Revolving Commitments and C $ Revolving Loans hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties and (iii) the U.S. Administrative Agent to pay fully all amounts of principal, interest and fees then due with respect to the Additional Revolving Commitments and Additional Revolving Loans hereunder, such funds shall be applied (A) first, towards payment of interest and fees then due hereunder with respect thereto, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties and (B) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

          (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its U.S. $ Revolving Loans, C $ Revolving Loans, Additional Revolving Loans, Term Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its U.S. $ Revolving Loans, C $ Revolving Loans, Additional Revolving Loans, Term Loans, participations in LC Disbursements and participations in Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, C $ Revolving Loans, Additional Revolving Loans, Term Loans, participations in LC Disbursements and participations in Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective U.S. $ Revolving Loans, C $ Revolving Loans, Additional Revolving Loans, Term Loans, participations in LC Disbursements and participations in Swingline Loans; provided that (i) if any
                                                        --------
such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
(ii) the provisions of this paragraph shall not be construed to apply to any payment made by either Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrowers or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

          (d) Unless the applicable Administrative Agent shall have received notice from the applicable Borrower prior to the date on which any payment is due to such Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the applicable Borrower will not make such payment, the applicable Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the relevant Lenders or the Issuing Bank, as applicable, the amount due. In such event, if the applicable Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as applicable, severally agrees to repay to the applicable Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the applicable Administrative Agent, (i) in the case of payments to the U.S. Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the U.S. Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of payments to the Canadian Administrative Agent, the greater of a rate determined by the Canadian Administrative Agent to represent its cost of overnight or short-term funds and a rate in accordance with applicable banking industry rules on interbank compensation.

          (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.18(d) or 9.03(c),
then the applicable Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by such Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

          SECTION 2.19.  Mitigation Obligations; Replacement of Lenders.  (a)
                         -----------------------------------------------
If any Lender requests compensation under Section 2.15, or if either Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Each Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          (b) If (i) any Lender requests compensation under Section 2.15, (ii) either Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17 or
(iii) any Lender defaults in its obligation to fund Loans hereunder, then the applicable Borrower may, at its sole expense and effort, upon notice to such Lender and the applicable Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (A) the applicable Borrower shall have received the
             --------
prior written consent of the applicable Administrative Agent (and, if a U.S. $ Revolving Commitment is being assigned, the Issuing Bank and Swingline Lender), which consent, in each case, shall not unreasonably be withheld, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the applicable Borrower (in the case of all other amounts), and (C) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to
Section 2.17, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the applicable Borrower to require such assignment and delegation cease to apply.

          SECTION 2.20.  Incremental Facility.  At any time prior to the sixth
                         ---------------------
anniversary of the Effective Date, the U.S. Borrower may, by notice to the U.S. Administrative Agent (which shall promptly deliver a copy to each of the Lenders), request the addition of a new tranche of term loans (the "Incremental
                                                                    -----------
Term Loans"); provided that both at the time of any such request and upon the
----------    --------
effectiveness of the Incremental Facility Amendment referred to below, no Default shall exist and at the time that any such Incremental Term Loans are made (and after giving effect thereto) no Default shall exist and Holdings and the Borrowers shall be in compliance with Section 6.01, determined on a pro forma basis as if such Incremental Term Loans had been incurred at the beginning of the most recent period for testing compliance therewith. The Incremental Term Loans (i) shall be in an aggregate principal amount not exceeding (in the aggregate) $250,000,000, (ii) shall rank pari passu
                                                                      ---- -----
in right of payment and of security with the Revolving Loans and the Term Loans,
(iii) shall not mature earlier than the Term Loan Maturity Date (but may, subject to clause (iv) below, have amortization and commitment reductions prior to such date), (iv) shall not have a weighted average life that is shorter than that of the Term Loans, (v) shall not accrue interest at a rate or rates in excess of the interest rates applicable to the Term Loans and (vi) shall otherwise be treated no more favorably than the Term Loans (in each case, including with respect to mandatory and voluntary prepayments); provided that
                                                                --------
the terms and conditions applicable to the Incremental Term Loans may provide for additional or different financial or other covenants applicable only during periods after the Term Loan Maturity Date. Such notice shall set forth the requested amount of Incremental Term Loans. In the event that existing Lenders provide commitments in an aggregate amount less than the total amount of the Incremental Term Loans requested by the U.S. Borrower (but the U.S. Borrower shall not have any obligation to request any Lender to provide any amount of the Incremental Term Loans), the U.S. Borrower may arrange for one or more banks or other financial institutions (any such bank or other financial institution being called an "Additional Lender") to extend commitments to provide Incremental Term
           -----------------
Loans in an aggregate amount equal to the unsubscribed amount. Commitments in respect of Incremental Term Loans shall become Commitments under this Agreement pursuant to an amendment (an "Incremental Facility Amendment") to this Agreement
                              ------------------------------
and, as appropriate, the other Loan Documents, executed by Holdings, the U.S. Borrower, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the U.S. Administrative Agent. The Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the U.S. Administrative Agent, to effect the provisions of this Section. The effectiveness of any Incremental Facility Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.02 (it being understood that all references to "the date of such Borrowing" in such Section 4.02 shall be deemed to refer to the effective date of such Incremental Facility Amendment). No Lender shall be obligated to provide any Incremental Term Loans unless it so agrees.

          SECTION 2.21.  Bankers' Acceptances.  (a)  Subject to the terms and
                         ---------------------
conditions of this Agreement, the Canadian Borrower may request a C $ Revolving Borrowing by presenting drafts for acceptance and purchase as B/As by the C $ Revolving Lenders.

          (b) To facilitate B/A Borrowings, the Canadian Borrower hereby appoints each C $ Revolving Lender as its attorney to sign and endorse on its behalf, in handwriting or by facsimile or mechanical signature as and when deemed necessary by such Lender, blank forms of B/As in the form requested by such Lender. In this respect, it is each C $ Revolving Lender's responsibility to maintain an adequate supply of blank forms of B/As for acceptance under this Agreement. The Canadian Borrower recognizes and agrees that all B/As signed and/or endorsed on its behalf by a C $ Revolving Lender shall bind the Canadian Borrower as fully and effectually as if signed in the handwriting of and duly issued by the proper signing officers of the Canadian Borrower. Each C $ Revolving Lender is hereby authorized to issue such B/As endorsed in blank in such face amounts as may be determined by such Lender; provided that the
                                                       --------
aggregate amount thereof is equal to the aggregate amount of B/As required to be accepted and purchased by such Lender. No C $ Revolving Lender shall be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except the gross negligence or wilful misconduct of such Lender or its officers, employees, agents or representatives. Each C $ Revolving Lender shall maintain a record with respect to B/As (i) received by it in blank hereunder, (ii) voided by it for any reason, (iii) accepted and purchased by it hereunder and (iv) canceled at their respective maturities.
Each C $ Revolving Lender further agrees to retain such records in the manner and for the statutory periods provided in the various provincial or federal statutes and regulations that apply to such Lender. Each C $ Revolving Lender agrees to provide a copy of such records to the Canadian Borrower at the Canadian Borrower's expense upon request. On request by or on behalf of the Canadian Borrower, a C $ Revolving Lender shall cancel all forms of B/A that have been pre-signed or pre-endorsed on behalf of the Canadian Borrower and that are held by such Lender and are not required to be issued in accordance with the Canadian Borrower's irrevocable notice.

          (c) Drafts of the Canadian Borrower to be accepted as B/As hereunder shall be signed as set forth in this Section 2.21. Notwithstanding that any person whose signature appears on any B/A may no longer be an authorized signatory for any C $ Revolving Lender or the Canadian

Borrower at the date of issuance of a B/A, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and any such B/A so signed shall be binding on the Canadian Borrower.

          (d) Promptly following receipt of a Borrowing Request or notice of rollover pursuant to Section 2.03 by way of B/As, the Canadian Administrative Agent shall so advise the C $ Revolving Lenders and shall advise each C $ Revolving Lender of the aggregate face amount of the B/As to be accepted by it and the applicable Contract Period (which shall be identical for all C $ Revolving Lenders). The aggregate face amount of the B/As to be accepted by a C $ Revolving Lender shall be a whole multiple of C $100,000, and such face amount shall be in the C $ Revolving Lenders' pro rata portions of such C $ Revolving Borrowing; provided that the Canadian Administrative Agent may in its sole
           --------
discretion increase or reduce any C $ Revolving Lender's portion of such B/A Borrowing to the nearest C $100,000.

          (e) Upon acceptance of a B/A by a C $ Revolving Lender, such Lender shall purchase, or arrange the purchase of, each B/A from the Canadian Borrower at the Discount Rate for such Lender applicable to such B/A accepted by it and provide to the Canadian Administrative Agent the Discount Proceeds for the account of the Canadian Borrower. The Canadian Borrower will, upon acceptance of a B/A by a C $ Revolving Lender, be obligated to pay to the Canadian Administrative Agent on behalf of the C $ Revolving Lender that accepted the B/A an Acceptance Fee in respect of such B/A. The Acceptance Fee payable by the Canadian Borrower to a C $ Revolving Lender under this Section 2.21(e) in respect of each B/A accepted by such Lender shall be set off against the Discount Proceeds payable by such Lender under this Section 2.21(e).

          (f) Each C $ Revolving Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all B/As accepted and purchased by it.

          (g) If a C $ Revolving Lender notifies the Canadian Administrative Agent in writing that it is unable or unwilling to accept Bankers' Acceptances, such Lender will, instead of accepting and purchasing Bankers' Acceptances, purchase from the Canadian Borrower a note that does not bear interest during the Contract Period (a "B/A Equivalent Note"), in the form of Exhibit K, issued
                        -------------------
by the Canadian Borrower in the amount and for the same term as the draft that such Lender would otherwise have been required to accept and purchase hereunder, at a purchase price calculated on the same basis as Bankers' Acceptances are discounted pursuant to this Agreement. Each such Lender will provide to the Canadian Administrative Agent the proceeds of such purchase for the account of the Canadian Borrower. The Canadian Borrower will, upon purchase of a B/A Equivalent Note, pay to the Canadian Administrative Agent on behalf of the C $ Revolving Lender that purchased from the Canadian Borrower the B/A Equivalent Note an Acceptance Fee in respect of such B/A Equivalent Note. The Acceptance Fee payable by the Canadian Borrower to a C $ Revolving Lender under this Section 2.21(g) in respect of each B/A Equivalent Note purchased by such Lender shall be set off against the Discount Proceeds payable by such Lender under this Section 2.21(g).

          (h) With respect to each B/A Borrowing, at or before 10:00 a.m., Toronto time, two Business Days before the maturity date of such B/As, the Canadian Borrower shall notify the Canadian Administrative Agent at the Canadian Administrative Agent's address set forth in Section 9.01 by irrevocable telephone notice, followed by a notice of rollover on the same day, if the Canadian Borrower intends to issue B/As on such maturity date to provide for the payment of such maturing B/As. If the Canadian Borrower fails to notify the Canadian Administrative Agent of its intention to issue B/As on such maturity date, the Canadian Borrower shall provide payment to the Canadian Administrative Agent on behalf of the C $ Revolving Lenders of an amount equal to the aggregate face amount of such B/As on the maturity date of such B/As. If the Canadian Borrower fails to make such payment, such maturing B/As shall, subject to satisfaction of the conditions set forth in Section 4.02, be deemed to have been converted on their maturity date into a Canadian Prime Rate Loan in an amount equal to the face amount of such B/A as provided in Section 2.07 and the Canadian Borrower shall on demand pay any losses, costs or penalties that may have been incurred by the Canadian Administrative Agent or any C $ Revolving Lender due to the failure of the Canadian Borrower to make such payment.

          (i) The Canadian Borrower waives presentment for payment and any other defense, in respect of a B/A accepted and purchased by it pursuant to this Agreement, that might exist solely by reason of such B/A being held, at the maturity thereof, by such Lender in its own right and the Canadian Borrower agrees not to claim any days of grace if such Lender as holder sues the Canadian Borrower on the B/A for payment of the amount payable by the Canadian Borrower thereunder. On the specified maturity date of a B/A, or such earlier date as may be required or permitted pursuant to the provisions of this Agreement, the Canadian Borrower shall pay, through the Canadian Administrative Agent, the C $ Revolving Lender that has accepted and purchased such B/A the full face amount of such B/A and after such payment, the Canadian Borrower shall have no further liability in respect of such B/A and such Lender shall be entitled to all benefits of, and be responsible for all payments due to third parties under, such B/A.

          (j) If a C $ Revolving Lender grants a participation in a portion of its rights under this Agreement to a participant under Section 9.04(f), then in respect of any B/A Borrowing, a portion thereof may, at the option of such Lender, be by way of Bankers' Acceptance accepted by such participant. In such event, the Canadian Borrower shall upon request of the Canadian Administrative Agent or the C $ Revolving Lender granting the participation execute and deliver a form of Bankers' Acceptance undertaking in favor of such participant for delivery to such participant.

          SECTION 2.22.  Spot Exchange Rate Calculations. (a)(i) Not later than
                         --------------------------------
2:00 p.m., Toronto time, on each Calculation Date, the Canadian Administrative Agent shall (A) determine the Spot Exchange Rate as of such Calculation Date with respect to Canadian Dollars if at such time C $ Revolving Loans are then outstanding and (B) give notice thereof to the Canadian Borrower and the C $ Revolving Lenders.

          (ii) The Spot Exchange Rates determined pursuant to this Section 2.22(a) shall become effective on the second Business Day immediately following the relevant Calculation Date (a "Reset Date") and shall remain effective until
                                  ----------
the next succeeding Reset Date.

          (b) Not later than 2:00 p.m., Toronto time, on the Business Day immediately following the delivery of any notice pursuant to Section 2.08(d) or 2.11(f) in connection with the repayment of C $ Revolving Loans, the Canadian Administrative Agent shall (i) determine as of such date the Assigned Dollar Value, based on the Spot Exchange Rate then in effect, of each C $ Revolving Loan then outstanding (after giving effect to any C $ Revolving Loan repaid in connection therewith) and (ii) notify the Canadian Borrower and the C $ Revolving Lenders of the results of such determination.

          SECTION 2.23.  Reallocation.  (a) Subject to Section 2.23(b), the
                         -------------
Borrowers may, from time to time (but no more than once in any calendar quarter), from and after July 1, 2001, until the earlier of (i) the Revolving

Maturity Date and (ii) the termination of the C $ Revolving Commitments and the Additional Revolving Commitments, upon giving an irrevocable joint written notice (each, a "Reallocation Notice") to the Canadian Administrative Agent and
                 -------------------
the U.S. Administrative Agent at least ten Business Days prior to the beginning of the next Fiscal Quarter (including, with respect to any reallocation to be effective as of July 1, 2001, the Fiscal Quarter ended June 30, 2001), temporarily reduce (but not below zero), in whole or in part, the C $ Revolving Commitments or the Additional Revolving Commitments, as applicable. Each reduction in the C $ Revolving Commitments shall result in an automatic corresponding increase in the Additional Revolving Commitments, and each reduction in the Additional Revolving Commitments shall result in an automatic and corresponding increase in the C $ Revolving Commitments. Any amount of C $ Revolving Commitments reallocated under this Section 2.23(a) to Additional Revolving Commitments will not be available to the Canadian Borrower, and any amount of Additional Revolving Commitments reallocated under this Section 2.23(a) to C $ Revolving Commitments will not be available to the U.S. Borrower, in each case unless and until such amounts are reallocated back to the C $ Revolving Commitments or the Additional Revolving Commitments, as applicable, in accordance with the terms and subject to the conditions of this Section 2.23.

          (b) The Borrowers shall be permitted to reallocate the C $ Revolving Commitments and the Additional Revolving Commitments in accordance with this
Section 2.23 subject to the conditions that (i) any such reallocation shall only be made on, and be effective as of, the first day of a Fiscal Quarter, (ii) each partial reallocation shall be in an integral multiple of $1,000,000 (or, if less, the remaining amount of the applicable Commitments being reduced), (iii) the Total C $ Revolving Commitment shall not be reduced to an amount that is less than the aggregate C $ Revolving Exposures of the C $ Revolving Lenders at such time, (iv) the Total Additional Revolving Commitment shall not be reduced to an amount that is less than the aggregate principal amount of Additional Revolving Loans outstanding at such time and (v) on the date of any reduction of the Additional Revolving Commitments (and a corresponding increase in the C $ Revolving Commitments), (A) the representations and warranties set forth in each Loan Document shall be true and correct in all material respects with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, and (B) immediately after giving effect to such reduction and corresponding increase no Default or Event of Default shall have occurred and be continuing.

          (c) Each Reallocation Notice shall specify the amount (expressed in Dollars) of any (i) reduction in the C $ Revolving Commitments and the corresponding increase in the Additional Revolving Commitments or (ii) reduction in the Additional Revolving Commitments and the corresponding increase in the C $ Revolving Commitments. Each reduction in the C $ Revolving Commitments and each increase in the C $ Revolving Commitments (if the C $ Revolving Commitments at such time are greater than zero) shall be made ratably among the C $ Revolving Lenders based on their respective C $ Revolving Commitments. Each increase in the C $ Revolving Commitments (if the C $ Revolving Commitments at such time are equal to zero) shall be made ratably among the C $ Revolving Lenders based on their respective Additional Revolving Commitments; provided
                                                                    --------
that, for this purpose, the Additional Revolving Commitment of any C $ Revolving Lender that makes Additional Revolving Loans through its Designated U.S. Affiliate shall be deemed to be equal to the Additional Revolving Commitment of such Designated U.S. Affiliate. Each reduction in the Additional Revolving Commitments and each increase in the Additional Revolving Commitments (if the Additional Revolving Commitments at such time are greater than zero) shall be made ratably among the Additional Revolving Lenders based on their respective Additional Revolving Commitments. Each increase in the Additional Revolving Commitments (if the Additional Revolving Commitments at such time are equal to zero) shall be made ratably among the Additional Revolving Lenders based on their respective C $ Revolving Commitments; provided that, for this purpose, the
                                            --------
C $ Revolving Commitment of any Additional Revolving Lender that is a Designated U.S. Affiliate shall be deemed to be equal to the C $ Revolving Commitment of its Affiliate that is a C $ Revolving Lender. Promptly after receiving a Reallocation Notice, the Canadian Administrative Agent or the U.S. Administrative Agent, as applicable, shall notify each C $ Revolving Lender and Additional Revolving Lender, as applicable, of the amount of its C $ Revolving Commitment or Additional Revolving Commitment, as applicable, to be reallocated pursuant to this Section 2.23 and the date of such reallocation.

          (d) Notwithstanding anything to the contrary contained in this Agreement, (i) the Additional Revolving Commitments shall be available to the U.S. Borrower in addition to the U.S. $ Revolving Commitments, (ii) Swingline Loans and Letters of Credit are not available under the Additional Revolving Commitments and (iii) the Additional Revolving Lenders shall be entitled to the same rights and subject to the same obligations with respect to the Additional Revolving Commitments as are the U.S. $ Revolving Lenders with respect to the U.S. $ Revolving Commitments.

          Section 2.24. Increases in C $ Revolving Commitments. (a)
                        --------------------------------------
Notwithstanding anything to the contrary in this Agreement, the Canadian Borrower may, from time to time (but no more than once in any Fiscal Quarter), from and after July 1, 2001, until the Revolving Maturity Date, upon giving an irrevocable written notice (each, a "C $ Commitment Increase Notice") to the
                                     ------------------------------
Canadian Administrative Agent and the U.S. Administrative Agent at least ten Business Days prior to the beginning of the next Fiscal Quarter (including, with respect to any increase to be effective as of July 1, 2001, the Fiscal Quarter ended June 30, 2001), obtain an increase in the C $ Revolving Commitments in accordance with paragraphs (b) through (f) below, subject to the conditions that
(i) any such increase shall be in an integral multiple of $1,000,000, (ii) on the date of each such increase, (A) the representations and warranties set forth in each Loan Document shall be true and correct in all material respects with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, and (B) immediately after giving effect to each such increase no Default or Event of Default shall have occurred and be continuing and (iii) after giving effect to each such increase, the Total Additional Revolving Commitment plus the Total C $ Revolving Commitment shall not exceed $75,000,000.

          (b) Each increase in the C $ Revolving Commitments pursuant to this
Section 2.24 shall be effected by the execution and delivery by the Borrowers and by a Lender or other Person satisfactory to the Administrative Agents (in either case, that satisfies the definition of C $ Revolving Lender) of a supplement to this Agreement, in form and substance satisfactory to the Administrative Agents, pursuant to which such Lender or other Person agrees (i) to provide a C $ Revolving Commitment or, if such Lender is at the time already a C $ Revolving Lender, to increase its C $ Revolving Commitment and (ii) if such Person is not at the time already a Lender, to become a party to this Agreement as a Lender and to have all the obligations of a Lender hereunder with respect to its C $ Revolving Commitment. Any supplement so executed and delivered in accordance with this Section 2.24 shall be effective to increase the C $ Revolving Commitments as provided therein (and correspondingly decrease the U.S. $ Revolving Commitments as provided herein) without the consent of any other Lenders.

          (c) Each increase in the C $ Revolving Commitments pursuant to this
Section 2.24 shall result in an automatic corresponding decrease in the U.S. $ Revolving Commitments, which corresponding decrease shall (i) if neither (A) the Person providing such increase in the C $ Revolving Commitments nor (B) an Affiliate of such Person designated by such Person and agreed to by the Borrowers and the Administrative Agents is already a U.S. $ Revolving Lender at the time, be made ratably among the U.S. $ Revolving Lenders based on their respective U.S. $ Revolving Commitments or (ii) if either (A) the Person providing such increase in the C $ Revolving Commitments or (B) an Affiliate of such Person designated by such Person and agreed to by the Borrowers and the Administrative Agents is already a U.S. $ Revolving Lender at the time, be allocated first to reduce such Person's (or, with the consent of the Borrowers and the Administrative Agents, such Affiliate's) U.S. $ Revolving Commitment and, after such Person's or Affiliate's U.S. $ Revolving Commitment has been reduced to zero, be made ratably among the remaining U.S. $ Revolving Lenders based on their respective remaining U.S. $ Revolving Commitments.

          (d) Any increase in the C $ Revolving Commitments pursuant to this
Section 2.24 (and any corresponding reduction in the U.S. $ Revolving Commitments referred to in paragraph (c) above) shall only be made on, and be effective as of, the first day of a Fiscal Quarter.

          (e) If, immediately prior to the effectiveness of any increase in the C $ Revolving Commitments pursuant to this Section 2.24, (i) there are any Loans outstanding under the C $ Revolving Commitments, then all such Loans shall be repaid immediately prior to or concurrently with the effectiveness of such increase or (ii) there are any Loans outstanding under the U.S. $ Revolving Commitments and clause (ii) of paragraph (c) of this Section 2.24 is applicable to such increase, then all such Loans shall be repaid immediately prior to or concurrently with the effectiveness of such increase.

          (f) Each C $ Commitment Increase Notice shall specify the amount (expressed in Dollars) of any increase in the C $ Revolving Commitments and the corresponding decrease in the U.S. $ Revolving Commitments.

                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

          Each of Holdings and the Borrowers represents and warrants to the Lenders that:

          SECTION 3.01.  Organization; Powers.  Each of Holdings and the
                         ---------------------
Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          SECTION 3.02.  Authorization; Enforceability.  The Transactions to be
                         ------------------------------
entered into by each Loan Party are within such Loan Party's powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by each of Holdings and the Borrowers and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of Holdings, the Borrowers or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 3.03.  Governmental Approvals; No Conflicts.  The Transactions
                         -------------------------------------
(a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of Holdings or any Subsidiary or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon Holdings or any Subsidiary or its assets that is material to Holdings and its Subsidiaries, taken as a whole, or give rise to a right thereunder to require any payment to be made by Holdings or any Subsidiary and (d) will not result in the creation or imposition of any

Lien on any asset of Holdings or any Subsidiary, except Liens created under the Loan Documents.

          SECTION 3.04.  Financial Condition; No Material Adverse Change.  (a)
                         ------------------------------------------------
Holdings has heretofore furnished to the Lenders the consolidated balance sheet and statements of income, stockholders' equity and cash flows of Holdings and its Subsidiaries as of and for the Fiscal Year ended December 31, 2000, reported on by Ernst & Young LLP, independent public accountants. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Holdings and the Subsidiaries as of such date and for such period in accordance with GAAP.

          (b) Holdings has heretofore furnished to the Lenders Holdings's pro forma consolidated balance sheet as of December 31, 2000, prepared giving effect to the Transactions as if the Transactions had occurred on such date. Such pro forma consolidated balance sheet (i) has been prepared in good faith based on the same assumptions used to prepare the pro forma financial statements included in the Information Memorandum (which assumptions are believed by Holdings and the U.S. Borrower as of the Effective Date to be reasonable), (ii) is based on the best information available to Holdings and the U.S. Borrower as of the Effective Date after due inquiry, (iii) accurately reflects all adjustments necessary to give effect to the Transactions and (iv) presents fairly, in all material respects, the pro forma financial position of Holdings and its consolidated Subsidiaries as of December 31, 2000, as if the Transactions had occurred on such date.

          (c) Except as disclosed in the financial statements referred to above or the notes thereto or in the Information Memorandum and except for the Disclosed Matters, after giving effect to the Transactions, none of Holdings or the Subsidiaries has, as of the Effective Date, any material contingent liabilities, unusual long-term commitments or unrealized losses.

          (d) Since December 31, 2000, there has been no material adverse change in the financial condition, operations, assets, business, properties or prospects of Holdings and the Subsidiaries, taken as a whole.

          SECTION 3.05.  Properties.  (a)  Each of Holdings and the Subsidiaries
                         -----------
has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

          (b) Each of Holdings and the Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by Holdings and the Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          (c) Schedule 3.05 sets forth the address of each real property that is owned or leased by Holdings or any Subsidiary as of the Effective Date.

          SECTION 3.06.  Litigation and Environmental Matters.  (a) There are no
                         -------------------------------------
actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of Holdings or the U.S. Borrower, threatened against or affecting Holdings or any Subsidiary (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely deter mined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

          (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither Holdings nor any Subsidiary (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or
(iv) knows of any basis for any Environmental Liability.

          (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

          SECTION 3.07.  Compliance with Laws and Agreements.  Each of Holdings
                         ------------------------------------
and the Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

          SECTION 3.08.  Investment and Holding Company Status.  Neither
                         --------------------------------------
Holdings nor any Subsidiary is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

          SECTION 3.09.  Taxes.  Each of Holdings and the Subsidiaries has
                         ------
timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) any Taxes that are being contested in good faith by appropriate proceedings and for which Holdings or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.10.  ERISA.  No ERISA Event has occurred or is reasonably
                         ------
expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not in the aggregate, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan by an amount which could reasonably be expected to result in a Material Adverse Effect, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not in the aggregate, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans by an amount which could reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.11.  Disclosure.  Holdings and the Borrowers have disclosed
                         -----------
to the Lenders all agreements, instruments and corporate or other restrictions to which Holdings or any Subsidiary is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a

Material Adverse Effect. Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to any Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being recognized by the Agents and the Lenders that any projections and forecasts provided by Holdings or any Subsidiary are based on good faith estimates and assumptions believed by Holdings or such Subsidiary to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts may differ from projected or forecasted results and no representation whatsoever is made with respect to reports or projections that are included or referred to in or attached to the Information Memorandum and identified therein as having been provided by Persons other than Holdings or one of its Affiliates).

          SECTION 3.12.  Subsidiaries.  Schedule 3.12 sets forth the name and
                         -------------
jurisdiction of organization of, and the ownership interest of Holdings in, each Subsidiary and identifies each Subsidiary that is a Subsidiary Loan Party, in each case as of the Effective Date. The Canadian Borrower is a wholly owned subsidiary of the U.S. Borrower.

          SECTION 3.13.  Insurance.  Schedule 3.13 sets forth a description of
                         ----------
all insurance maintained by or on behalf of Holdings and the Subsidiaries as of the Effective Date. As of the Effective Date, all premiums in respect of such insurance have been paid.

          SECTION 3.14.  Labor Matters.  Except as set forth in Schedule 3.14,
                         --------------
as of the Effective Date, there are no strikes, lockouts or slowdowns against Holdings or any Subsidiary pending or, to the knowledge of Holdings or the Borrower, threatened. The hours worked by and payments made to employees of Holdings and the Subsidiaries have been in compliance with the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters except where the failure to comply could not reasonably be expected to result in a Material Adverse Effect. All payments due from Holdings or any Subsidiary, or for which any claim may be made against Holdings or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of Holdings or such Subsidiary except to the extent that a failure to comply could not reasonably be expected to result in a Material Adverse Effect. Except as set forth in Schedule 3.14, the consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which Holdings or any Subsidiary is bound.

          SECTION 3.15.  Solvency.  Immediately after the consummation of the
                         ---------
Transactions to occur on the Effective Date and immediately following the making of each Loan made on the Effective Date and after giving effect to the application of the proceeds of such Loans (and taking into account all rights of contribution arising by operation of law or otherwise to which any Loan Party may be entitled and other credit support available to any Subsidiary from Holdings or any of the other Subsidiaries), (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise, (b) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Effective Date.

          SECTION 3.16.  Senior Debt.  The Obligations constitute "Senior
                         ------------
Indebtedness" under and as defined in each Subordinated Note Indenture and the documents evidencing or governing all Subordinated Debt referred to in clauses
(e) and (f) of the definition of "Subordinated Debt".

          SECTION 3.17.  Security Interests.  (a)  When executed and delivered,
                         -------------------
the Pledge Agreements (and/or, as applicable, in the case of the Canadian Borrower or the Canadian Subsidiary Loan Parties, the making of requisite filings or registrations) will be effective to create in favor of the applicable Collateral Agent, for the ratable benefit of the applicable Secured Parties or Canadian Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the applicable Pledge Agreement) and, when the portion of the Collateral constituting certificated securities (as defined in the

Uniform Commercial Code or such other local law as may apply) is delivered to the applicable Collateral Agent (and/or, as applicable, in the case of the Canadian Borrower or the Canadian Subsidiary Loan Parties, the requisite filings or registrations are made), the Pledge Agreements shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgor thereunder in such Collateral, in each case prior and superior in right to any other Person.

          (b) The Security Agreements are effective to create in favor of the applicable Collateral Agent, for the ratable benefit of the applicable Secured Parties or Canadian Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the applicable Security Agreement) and, when financing statements or such other filings required by local law in appropriate form are filed in the appropriate filing offices (which, for the U.S. Subsidiary Loan Parties as of the Effective Date, are the offices specified on Schedule 6 to the Perfection Certificate), the Security Agreements shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral to the extent perfection can be obtained by filing, recording or registering a security agreement, financing statement or analogous document in the United States or Canada (other than under vehicle certificate of title statutes), in each case prior and superior in right to any other Person other than with respect to the rights of Persons pursuant to Liens expressly permitted by Section 6.03.

          (c) When the U.S. Security Agreement is filed in the United States Patent and Trademark Office and the United States Copyright Office, the security interest created thereunder shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Intellectual Property (as defined in the U.S. Security Agreement) in which a security interest may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, in each case prior and superior in right to any other Person, other than with respect to the rights of Persons pursuant to Liens expressly permitted by Section 6.03 (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered trademarks, trademark applications and copyrights acquired by the Loan Parties after the date hereof).

                                  ARTICLE IV

                                  Conditions
                                  ----------

          SECTION 4.01.  Effective Date.  The consolidation, amendment and
                         ---------------
restatement of the Existing Credit Agreements as provided herein and the obligations of the Lenders to make Loans (including the obligations of the Term Lenders to purchase Existing Term Loans and Assigned Debt) and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

          (a) The U.S. Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the U.S. Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

          (b) The U.S. Administrative Agent shall have received a favorable written opinion (addressed to the Agents and the Lenders and dated the Effective Date) of each of (i) Weil, Gotshal & Manges LLP, counsel for the Loan Parties, substantially in the form of Exhibit H-1, (ii) Oscar D. Folger, Esq., counsel for the Loan Parties, substantially in the form of Exhibit H-2, and (iii) Macleod Dixon, counsel for the Canadian Subsidiary Loan Parties, substantially in the form of Exhibit H-3 and, in the case of each such opinion required by this paragraph, covering such other matters relating to the Loan Parties, the Loan Documents or the Transactions as the Agents or the Required Lenders shall reasonably request. Each of Holdings and the Borrowers hereby request such counsel to deliver such opinions.

          (c) The U.S. Administrative Agent shall have received such documents and certificates as the U.S. Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of Holdings, the Borrowers and such other Loan Parties as to which documents and certificates are reasonably requested by the U.S. Administrative Agent or its counsel, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to the U.S. Administrative Agent and its counsel.

          (d) The U.S. Administrative Agent shall have received a certificate, in a form reasonably acceptable to the U.S. Administrative Agent, dated the Effective Date and signed by the Chief Executive Officer, the President, a Vice President or a Financial Officer of Holdings and the U.S. Borrower, confirming compliance with the conditions set forth in paragraphs (a) and
     (b) of Section 4.02.

          (e) The Agents shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

          (f) The Collateral and Guarantee Requirement shall have been satisfied and the Agents shall have received a completed Perfection Certificate dated the Effective Date and signed by an officer of Holdings and the U.S. Borrower, together with all attachments contemplated thereby, including (i) the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the jurisdictions agreed upon by the Agents and the U.S. Borrower, (ii) copies of the financing statements (or similar documents) disclosed by such search, (iii) evidence reasonably satisfactory to the Agents that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 or have been released (other than with respect to such Liens that are in the process of being released, as separately agreed upon between Holdings and the applicable Administrative Agent), (iv) to the extent requested by the Agents, copies of all documents required to effect security under the Bank Act (Canada), (v) to the extent requested by the Agents, a copy of the hypothec on movables entered into by the Canadian Borrower with respect to security granted in the province of Quebec, (vi) to the extent requested by the Agents, acknowledgments from each person named as a secured party in any financing statement or other security registration in respect of the Canadian Borrower or any Canadian Subsidiary
     (A) disclosing the scope of the security interest perfected by such financing statement or other registration; (B) establishing that such security interest is permitted by Section 6.02; and (C) providing that such secured party cannot rely upon such financing statement or other registration to perfect a security interest other than as permitted by Section 6.02 and (vii) to the extent requested by the Agents, acknowledgments from GE Capital Canada Leasing Services Inc., ABN Amro Leasing (a division of ABN Amro Bank Canada) and Corporation Alter Moneta/Alter Moneta Corporation in favor of the Canadian Collateral Agent that they continue to be bound by the existing intercreditor agreements entered into by them with Bank of America (Canada) notwithstanding the amendment and restatement of the credit agreement and the security agreement.

          (g) The U.S. Administrative Agent shall have received evidence that the insurance required by Section 5.07 and the Security Documents is in effect.

          (h) The Agents shall be reasonably satisfied as to the amount and nature of any environmental and employee health and safety exposures to which Holdings and the Subsidiaries may be subject after giving effect to the Transactions and the other transactions contemplated hereby, and with the plans of Holdings or such Subsidiaries with respect thereto.

          (i) All amounts accrued and owing under the Existing Credit Agreements shall be paid (other than Existing Term Loans, Assigned Debt and reimbursement obligations in respect of Existing Letters of Credit to the extent such Existing Letters of Credit have not yet been drawn) prior to or concurrently with the initial Borrowing hereunder on the Effective Date, and the U.S. Administrative Agent shall have received satisfactory evidence of the foregoing.

          (j) The Lenders shall be satisfied that the aggregate amount of fees and expenses incurred by Holdings and the Subsidiaries in connection with the Loan Documents shall not exceed $15,000,000.

          (k) The U.S. Borrower shall have received gross cash proceeds of not less than $300,000,000 (before deducting the initial purchasers' discount) from the issuance of the Senior Notes in a public offering or in a private placement to one or more holders satisfactory to the U.S. Administrative Agent. The terms and conditions of the Senior Notes and the provisions of the Senior Note Documents shall be satisfactory in all respects to the Lenders. The U.S. Administrative Agent shall have received copies of the Senior Note

     Documents, certified by the chief financial officer of the U.S. Borrower as complete and correct.

          (l) All material consents and approvals required to be obtained from any Governmental Authority or other Person in connection with the Transactions and the other transactions contemplated hereby shall have been obtained, and all applicable waiting periods and appeal periods shall have expired, in each case without the imposition of any burdensome conditions on the Transactions or the other transactions contemplated hereby and there shall be no governmental or judicial action, actual or threatened, that could reasonably be expected to restrain, prevent or impose burdensome conditions on the Transactions or the other transactions contemplated hereby.

          (m) The U.S. Administrative Agent shall have received a pro forma consolidated balance sheet of Holdings as of a recent date, giving effect to the Transactions.

          (n) After giving effect to the Transactions and the other transactions contemplated hereby, neither Holdings nor any Subsidiary shall have outstanding any shares of preferred stock or any Debt, other than (i) Debt incurred under the Loan Documents, (ii) the Senior Notes, (iii) Debt pursuant to a Securitization Transaction permitted hereunder, (iv) the Existing Synthetic Leases, (v) the Subordinated Debt, (vi) QuIPS Debentures, (vii) QuIPS Preferred Securities, (viii) Holdings's Series A Perpetual Convertible Preferred Stock, issued on January 7, 1999, (ix) Holdings's Series B Perpetual Convertible Preferred Stock, issued on September 30, 1999, and (x) other Debt and preferred stock existing on the date hereof and set forth in Schedule 6.02. The terms and conditions of all Debt set forth in Schedule 6.02 shall be satisfactory in all respects to the Lenders.

          (o) The U.S. Administrative Agent shall have received a solvency certificate from the chief financial officer of Holdings, in form and substance satisfactory to the U.S. Administrative Agent, together with such other evidence reasonably requested by the Lenders, confirming the solvency of Holdings and the Subsidiaries on a consolidated basis after giving effect to the Transactions and the other transactions contemplated hereby.

The U.S. Administrative Agent shall notify the Borrowers, the Canadian Administrative Agent, the Collateral Agents and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, consolidation, amendment and restatement of the Existing Credit Agreements as provided herein and the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 5:00 p.m., New York City time, on April 30, 2001 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

          SECTION 4.02.  Each Credit Event.  The obligation of each Lender to
                         ------------------
make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

          (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (other than representations and warranties that relate to a specific earlier date, so long as such representations and warranties were true and correct in all material respects as of such earlier date).

          (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by Holdings and the Borrower on the date thereof as to the matters specified in paragraphs
(a) and (b) of this Section.

                                   ARTICLE V

                             Affirmative Covenants
                             ---------------------

          Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each of Holdings and the Borrowers covenants and agrees with the Lenders and the Issuing Bank that:

          SECTION 5.01.  Financial Statements and Other Information.  The U.S.
                         -------------------------------------------
Borrower will furnish to the U.S. Administrative Agent (for delivery to the Lenders):

          (a) within 90 days after the end of each Fiscal Year of Holdings, its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows (and its unaudited consolidating balance sheet and related statements of operations) as of the end of and for such year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported on (in the case of such audited consolidated statements) by Ernst & Young LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit), together with a certificate from the chief financial officer of Holdings to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

          (b) within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of Holdings, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such Fiscal Quarter and the then elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) concurrently with any delivery of financial statements under clause (a) or (b) above, (i) a certificate of a Financial Officer (A) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (B) setting forth reasonably detailed calculations demonstrating compliance with Section 6.01 and (C) stating whether any change in GAAP or in the application thereof that has a material effect on the financial statements referred to in clause (a) or
     (b) above has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate and (ii) an updated organizational chart listing all Subsidiaries and the locations of their businesses;

          (d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

          (e) as soon as practicable and in any event within 60 days after the commencement of each Fiscal Year, financial projections for Holdings and the Subsidiaries for such Fiscal Year prepared in a manner consistent with those projections delivered by the U.S. Borrower to the Lenders prior to the Effective Date or otherwise in a manner satisfactory to the U.S. Administrative Agent;

          (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials (other than on Form S-8) filed by Holdings or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by Holdings to its shareholders generally, as the case may be; provided that the filing of such reports, proxy statements and
                  --------
     other materials with the Securities and Exchange Commission through EDGAR shall be deemed to satisfy the requirements of this paragraph
     (f); and

          (g) promptly following any request therefor, such other information regarding the operations, business affairs, financial condition and prospects of Holdings or any Subsidiary, or compliance with the terms of any Loan Document, as any Agent or any Lender (through an Agent) may reasonably request.

          SECTION 5.02.  Notices of Material Events. Holdings and the U.S.
                         ---------------------------
Borrower will furnish to the Agents (for delivery to the Lenders) prompt written notice of the following upon becoming aware thereof:

          (a) the occurrence of any Default;

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting Holdings, the Borrowers or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

          (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; and

          (d) any other development that results in, or any other developments (other than a change in general market or industry conditions) that could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 5.02 shall be accompanied by a statement of a Financial Officer or other executive officer of Holdings or the U.S. Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 5.03.  Information Regarding Collateral. (a)  Holdings and the
                         ---------------------------------
U.S. Borrower will furnish to the U.S. Administrative Agent prompt written notice of any change (i) in any Loan Party's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in any Loan Party's identity or corporate structure or (iv) in any Loan Party's Federal Taxpayer Identification Number. Holdings and the Borrowers agree not to effect or permit any change referred to in the preceding sentence unless all filings under the Uniform Commercial Code or otherwise that are required in order for the U.S. Collateral Agent or the Canadian Collateral Agent, as applicable, to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral for the benefit of the Secured Parties have been (or, within the period required by the Uniform Commercial Code or other applicable law, are subsequently) made. Holdings and the Borrowers also agree promptly to notify the U.S. Administrative Agent if any material portion of the Collateral is damaged or destroyed.

          (b) Each year, at the time of delivery of annual financial statements with respect to the preceding Fiscal Year pursuant to clause (a) of Section 5.01, the U.S. Borrower shall deliver to the U.S. Administrative Agent a certificate signed by an officer of the U.S. Borrower setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section.

          SECTION 5.04.  Existence; Conduct of Business. Holdings will, and will
                         -------------------------------
cause each Subsidiary to, do or cause to be done all things necessary to preserve, renew or replace and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of the business of Holdings and the Subsidiaries, taken as a whole; provided that the foregoing shall not
                                        --------
prohibit any merger, consolidation, liquidation or dissolution permitted under
Section 6.05.

          SECTION 5.05.  Payment of Obligations.  Holdings will, and will cause
                         -----------------------
each Subsidiary to, pay its Debt and other obligations, including liabilities in respect of Taxes, before the same shall become delinquent or in default, except where (a)(i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) Holdings or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (iii) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (iv) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect or (b) the aggregate uninsured and unpaid amount is less than $5,000,000 and does not include Taxes and the failure to make payment could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.06.  Maintenance of Properties. Holdings will, and will,
                         --------------------------
subject to Section 6.05, cause each Subsidiary to, keep and maintain all property material to the conduct of the business of Holdings and its Subsidiaries, taken as a whole, in good working order and condition, ordinary wear and tear excepted.

          SECTION 5.07.  Insurance.  Holdings will, and will cause each
                         ----------
Subsidiary to, maintain, with financially sound and reputable insurance companies (a) insurance in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required to be maintained pursuant to the Security Documents. Each Borrower will furnish to the Lenders, upon reasonable request by the applicable Administrative Agent, the requested information in reasonable detail as to the insurance so maintained. Each Borrower shall deliver to the applicable Administrative Agent, prior to the cancelation, modification or nonrenewal of any material such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the applicable Administrative Agent) together with evidence satisfactory to the applicable Administrative Agent of payment of the premium therefor. All insurance policies or certificates (or certified copies thereof) with respect to such insurance shall be endorsed to the applicable Administrative Agent's reasonable satisfaction for the benefit of the Lenders (including by naming the applicable Administrative Agent or Collateral Agent, as appropriate, as loss payee or additional insured, as appropriate).

          SECTION 5.08.  Casualty and Condemnation.  The Borrowers (a) will
                         --------------------------
furnish to the Agents and the Lenders prompt written notice of any casualty or other insured damage to any material portion of any Collateral or the commencement of any action or proceeding for the taking of any material portion of any Collateral under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the Net Proceeds of any such event with respect to any Collateral (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement and the Security Documents.

          SECTION 5.09.  Books and Records; Inspection and Audit Rights.
                         -----------------------------------------------
Holdings will, and will cause each Subsidiary to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Holdings will, and will cause each Subsidiary to, permit any representatives designated by the Agents or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

          SECTION 5.10.  Compliance with Laws.  Holdings will, and will cause
                         ---------------------
each Subsidiary to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.11.  Use of Proceeds and Letters of Credit.  (a)  On the
                         --------------------------------------
Effective Date, the proceeds of the Term Loans, together with (a) the Net Proceeds of the issuance of the Senior Notes and (b) proceeds of the U.S. $ Revolving Loans made on the Effective Date, will be used solely for (i) the repayment (or, in the case of Existing Term Loans and Assigned Debt, the purchase, as provided in Section 2.01(b)) of all amounts accrued and owing under the Existing Credit Agreements and all amounts owing on the Effective Date under a Synthetic Lease transaction with Deutsche Bank and (ii) the payment of the fees and expenses incurred in connection with the Loan Documents in an aggregate amount not to exceed $15,000,000.

          (b) The proceeds of U.S. $ Revolving Loans (to the extent not used pursuant to paragraph (a) above) and Additional Revolving Loans and Swingline Loans will be used by the U.S. Borrower, and the proceeds of the C $ Revolving Loans will be used by the Canadian Borrower, for general corporate purposes, including repayment of indebtedness, acquisitions, investments, loans, purchases of Equity Interests and other payments permitted under this Agreement.

          (c) Letters of credit will be used by the U.S. Borrower for general corporate purposes.

          (d) No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

          SECTION 5.12.  Additional Subsidiaries.  If any additional Subsidiary
                         ------------------------
is formed or acquired (or any Excluded Subsidiary ceases to be an Excluded Subsidiary or any Canadian Subsidiary becomes a Canadian Subsidiary Loan Party) after the Effective Date, Holdings will promptly (a) notify the applicable Administrative Agent thereof and (b) cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary (if it is a Subsidiary Loan Party) and with respect to any Equity Interest in or Debt of such Subsidiary owned by or on behalf of any Loan Party.

          SECTION 5.13.  Further Assurances.  (a)  Holdings will, and will cause
                         -------------------
each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings and other documents), that may be required under any applicable law, or that the applicable Collateral Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties. Holdings will, and will cause each Subsidiary Loan Party to, take all actions reasonably requested by the Agents in order to terminate any Liens referred to in the last parenthetical of Section 4.01(f)(iii).

          (b) If any material assets (other than real property) are acquired by any Subsidiary Loan Party after the Effective Date (other than assets constituting Collateral under either Security Agreement that become subject to the Lien of such Security Agreement upon acquisition thereof), Holdings will notify the applicable Agents thereof, and, if requested by such Agents or the Required Lenders, Holdings will, unless otherwise not required to hereunder or under any Security Document, cause such assets to be subjected to a Lien securing the relevant Obligations and will take, and cause such Subsidiary Loan Party to take, such actions as shall be necessary or reasonably requested by such Agents to grant and perfect such Liens, including actions described in paragraph (a) of this Section 5.13, all at the expense of the Loan Parties.

          SECTION 5.14.  Interest Rate Protection.  As promptly as practicable,
                         -------------------------
and in any event within 180 days after the Effective Date, the Borrowers will enter into, and thereafter for a period of not less than two and one-half years will maintain in effect, one or more interest rate protection agreements as and to the extent necessary to achieve interest rate hedging reasonably satisfactory to the Administrative Agent and on such terms and with such parties as shall be reasonably satisfactory to the Administrative Agent.


                                  ARTICLE VI

                              Negative Covenants
                              ------------------

          Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each of Holdings and the Borrowers covenants and agrees with the Lenders and the Issuing Bank that:

           SECTION 6.01.  Financial Covenants.
                          --------------------

          (a) Minimum Interest Coverage Ratio.  Holdings will not permit the
              --------------------------------
     Interest Coverage Ratio for any Computation Period to be less than 1.75 to 1.0.

          (b) Funded Debt to Cash Flow Ratio.  Holdings will not permit the
              -------------------------------
     Funded Debt to Cash Flow Ratio as of the last day of any Fiscal Quarter to exceed 4.25 to 1.0.

          (c) Senior Debt to Tangible Assets.  Holdings will not permit the
              -------------------------------
     ratio of (i) Senior Debt (excluding Securitization Obligations) to (ii) Tangible Assets (excluding, to the extent included in Tangible Assets, (A) all assets which are owned by a Special Purpose Vehicle or subject to a Lien in connection with a Securitization Transaction and (B) Excess Synthetic Lease Collateral (other than Excess Synthetic Lease Collateral securing the Existing Synthetic Leases)) to exceed 1.0 to 1.0 at any time.

          (d) Senior Debt to Cash Flow Ratio.  Holdings will not permit the
              -------------------------------
     Senior Debt to Cash Flow Ratio as of the last day of any Fiscal Quarter to exceed 2.75 to 1.0.

          SECTION 6.02.  Limitations on Debt.  Holdings will not, and will not
                         --------------------
permit any Subsidiary to, create, incur, assume or suffer to exist any Debt, except (without duplication):

          (a) Debt hereunder (including Incremental Term Loans incurred in compliance with Section 2.20) and under the other Loan Documents;

          (b) unsecured Debt of Holdings or any Subsidiary (excluding Contingent Payments and Seller Subordinated Debt); provided that (i) no Subsidiary of
                                             --------
     the U.S. Borrower shall incur any such Debt if, after giving effect thereto, the aggregate amount of all then-outstanding Debt of the Subsidiaries of the U.S. Borrower permitted solely by this clause (b) would exceed 25% of Net Worth, (ii) Holdings or such Subsidiary shall not incur any such Debt if Holdings is not in compliance with all covenants set forth in this Article VI (including compliance with Section 6.01, determined on a pro forma basis as if any such incurrence of Debt had occurred at the beginning of the most recent period for testing compliance therewith) and
     (iii) the aggregate principal amount of Debt permitted solely by this clause (b) plus the aggregate principal amount of Incremental Term Loans then outstanding shall not at any time exceed $500,000,000;

          (c) Debt of Holdings or any Subsidiary in respect of Capital Leases or arising in connection with the acquisition of equipment (including Debt assumed in connection with an asset purchase permitted by Section 6.05, or incurred pursuant to a Capital Lease or in connection with the acquisition of equipment by a Person before it became a Subsidiary in connection with a stock purchase permitted by Section 6.05, in each case so long as such Debt is not incurred in contemplation of such purchase), and refinancings of any such Debt so long as the terms applicable to such refinanced Debt are not materially less favorable to Holdings or the applicable Subsidiary than the terms in effect immediately prior to such refinancing; provided that the
                                                            --------
     aggregate amount of all such Debt at any time outstanding shall not exceed $150,000,000 (or its equivalent in any other currency); provided, further,
                                                             --------  -------
     that the aggregate amount of all such Debt arising in connection with Floor Plan Financing Arrangements shall not exceed $30,000,000;

          (d) Debt of Subsidiaries owed to Holdings or any Subsidiary; provided
                                                                       --------
     that the aggregate amount of all such Debt of Subsidiaries that are not U.S. Loan

     Parties owed to U.S.  Loan Parties shall not cause a violation of clause
     (z) of the proviso to Section 6.10;

          (e) unsecured Debt of any Special Purpose Vehicle to Holdings, the U.S. Borrower or any Subsidiary Loan Party;

          (f) Subordinated Debt; provided that (i) the aggregate principal
                                 --------
     amount of all Seller Subordinated Debt at any time outstanding shall not exceed $50,000,000 (or its equivalent in any other currency) and (ii) the Borrowers shall not issue or incur any Debt described in clause (f) of the definition of Subordinated Debt (x) at any time that a Default exists or would result therefrom and (y) unless the U.S. Borrower has delivered to the U.S. Administrative Agent (which shall promptly deliver a copy thereof to each Lender) a certificate in reasonable detail demonstrating that, after giving effect to such issuance or incurrence, Holdings will be in pro forma compliance with all financial covenants set forth in this Article VI;

          (g) other Debt, not of a type described in clause (c), outstanding on the Effective Date and listed in Schedule 6.02(g), and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

          (h) Contingent Payments; provided that Holdings shall not, and shall
                                   --------
     not permit any Subsidiary to, incur any obligation to make Contingent Payments the maximum possible amount of which exceeds $50,000,000 (or its equivalent in any other currency) in the aggregate for all Contingent Payments at any time outstanding;

          (i) the QuIPS Debentures, the QuIPS Preferred Securities and the QuIPS Guarantees;

          (j) Synthetic Lease Obligations; provided that the aggregate amount of
                                           --------
     all Synthetic Lease Obligations shall not at any time exceed $500,000,000;

          (k) Suretyship Liabilities incurred by Holdings with respect to the obligations of any Subsidiary;

          (l) unsecured recourse obligations of Holdings or any Subsidiary in respect of Vendor Financing Arrangements;

          (m) Hedging Obligations incurred for purposes of protection from price, interest rate or currency fluctuations posed by bona fide debt, contract or purchase order obligations or from changes in the price of Holdings's stock;

          (n) Debt in connection with Securitization Transactions permitted pursuant to Section 6.13;

          (o) the Senior Notes; provided that no Subsidiary will guarantee the
                                --------
     U.S. Borrower's obligations in respect of the Senior Notes if such Subsidiary is not a guarantor under the U.S. Subsidiary Guarantee Agreement; and

          (p) Debt of any Foreign Subsidiary or any Subsidiary referred to in clause (d) of the definition of Excluded Subsidiaries; provided that the
                                                            --------
     aggregate principal amount of all such Debt at any time outstanding permitted by this clause (p) shall not exceed $20,000,000 (or its equivalent in any other currency).

          For purposes of clause (h) above, a Contingent Payment shall be deemed to be "outstanding" from the time that Holdings or any Subsidiary enters into the agreement containing the obligation to make such Contingent Payment until such time as either such Contingent Payment has been made in full or it has become certain that such Contingent Payment will never have to be made.

          SECTION 6.03.  Liens.  Holdings will not, and will not permit any
                         ------
Subsidiary to, create or permit to exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except:

          (a) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves;

          (b) Liens arising in the ordinary course of business (such as (i) Liens of carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and (ii) Liens incurred in connection with worker's compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or in connection with surety bonds, bids, performance bonds and similar obligations) for sums not overdue or being contested in good faith by appropriate proceedings and not involving any deposits or advances or borrowed money or the deferred purchase price of property or services, and, in each case, for which it maintains adequate reserves;

          (c) Liens identified in Schedule 6.03;

          (d) Liens securing Debt permitted by clause (c) of Section 6.02 (and attaching only to the property (i) being leased (in the case of Capital Leases), (ii) purchased from the relevant manufacturer (in the case of Floor Plan Financing Arrangements) or (iii) the purchase price for which was or is being financed by such Debt (in the case of other Debt) and, in each case, the proceeds (including insurance proceeds) of any disposition or loss of such property);

          (e) attachments, appeal bonds, judgments and other similar Liens, for sums not exceeding $15,000,000 (or its equivalent in any other currency), arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

          (f) easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of Holdings or any Subsidiary;

          (g) Liens in favor of the Collateral Agents arising under the Loan Documents;

          (h) Liens arising in connection with Securitization Transactions permitted under this Agreement;

          (i) Liens securing Synthetic Lease Obligations;  provided that such
                                                           --------
     Liens attach only to (i) the assets that are subject to the related Synthetic Lease and (ii) Excess Synthetic Lease Collateral; and

          (j) Liens securing Debt permitted by paragraph (p)   of Section 6.02;
     provided that such Liens attach only   to the assets of Subsidiaries
     --------
     permitted to incur Debt   under paragraph (p) of Section 6.02.

          SECTION 6.04.  Restricted Payments.  Holdings will not, and will not
                         --------------------
permit any Subsidiary to, (a) declare or pay any dividends on any of its Equity Interests (other than dividends payable solely by issuance of its Equity Interests), (b) purchase or redeem any such Equity Interests or any warrants, units, options or other rights in respect of such Equity Interests (other than for consideration consisting of Equity Interests having terms not less favorable to the Lenders than the terms of the Equity Interests so purchased or redeemed),
(c) make any other distribution to shareholders, (d) prepay, purchase, defease or redeem any Subordinated Debt or Senior Notes, (e) make any payment of principal of or interest on, or acquire, redeem or otherwise retire, or make any other distribution in respect of, any of the QuIPS Debentures or the QuIPS Preferred Securities or (f) set aside funds for any of the foregoing; provided
                                                                      --------
that (i) any Subsidiary may declare and pay dividends to Holdings or to any direct or indirect wholly owned Subsidiary; (ii) the U.S. Borrower may declare and pay dividends to Holdings; (iii) any Excluded Subsidiary may declare and pay dividends ratably with respect to its Equity Interests; (iv) the QuIPS Trust may make a distribution of Holdings's common stock pursuant to the terms of the QuIPS Preferred Securities or the QuIPS Debentures; (v) so long as no Default exists or would result therefrom, Holdings may make payments on the QuIPS Debentures and permit the QuIPS Trust to make corresponding distributions on the QuIPS Preferred Securities in accordance with the terms of the QuIPS Indenture;
(vi) Holdings and any Subsidiary may prepay, purchase, defease or redeem, as applicable, any such Equity Interests, Subordinated Debt or Senior Notes so long as (x) no Default exists or would result therefrom and (y) the amount of all such prepayments, purchases, defeasance and redemptions (excluding purchases permitted by clause (vii) below) does not, together with the aggregate amount of Investments made pursuant to Section 6.10(m) since the Effective Date, exceed $250,000,000 in the aggregate since the Effective Date; and (vii) so long as (x) no Default exists or would result therefrom and (y) the aggregate amount of all purchases of Equity Interests, warrants or units made by Holdings (or, prior to August 5, 1998, the U.S. Borrower) since October 1, 1997 (excluding purchases permitted by clause (vi) above) does not exceed $12,000,000, Holdings may purchase its common stock or warrants, or units issued in respect thereof, from time to time on terms consistent with those set forth under the heading "Certain Agreements Relating to the Outstanding Securities" in the U.S. Borrower's Private Placement Memorandum dated September 12, 1997. Nothing in this Section
6.04 shall prohibit Holdings from permitting the cashless exercise of any options or warrants for stock of Holdings.

          SECTION 6.05.  Mergers, Consolidations, Amalgamations, Sales.
                         ----------------------------------------------
Holdings will not, and will not permit any Subsidiary to, be a party to any merger, consolidation or amalgamation, or purchase or otherwise acquire all or substantially all of the assets or any Equity Interests of any class of, or any partnership or joint venture interest in, any other Person, or, except in the ordinary course of its business (including sales or exchanges of equipment consistent with industry practice), sell, transfer, convey or lease all or any substantial part of its assets, or sell or assign with or without recourse any receivables, except for:

          (a) any such merger or consolidation, amalgamation, sale, transfer, conveyance, lease or assignment of or by any direct or indirect wholly owned Subsidiary into Holdings or the U.S. Borrower or into, with or to any other direct or indirect wholly owned Subsidiary; provided that (i) no
                                                       --------
     Subsidiary (other than a Special Purpose Vehicle) may merge, consolidate or amalgamate with and into a Special Purpose Vehicle such that the Special Purpose Vehicle is the surviving entity and (ii) all sales and other dispositions by any Subsidiary (other than a Special Purpose Vehicle) to a Special Purpose Vehicle shall be subject to the limitations set forth in clauses (d) and (e) below);

          (b) any such purchase or other acquisition by Holdings or any direct or indirect wholly owned Subsidiary of the assets or Equity Interests of any direct or indirect wholly owned Subsidiary; provided that (i) purchases
                                                     --------
     or acquisitions by a Special Purpose Vehicle from any Subsidiary (other than a Special Purpose Vehicle) shall be subject to the limitations set forth in clauses (d) and (e) below and (ii) no Special Purpose Vehicle may purchase the Equity Interests of any Subsidiary other than another Special Purpose Vehicle;

          (c) any such purchase or other acquisition (including pursuant to a merger or an asset exchange of like-kind property) by Holdings or any direct or indirect wholly owned Subsidiary of the assets or the Equity Interests of any other Person (if, in the case of Equity Interests, after giving effect to such purchase or other acquisition, Holdings and such Subsidiaries own 100% of the Equity Interests of such Person (other than directors' qualifying shares or similar Equity Interests)) where (1) such assets (in the case of an asset purchase) are for use, or such Person (in the case of a purchase of Equity Interests) is engaged, solely in the equipment rental and related businesses, (2) immediately before and after giving effect to such purchase or acquisition, no Default shall have occurred and be continuing, (3) such proposed purchase or other acquisition, giving pro forma effect to the same (as well as any related incurrence of Debt), does not cause the Funded Debt to Cash Flow Ratio to exceed 3.75 to 1.0 and (4) the board of directors of such Person has not announced that it will oppose such acquisition and has not commenced any litigation which alleges that such acquisition violates or will violate any requirement of law or any contractual obligation of such Person;

          (d) the sale, assignment or other transfer of (i) accounts receivable, lease receivables or other rights to payment pursuant to Receivables Securitization Transactions in an aggregate amount not to exceed $500,000,000 at any time outstanding (determined by reference to the amount of such receivables and other rights to payment that are outstanding at any time) or (ii) equipment and related assets (including leases, rental agreements, lease receivables, rights to payment and similar interests, and other rights and assets described in the definition of Equipment Securitization Transaction) pursuant to Equipment Securitization Transactions; provided that (A) at the time of and after giving effect to
                   --------
     any such sale, assignment or other transfer pursuant to clause (i) or (ii) above (other than any such sale, assignment or other transfer ("Excluded
                                                                     --------
     Transfers") (1) made solely to effect a replacement or substitution of
     ---------
     assets of equivalent value under an Equipment Securitization or (2) made at any time if, immediately after giving effect thereto, the aggregate Securitization Obligations outstanding under the applicable Securitization Transaction would not exceed the largest aggregate amount of Securitization Obligations outstanding under such Securitization Transaction at any one time since the later of the Effective Date and the date of the then- most recent reduction (if any) in the maximum Securitization Obligations that may be incurred under such Securitization Transaction) Holdings and the Borrowers shall be in compliance with the Loan Documents (including compliance with Section 6.01, determined on a pro forma basis as if such sale, assignment or transfer had occurred at the beginning of the most recent period for testing compliance therewith) and (B) at the time of each such sale, assignment or other transfer pursuant to clause (ii) above (other than any Excluded Transfer) and after giving effect thereto, Holdings and the Subsidiaries would be permitted to incur at least $500,000,000 of additional Senior Debt (other than Securitization Obligations) pursuant to Section 6.01(c) (without in any way limiting the obligations of Holdings and the Borrowers to comply with the other Sections of this Agreement);

          (e) sales and dispositions of assets (including all the stock then held by Holdings and the Subsidiaries of Subsidiaries, sales pursuant to sale and leaseback transactions and asset exchanges of like-kind property), in addition to sales and other dispositions in the ordinary course of business or permitted by clause (d), so long as the net book value of (i) all assets disposed of by Holdings and any Subsidiary (other than any ES Special Purpose Vehicle) in like-kind exchanges in any Fiscal Year does not exceed 5% of the net book value of the consolidated assets of Holdings and its Subsidiaries (excluding ES Special Purpose Vehicles) as of the last day of the preceding Fiscal Year and (ii) all other assets sold or otherwise disposed of by Holdings and any Subsidiary (other than any ES Special Purpose Vehicle) in any Fiscal Year does not exceed 5% of the net book value of the consolidated assets of Holdings and its Subsidiaries (excluding ES Special Purpose Vehicles) as of the last day of the preceding Fiscal Year; and

          (f) any such purchase or other acquisition permitted by Section
     6.10(m).

          SECTION 6.06.  Modification of Certain Documents. Holdings will not
                         ----------------------------------
permit the Certificate or Articles of Incorporation, By-Laws or other organizational documents of Holdings or any Subsidiary, or any Senior Note Document, any Subordinated Note Indenture or any other document evidencing or setting forth the terms applicable to any Subordinated Debt, to be amended or modified in any way which might reasonably be expected to materially adversely affect the interests of the Lenders. The Borrower will not designate any Debt (including the Senior Notes) as "Designated Senior Indebtedness" for purposes of, and as defined in, any Subordinated Note Indenture, except pursuant to
Section 9.14.

          SECTION 6.07.  Transactions with Affiliates. Holdings will not, and
                         -----------------------------
will not permit any Subsidiary to,
enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its other Affiliates (other than Holdings and the Subsidiaries) which is on terms which are less favorable than are obtainable from any Person which is not one of its Affiliates; provided that (a) Holdings
                                                    --------
may enter into transactions with Acquisition Subsidiaries or the QuIPS Trust, and (b) Holdings or any Subsidiary may enter into (i) employment contracts, consulting arrangements, indemnification and reimbursement arrangements, incentive and other compensation arrangements (including benefit plans) and similar arrangements entered into with employees, officers and directors of Holdings or any of the Subsidiaries, in each case in the ordinary course of business, (ii) transactions with any Special Purpose Vehicle in connection with any Securitization Transaction, to the extent permitted by the terms of this Agreement and (iii) transactions permitted under clauses (i) through (v) and
(vii) of the first proviso to Section 6.04 and under 6.10(g).

          SECTION 6.08.  Inconsistent Agreements.  Holdings will not, and will
                         ------------------------
not permit any Subsidiary to, enter into any agreement containing any provision which (a) would be violated or breached by the performance by Holdings or any Subsidiary of any of its obligations hereunder or under any other Loan Document or (b) would prohibit Holdings or any Subsidiary (other than any Excluded Subsidiary (other than an Acquisition Subsidiary)) from granting to the Collateral Agent, for the benefit of the Lenders, a Lien on any of its assets.

          SECTION 6.09.  Business Activities.  Holdings will not, and will not
                         --------------------
permit any Subsidiary (other than the QuIPS Trust and any Special Purpose Vehicle) to, engage in any line of business other than the equipment rental business and businesses reasonably related thereto.

          SECTION 6.10.  Advances and Other Investments. Holdings will not, and
                         -------------------------------
will not permit any Subsidiary to, make, incur, assume or suffer to exist any Investment in any other Person, except (without duplication) the following:

          (a) Investments existing on the Effective Date in Equity Interests of wholly owned Subsidiaries identified in Schedule 3.12;

          (b) Investments in Equity Interests acquired after the Effective Date in transactions permitted as acquisitions of Equity Interests or assets pursuant to Section 6.05;

          (c) in the ordinary course of business, contributions by Holdings to the capital of any of its Subsidiaries, or by any such Subsidiary to the capital of any of its Subsidiaries;

          (d) in the ordinary course of business, Investments by the U.S. Borrower in Holdings or in any Subsidiary or by any Subsidiary in Holdings, the U.S. Borrower or any other Subsidiary, by way of intercompany loans, advances or guaranties, all to the extent permitted by Section 6.02;

          (e) Suretyship Liabilities permitted by Section 6.02;

          (f) good faith deposits made in connection with prospective acquisitions of Equity Interests or assets permitted by Section 6.05;

          (g) loans (and Suretyship Liabilities in respect of loans) to officers and employees not exceeding (i) $1,000,000 in the aggregate to any single individual or (ii) $10,000,000 in the aggregate for all such individuals at any one time outstanding;

          (h) Investments by Holdings or the U.S. Borrower in Subsidiaries (other than Special Purpose Vehicles);

          (i) Investments by Holdings in the QuIPS Trust existing on the Effective Date;

          (j) Cash Equivalent Investments;

          (k) Investments by Holdings or any Subsidiary in any Special Purpose Vehicle; provided that the aggregate amount of all such Investments made in
              --------
     cash shall not exceed $50,000,000;

          (l) purchases or redemptions by Holdings and wholly owned Subsidiaries (other than Excluded Subsidiaries) of minority Equity Interests in Excluded Subsidiaries that are effected pursuant to clause (vi) of the first proviso to Section 6.04;

          (m) Investments in Equity Interests of non-wholly owned Subsidiaries; provided that the amount of such Investments, together with the aggregate
     --------
     amount of any prepayments, purchases, defeasances or redemptions made pursuant to clause (vi) of the first proviso to Section 6.04, does not exceed $250,000,000 in the aggregate since the Effective Date;

          (n) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business; and

          (o) Investments to the extent made with Equity Interests (other than Disqualified Equity Interests) of Holdings; provided that after giving
                                                 --------
     effect to any such Investment, Holdings and the Subsidiaries are in compliance with all covenants set forth in this Article VI (including compliance with Section 6.01 determined on a pro forma basis as if such Investment had occurred at the beginning of the most recent period for testing compliance therewith);

provided that (x) any Investment which when made complies with the requirements
--------
of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and (y) no Investment otherwise permitted by clause (b),
(e), (f), (g) or (k) shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing; and (z) the aggregate amount of Investments by U.S. Loan Parties in Subsidiaries (other than Special Purpose Vehicles) that are not U.S. Loan Parties shall not at any time exceed 20% of the consolidated assets of Holdings and its Subsidiaries.

          SECTION 6.11.  Location of Assets.  Holdings will not permit at any
                         -------------------
time more than 20% of the consolidated assets of Holdings and its Subsidiaries to be owned by Subsidiaries (other than Special Purpose Vehicles) that are not U.S. Loan Parties.

          SECTION 6.12.  QuIPS Documents.  Holdings will not permit any
                         ----------------
amendment to or modification of the QuIPS Debentures, the QuIPS Preferred Securities, either QuIPS Guarantee or the QuIPS Indenture which, in any such case, is adverse to the interests of the Lenders.

          SECTION 6.13.  Securitization Obligations. Holdings will not permit
                         ---------------------------
any Securitization Obligation to be incurred or any sale, assignment or other transfer of assets to be made pursuant to any Securitization Transaction if (and to the extent that) at the time thereof and after giving effect thereto (a) in the case of a Receivables Securitization Transaction, the aggregate amount of accounts receivable, lease receivables and other rights to payment subject to all Receivables Securitization Transactions would exceed $500,000,000 (determined by reference to the outstanding amount thereof at the time); (b) in the case of an Equipment Securitization Transaction (unless the incurrence of such Securitization Obligation or the making of such sale, assignment or other transfer relates solely to (or constitutes only) an Excluded Transfer), Holdings and the Subsidiaries would not be permitted to incur at least $500,000,000 of additional Senior Debt (other than Securitization Obligations) pursuant to Section 6.01(c) (without in any way limiting the obligation of Holdings and the Borrowers to comply with the other Sections of this Agreement); or (c) after giving effect to any such Securitization Transaction, Holdings and the Subsidiaries would not be in compliance with all covenants set forth in this Article VI (including compliance with Section 6.01 (unless the incurrence of such Securitization Obligation or the making of such sale, assignment or other transfer relates solely to (or constitutes only) an Excluded Transfer), determined on a pro forma basis as if such Securitization Transaction had occurred at the beginning of the most recent period for testing compliance therewith).


                                  ARTICLE VII

                               Events of Default
                               -----------------

          If any of the following events ("Events of Default") shall occur:
                                           -----------------

          (a) either Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

          (b) either Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article VII) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five days;

          (c) any representation or warranty made or deemed made by or on behalf of Holdings or any Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

          (d) Holdings or either Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.04 (with respect to the existence of Holdings or either Borrower) or 5.11 or in
     Article VI;

          (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article VII), and such failure shall continue unremedied for a period of 30 days after notice thereof from the applicable Administrative Agent to Holdings (which notice will be given at the request of any Lender);

          (f) Holdings or any Subsidiary (other than a Special Purpose Vehicle) shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Debt (excluding Holdbacks), when and as the same shall become due and payable (subject to the expiration of any applicable grace period); or any failure of payment of the type referred to above shall occur under the terms of any Holdback owed by Holdings or any Subsidiary (other than a Special Purpose Vehicle) that in the aggregate (for all Holdbacks so affected) constitute Material Debt; provided that no amount payable in respect of any Holdback shall be
           --------
     deemed to be in default to the extent that the obligation to pay such amount is being contested by Holdings or the applicable Subsidiary in good faith and by appropriate proceedings and appropriate reserves have been set aside in respect of such amount;

          (g) any event or condition occurs that results in any Material Debt (excluding Holdbacks and other than the Material Debt of a Special Purpose Vehicle) becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Debt (excluding Holdbacks and other than the Material Debt of a Special Purpose Vehicle) or any trustee or agent on its or their behalf to cause any Material Debt (excluding Holdbacks and other than the Material Debt of a Special Purpose Vehicle) to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Debt
               --------
     that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Debt; or any event or condition of the type referred to above shall occur under the terms of any Holdback owed by Holdings or any Subsidiary (other than a Special Purpose Vehicle) that in the aggregate (for all Holdbacks so affected) constitute Material Debt; provided that no amount payable in respect of any Holdback shall be deemed
     --------
     to be in default to the extent that the obligation to pay such amount is being contested by Holdings or the applicable Subsidiary in good faith and by appropriate proceedings and appropriate reserves have been set aside in respect of such amount; or Holdings or any Subsidiary (other than a Special Purpose Vehicle) shall be required to purchase, or any Person shall be entitled (with or without the giving of notice, the lapse of time or both) to require Holdings or any such Subsidiary to purchase, any assets for a purchase price exceeding $15,000,000 previously sold by Holdings or any Subsidiary pursuant to a Securitization Transaction;

          (h) default in the payment when due, or in the performance or observance of, any material obligation of, or condition agreed to by, Holdings or any Subsidiary (other than a Special Purpose Vehicle) with respect to any material purchase or lease of goods or services where such default, singly or in the aggregate with other such defaults might reasonably be expected to have a Material Adverse Effect (except only to the extent that the existence of any such default is being contested by Holdings or such Subsidiary in good faith and by appropriate proceedings and appropriate reserves have been made in respect of such default);

          (i) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of Holdings or any Subsidiary (other than a Special Purpose Vehicle) or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings or any Subsidiary (other than a Special Purpose Vehicle) or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (j) Holdings or any Subsidiary (other than a Special Purpose Vehicle) shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings or any Subsidiary (other than a Special Purpose Vehicle) or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

          (k) Holdings or any Subsidiary (other than a Special Purpose Vehicle) shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

          (l) one or more final judgments for the payment of money in an aggregate amount in excess of $15,000,000 (or its equivalent in any other currency) shall be rendered against Holdings, any of its Subsidiaries (other than a Special Purpose Vehicle) or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Holdings or any Subsidiary (other than a Special Purpose Vehicle) to enforce any such judgment;

          (m) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

          (n) any Security Document or Guarantee Agreement, or any material provision of any Security Document or Guarantee Agreement, shall cease to be in full force or effect (other than pursuant to the terms hereof or thereof or as a result of acts or omissions of the Agents or any Lender) or any Loan Party shall deny or disaffirm in writing such Loan Party's Obligations under any Security Document or Guarantee Agreement;

          (o) any Lien purported to be created under any of the Security Documents shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document and within the time period specified in the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the applicable Loan Documents or (ii) as a result of the applicable Collateral Agent's failure to maintain possession of any stock certificates, promissory notes, certificates of title or other instruments delivered to it under any Loan Document;

          (p) a Change in Control shall occur; or

          (q) any event or condition described in clause (f), (g), (h), (i),
     (j), (k) or (l) occurs with respect to any Subsidiary that is a Special Purpose Vehicle that would constitute an Event of Default under such clause if Special Purpose Vehicles were not excluded therefrom, unless (i) such Special Purpose Vehicle is an "Unrestricted Subsidiary" as defined in the Subordinated Note Indentures and the U.S. Borrower is in compliance with the last paragraph of Section 10.18(a) of the Subordinated Note Indentures (other than any non-compliance solely as a result of the existence of this clause (q)) and (ii) neither Holdings nor any other Subsidiary (other than a Special Purpose Vehicle) is liable for any Material Debt of such Special Purpose Vehicle;

then, and in every such event (other than an event with respect to either Borrower described in clause (i) or (j) of this Article VII), and at any time thereafter during the continuance of such event, the U.S. Administrative Agent may, and at the request of the Required Lenders shall, by notice to the U.S. Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans (including the face amount of B/As and B/A Equivalent Notes) then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and in case of any event with respect to either Borrower described in clause (i) or (j) of this Article VII, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers.


                                 ARTICLE VIII

              The Administrative Agents and the Collateral Agents
              ---------------------------------------------------

          Each of the Lenders and the Issuing Bank hereby irrevocably appoints each Agent as its agent and authorizes each Agent to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Canadian Collateral Agent hereby agrees to act as the fonde de pouvoir (i.e., holder of the power of attorney) of the Canadian Secured
                  ----
Parties to the extent necessary or desirable for the purposes of creating, maintaining or enforcing any security interest created or established or to be created or established under any of the Canadian Security Documents including entering into the Canadian Security Documents and exercising all or any of the rights, powers, trusts or duties conferred upon the Canadian Collateral Agent therein or conferred upon the Canadian Collateral Agent hereunder with respect to such security interest, and each Canadian Secured Party by executing this Credit Agreement accepts the Canadian Collateral Agent as the fonde de pouvoir of such Canadian Secured Party for such purposes.

          Each bank serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Holdings, the Borrowers or any Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.

          The Agents shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Agents shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing,
(b) the Agents shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Agents are required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in
Section 9.02) and (c) except as expressly set forth in the Loan Documents, the Agents shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Holdings, either Borrower or any of the Subsidiaries that is communicated to or obtained by such Agent or any of its Affiliates in any capacity. No Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. No Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Agent by Holdings, either Borrower or a Lender, and no Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.

          Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for either Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          Either Collateral Agent may (and shall at the request of any Loan Party), without the approval of any other Secured Party, (a) release any Collateral under any Security Document which is permitted to be sold or disposed of or otherwise released pursuant to this Agreement and execute and deliver such releases as may be necessary to terminate of record such Collateral Agent's security interest in such Collateral, (b) release any Loan Party from its obligations under the applicable Guarantee Agreement if such Loan Party ceases to be a Subsidiary pursuant to a transaction which is permitted under this Agreement and (c) subordinate the interest of such Collateral Agent in any Collateral to the holder of any Lien on such Collateral which is permitted by clause (d), (h) or (i) of Section 6.03. In determining whether any such release or subordination is permitted under this Agreement, each Collateral Agent (i) may rely, as to factual matters, on a certificate from either Borrower and (ii) may (but shall not be obligated to) seek (and, if obtained, rely upon) instructions from the Required Lenders. In addition, the Collateral Agents may release all Collateral upon receipt of written notice from the Administrative Agents that all obligations of the Loan Parties hereunder and under the other Loan Documents have been paid in full (other than contingent obligations (A) in respect of Letters of Credit which have been cash collateralized or otherwise provided for to the satisfaction of the Issuing Bank and (B) arising under provisions of this Agreement which by their terms survive termination hereof) and all Commitments have been terminated.

          Each Agent may perform any of and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Agent. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent.

          Any Agent may resign at any time upon 30 days' notice to the Lenders, the Issuing Bank and the Borrowers. Upon any such resignation, the Required Lenders shall, with (so long as no Default exists) the consent of the U.S.

Borrower (which consent shall not be unreasonably withheld or delayed), have the right to appoint a successor; provided that, in the case of the resignation of
                              --------
the Canadian Administrative Agent or the Canadian Collateral Agent, Lenders holding a majority of the C $ Revolving Loans shall, with (so long as no Default exists) the consent of the Canadian Borrower (which consent shall not be unreasonably withheld or delayed), have such right. If no successor shall have been so appointed by the Required Lenders (or the C $ Revolving Lenders, in the case of the Canadian Administrative Agent or the Canadian Collateral Agent) and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank having a combined capital and surplus of at least $500,000,000 (or in the case of a successor to the Canadian Administrative Agent or the Canadian Collateral Agent, a Canadian bank with an office in Toronto having a combined capital and surplus of at least $500,000,000). Upon the acceptance of its appointment as an Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the applicable Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the applicable Borrower and such successor. After the applicable Agent's resignation hereunder, the provisions of this Article VIII and Section 9.03 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as an Agent. If no successor Agent has accepted appointment as the applicable Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders (or, in the case of the Canadian Administrative Agent and the Canadian Collateral Agent, the C $ Revolving Lenders) shall perform all of the duties of such Agent hereunder until such time, if any, as the Required Lenders appoint a successor Agent as provided for above.

          Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.


                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

          SECTION 9.01.  Notices.  Except in the case of notices and other
                         --------
communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to Holdings, the U.S. Borrower or the Canadian Borrower, to it at c/o United Rentals, Inc., Five Greenwich Office Park, Greenwich, CT 06830, Attention of Chief Financial Officer (Telecopy No. (203) 622-6080);

          (b) if to the U.S. Administrative Agent, to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Roy Castromonte (Telecopy No. (212) 552-
     5662), with a copy to The Chase Manhattan Bank, 270 Park Avenue, 47th Floor, New York, New York 10017, Attention of Randolph E. Cates (Telecopy No. (212) 270-6041);

          (c) if to either Collateral Agent, to Bank of America, N.A., Agency Management, 231 South LaSalle Street, Chicago, Illinois 60697, Attention of Kristine D. Hyde (Telecopy No. (312) 974-9102);

          (d) if to the Canadian Administrative Agent, to The Chase Manhattan Bank of Canada, 1 First Canadian Place, 100 King Street West, Suite 6900, Toronto Ontario, Canada M5X 1A4, and with respect to any funding and/or repayment-related notice, Attention of Funding Officer (Telecopy No. (416) 216-4162), and with respect to any other notice, Attention of Vice President, Portfolio Management (Telecopy No. (416) 216-4161);

          (e) if to the Issuing Bank, to The Chase Manhattan Bank, 55 Water Street, 17th Floor, Room 1708, New York, New York 10041, Attention of Standby LC Department (Telecopy No. (212) 718-242-6501);

          (f) if to the Swingline Lender, to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Maggie Swales (Telecopy No. (212) 552-5662); and

          (g) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 9.02.  Waivers; Amendments.  (a)  No failure or delay by any
                         --------------------
Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of any Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph
(b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

          (b) Except as provided in Section 2.20 with respect to an Incremental Facility Amendment or Section 2.24 with respect to an increase in the C $ Revolving Commitments, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by Holdings, the Borrowers and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the applicable Agent, and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i)
                                 --------
increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.18(b) or (c) or 2.11(e) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section 9.02(b) or the definition of "Required Lenders", "Majority Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (vi) release any Loan Party from its guarantee under the applicable Guarantee Agreement (except as expressly provided therein) or release the U.S. Borrower from its Guaranty set forth in Article XI, or limit such Loan Party's or the U.S. Borrower's liability in respect of such Guarantee Agreement or Guaranty, as the case may be, without the written consent of each Lender, (vii) release all or substantially all of the Collateral from the Liens of the Security Documents (except as expressly provided therein), without the written consent of each Lender, (viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each affected Class, or (ix) change Section 2.10(c), or change Section 2.11(c) in a manner that would alter the order of the application of the payments contemplated by the second sentence thereof, without the written consent of Lenders holding a majority in interest of Term Loans; provided, further, that (A) no such agreement
                        --------  -------
shall amend, modify or otherwise affect the rights or duties of the Administrative Agents, the Issuing Bank or the Swingline Lender without the prior written consent of the applicable Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be, and (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the U.S. $ Revolving Lenders (but not the Term Loan Lenders, the Incremental Term Lenders, the C $ Revolving Lenders and the Additional Revolving Lenders), the C $ Revolving Lenders and Additional Revolving Lenders (including any change in the identity of the Canadian Borrower)(but not the U.S. $ Revolving Lenders, the Term Loan Lenders and the Incremental Term Lenders), the Term Loan Lenders (but not the Revolving Lenders, the Additional Revolving Lenders, the C $ Revolving Lenders or the Incremental Term Lenders) or the Incremental Term Lenders (but not the Revolving Lenders, the Additional Revolving Lenders, the C $ Revolving Lenders or the Term Loan Lenders) may be effected by an agreement or agreements in writing entered into by Holdings, the Borrowers and the requisite percentage in interest of the affected Class of Lenders. Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by Holdings, the Borrowers, the Required Lenders and each Agent (and, if their rights or obligations are affected thereby, the Issuing Bank and the Swingline Lender) if
(i) by the terms of such agreement the Commitment of each Lender not consenting to the amendment provided for therein shall terminate (but such Lender shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03) upon the effectiveness of such amendment and (ii) at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement and is released from its obligations hereunder. In connection with any proposed amendment, modification, waiver or termination (a "Proposed Change") requiring
                                                   ---------------
the consent of all affected Lenders, if the consent of the Required Lenders to such Proposed Change is obtained, but the consent to such Proposed Change of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this Section 9.02(b) being referred to as a "Non-Consenting Lender"), then, so long as the Lender that is acting as the
      ---------------------
U.S. Administrative Agent is not a Non-Consenting Lender, at the Borrower's request, the U.S. Administrative Agent or another assignee that is acceptable to the U.S. Administrative Agent shall have the right with the U.S. Administrative Agent's consent and in the U.S. Administrative Agent's sole discretion (but shall have no obligation) to purchase from such Non-Consenting Lender, and such Non-Consenting Lender agrees that it shall, upon the U.S. Administrative Agent's request, sell and assign to the Lender that is acting as the Administrative Agent or such other assignee, all of the Commitments, Term Loans and Revolving Exposures of such Non-Consenting Lender for an amount equal to the principal balance of all Term Loans and Revolving Loans (and funded participations in Swingline Loans and unreimbursed LC Disbursements) held by the Non-Consenting Lender and all accrued interest and fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment and Acceptance in accordance with Section 9.04(b).

          SECTION 9.03.  Expenses; Indemnity; Damage Waiver. (a)  The Borrowers
                         -----------------------------------
shall pay (i) all reasonable out-of-pocket expenses incurred by each Agent and its Affiliates, including the reasonable fees, charges and disbursements of one counsel in each relevant jurisdiction (unless the U.S. Borrower consents to more than one counsel) for each of (A) the Administrative Agents and (B) the Collateral Agents, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by any Agent, the Issuing Bank or any Lender, including the reasonable fees, charges and disbursements of counsel for each Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section 9.03, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

          (b) The Borrowers shall indemnify the Agents, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless
                        ----------
from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by Holdings or any Subsidiary, or any Environmental Liability related in any way to Holdings or any Subsidiary, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such
                                                         --------
indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

          (c) To the extent that either Borrower fails to pay any amount required to be paid by it to any Agent, the Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this Section 9.03, each Lender severally agrees to pay to such Agent, the Issuing Bank or the Swingline Lender, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage,
--------
liability or related expense, as the case may be, was incurred by or asserted against such Agent, the Issuing Bank or the Swingline Lender in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time.

          (d) To the extent permitted by applicable law, neither Holdings nor the Borrowers shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

          (e) All amounts due under this Section shall be payable promptly after written demand therefor.

          (f) Notwithstanding the foregoing, the Canadian Borrower shall not have any liability pursuant to this Section 9.03 other than to the Canadian Administrative Agent, the Canadian Collateral Agent and the C $ Revolving Lenders (and assignees thereof pursuant to Section 9.04 or 10.01)

          SECTION 9.04.  Successors and Assigns.  (a)  The provisions of this
                         -----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that neither Holdings nor the Borrowers may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by Holdings or either Borrower without such consent shall be null and void)(except as contemplated by the second parenthetical in clause (B) of the second proviso to Section 9.02(b)). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i)
                                                          --------
except in the case of an assignment to a Lender or a Lender Affiliate of any Lender, each of the U.S. Borrower and, if applicable, the Canadian Borrower, and either the U.S. Administrative Agent or the Canadian Administrative Agent (and, in the case of an assignment of all or a portion of a U.S. $ Revolving Commitment or any Lender's obligations in respect of its LC Exposure or Swingline Exposure, the Issuing Bank and the Swingline Lender) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), (ii) except in the case of an assignment to a Lender or a Lender Affiliate of any Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the

Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than (A) $1,000,000, in the case of an assignment of Term Loans or Term Loan Commitments, or (B) $5,000,000, in the case of an assignment of Revolving Loans or Revolving Commitments, in each case unless each of the U.S. Borrower and the U.S. Administrative Agent, or the Canadian Borrower and the Canadian Administrative Agent, as applicable, otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that, subject to clause (vi), this clause (iii) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans, (iv) the parties to each assignment shall execute and deliver to the applicable Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, (v) the assignee, if it shall not be a Lender, shall deliver to the applicable Administrative Agent an Administrative Questionnaire and (vi) each assignment by a C $ Revolving Lender (or, in the case of a C $ Revolving Lender that is not a Canadian
Schedule I chartered bank, its Designated U.S. Affiliate) shall be (A) to an assignee that is able to comply with the reallocation mechanism set forth in
Section 2.23 after giving effect to such assignment, (B) to an assignee that agrees to make (individually or together with a U.S. Affiliate) C $ Revolving Loans and Additional Revolving Loans as required pursuant to Section 2.23 (and, if such assignee is not a Canadian Schedule I chartered bank, such assignee must designate in the applicable Assignment and Acceptance a U.S. Affiliate for purposes of making Additional Revolving Loans) and (C) comprised of all or a pro rata portion of such Lender's C $ Revolving Commitments and Additional Revolving Commitments; provided, further, that any consent of the Borrowers otherwise
             --------  -------
required under this paragraph shall not be required if an Event of Default under
Article VII has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

          (c) Each of the U.S. Administrative Agent and the Canadian Administrative Agent, acting for this purpose as an agent of the applicable Borrower, shall maintain at its address referred to in Section 9.01 a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (each, a "Register"). The
                                                         --------
entries in a Register shall be conclusive, and Holdings, the Borrowers, the Administrative Agents, the Issuing Bank and the Lenders may treat each Person whose name is recorded in a Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. Each Register shall be available for inspection by the Borrowers, the Collateral Agents, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section 9.04 and any written consent to such assignment required by paragraph (b) of this Section 9.04, the applicable Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (e) Any Lender may, without notice to or the consent of any party, sell participations to one or more banks or other entities (a "Participant") in
                                                               -----------
all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain
--------
unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Holdings, the Borrowers, the Administrative Agents, the Issuing Bank, the Swingline Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that
                                                               --------
such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to
Section 2.18(c) as though it were a Lender.

          (f) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the applicable Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of
Section 2.17 unless the applicable Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of such Borrower, to comply with Section 2.17(e) and Section 2.17(f) as though it were a Lender.

          (g) In the event that S&P or Moody's shall, after the date that any Lender becomes a Revolving Lender, downgrade the long-term certificate of deposit ratings of such Revolving Lender, and the resulting ratings shall be BBB+ or lower, in the case of S&P, or Baa1 or lower, in the case of Moody's, then the Issuing Bank shall have the right, but not the obligation, at its own expense, upon notice to such Lender and the U.S. Administrative Agent, to replace (or to request the U.S. Borrower to use its reasonable efforts to replace) such Lender with an assignee (in accordance with and subject to the restrictions contained in paragraph (b) above), and such Lender hereby agrees to transfer and assign without representation, warranty or recourse (in accordance with and subject to the restrictions contained in paragraph (b) above) all its interests, rights and obligations in respect of its Revolving Commitment to such assignee; provided, however, that (i) no such
                                       --------  -------
assignment shall conflict with any law, rule and regulation or order of any Governmental Authority and (ii) the Issuing Bank or such assignee, as the case may be, shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Revolving Loans made by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder (in its capacity as a Revolving Lender).

          (h) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of
                                   --------
a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          (i)  Notwithstanding anything to the contrary contained in this
Section 9.04, any Lender (a "Granting Lender") may grant to a special purpose
                             ---------------
funding vehicle (an "SPV"), identified as such in writing from time to time by
                     ---
the Granting Lender to each Agent and the Borrowers, the option to provide to the Borrowers all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrowers pursuant to this Agreement;

provided that (i) nothing herein shall constitute a commitment by any SPV to
--------
make any Loan and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior Debt of any SPV, it will not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States of America or any State thereof. In addition, notwithstanding anything to the contrary in this Section 9.04, any SPV may (i) with notice to, but without the prior written consent of, the Borrowers or any Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrowers and each Agent) providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV. As this Section 9.04(h) applies to any particular SPV, this Section may not be amended without the written consent of such SPV.

          SECTION 9.05.  Survival.  All covenants, agreements, representations
                         ---------
and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

          SECTION 9.06.  Counterparts; Integration; Effectiveness.  This
                         -----------------------------------------
Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to any Agents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agents and when the U.S. Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 9.07.  Severability.  Any provision of this Agreement held to
                         -------------
be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 9.08.  Right of Setoff.  If an Event of Default shall have
                         ----------------
occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the applicable Borrower against any of and all the obligations of such Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. Notwithstanding anything to the contrary contained in any of the Loan Documents, no proceeds of the exercise of any such lien, setoff or similar right against the Canadian Borrower or its subsidiaries shall be applied to the payment of any amounts other than amounts owing by the Canadian Borrower hereunder in respect of C $ Revolving Borrowings.

          SECTION 9.09.  Governing Law; Jurisdiction; Consent to Service of
                         --------------------------------------------------
Process.  (a)  This Agreement shall be construed in accordance with and governed
--------
by the law of the State of New York.

          (b) Each of Holdings and the Borrowers hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Agents, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Holdings, the Borrowers or their properties in the courts of any jurisdiction.

          (c) Each of Holdings and the Borrowers hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this
Section 9.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 9.10.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES,
                         ---------------------
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF

OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 9.11.  Headings.  Article and Section headings and the Table
                         ---------
of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 9.12.  Confidentiality.  Each of the Agents, the Issuing Bank
                         ----------------
and the Lenders agrees to maintain the confidentiality of the Information (as defined below) and use the information only in connection with the administration of this Agreement and the other Loan Documents or in connection with any other extension of credit or proposed extension of credit to Holdings or a Subsidiary by the Agents, the Issuing Bank or the Lenders, as applicable, except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors in connection with the administration of this Agreement and the other Loan Documents, and to any direct or indirect contractual counterparty in swap agreements or to such contractual counterparty's professional advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority or by the National Association of Insurance Commissioners, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 9.12, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of Holdings, (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the

Agents, the Issuing Bank or any Lender on a nonconfidential basis from a source other than Holdings or the Borrowers or (i) on a confidential basis, to any rating agency for purposes of obtaining a rating of a Lender or its obligations. For the purposes of this Section, "Information" means all information received
                                   -----------
from Holdings or the Borrowers relating to Holdings or either Borrower or its business, other than any such information that is available to the Agents, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by Holdings or the Borrowers; provided that, in the case of information received
                           --------
from Holdings or the Borrowers after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 9.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

          SECTION 9.13.  Interest Rate Limitation. Notwithstanding anything
                         -------------------------
herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively, the "Charges"), shall exceed
                                                      -------
the maximum lawful rate (the "Maximum Rate") which may be contracted for,
                              ------------
charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate (or, in the case of amounts owed to C $ Revolving Lenders, the Canadian Prime Rate) to the date of repayment, shall have been received by such Lender.

          SECTION 9.14.  Designated Senior Indebtedness. The U.S. Borrower
                         ------------------------------
hereby designates the Loans and all other Obligations of the U.S. Borrower hereunder and under the other Loan Documents as "Designated Senior Indebtedness" for purposes of, and as defined in, each Subordinated Note Indenture.

          SECTION 9.15.  Judgment Currency.  (a)  The Borrowers' obligations
                         ------------------
hereunder and under the other Loan Documents to make payments in Dollars or in Canadian Dollars (the "Obligation Currency") shall not be discharged or
                       -------------------
satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agents, the Collateral Agents or a Lender of the full amount of the Obligation Currency expressed to be payable to such Administrative Agent, Collateral Agent or Lender under this Agreement or the other Loan Documents. If, for the purpose of obtaining or enforcing judgment against either of the Borrowers or any other Loan Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment
                                                                    --------
Currency") an amount due in the Obligation Currency, the conversion shall be
--------
made, at the Dollar Equivalent of such amount, in the case of any Canadian Dollars, and, in the case of other currencies, the rate of exchange (as quoted by the U.S. Administrative Agent or, if the U.S. Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the U.S. Administrative Agent) determined, in each case, as of the date immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").
                                          ---------------------------------

          (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Borrowers covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

          (c) For purposes of determining the Dollar Equivalent or rate of exchange for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

          SECTION 9.16.  Limitation on Liability. Notwithstanding anything to
                         ------------------------
the contrary in this Agreement, the Canadian Borrower shall not have any liability to any party with respect to any representation or warranty made pursuant hereto or the breach of any covenant set forth herein other than to the Canadian Administrative Agent, the Canadian Collateral Agent and the C $ Revolving Lenders (and assignees thereof pursuant to Section 9.04 or Section 10.01).

                                   ARTICLE X

                        Collection Allocation Mechanism
                        -------------------------------

          SECTION 10.01.  Implementation of CAM.  (a)  On the CAM Exchange Date,
                          ----------------------
(i) the Commitments shall automatically and without further act be terminated as provided in Article VII, (ii) each U.S. $ Revolving Lender shall immediately be deemed to have acquired (and shall promptly make payment therefor to the U.S. Administrative Agent in accordance with Section 2.04(c)) participations in the Swingline Loans in an amount equal to such U.S. $ Revolving Lender's Applicable Percentage of each Swingline Loan outstanding on such date and (iii) the Lenders shall automatically and without further act (and without regard to the provisions of Section 9.04) be deemed to have exchanged interests in the Credit Facilities such that in lieu of the interest of each Lender in each Credit Facility in which it shall participate as of such date (including such Lender's interest in the Designated Obligations of each Loan Party in respect of each such Credit Facility), such Lender shall hold an interest in every one of the Credit Facilities (including the Designated Obligations (including Swingline Exposure) of each Loan Party in respect of each such Credit Facility and each LC Reserve Account established pursuant to Section 10.02 below), whether or not such Lender shall previously have participated therein, equal to such Lender's CAM Percentage thereof. Each Lender and each Loan Party hereby consents and agrees to the CAM Exchange, and each Lender agrees that the CAM Exchange shall be binding upon its successors and assigns and any Person that acquires a participation in its interests in any Credit Facility. Each Loan Party agrees from time to time to execute and deliver to the U.S. Administrative Agent all such notes and other instruments and documents as the U.S. Administrative Agent shall reasonably request to evidence and confirm the respective interests of the Lenders after giving effect to the CAM Exchange, and each Lender agrees to surrender any notes originally received by it in connection with its Loans hereunder to the U.S. Administrative Agent against delivery of new notes evidencing its interests in the Credit Facilities; provided, however, that the
                                                   --------  -------
failure of any Loan Party to execute or deliver or of any Lender to accept any such note, instrument or document shall not affect the validity or effectiveness of the CAM Exchange.

          (b) As a result of the CAM Exchange, upon and after the CAM Exchange Date, each payment received by the Administrative Agents or the Collateral Agents pursuant to any Loan Document in respect of the Designated Obligations, and each distribution made by the Collateral Agents pursuant to any Security Documents in respect of the Designated Obligations, shall be distributed to the Lenders pro rata in accordance with their respective CAM Percentages. Any direct payment received by a Lender upon or after the CAM Exchange Date, including by way of setoff, in respect of a Designated Obligation shall be paid over to the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, for distribution to the Lenders in accordance herewith.

          SECTION 10.02.  Letters of Credit.  (a)  In the event that on the CAM
                          ------------------
Exchange Date any Letter of Credit shall be outstanding and undrawn in whole or in part, or any amount drawn under a Letter of Credit shall not have been reimbursed either by the U.S. Borrower, or with the proceeds of a U.S. $ Revolving Borrowing, each U.S. $ Revolving Lender shall promptly pay over to the U.S. Administrative Agent, in immediately available funds, an amount equal to such U.S. $ Revolving Lender's Applicable Percentage (as notified to such Lender by the U.S. Administrative Agent) of such Letter of Credit undrawn face amount or (to the extent it has not already done so) such Letter of Credit unreimbursed drawing, together with interest thereon from the CAM Exchange Date to the date on which such amount shall be paid to the U.S. Administrative Agent at the rate that would be applicable at the time to an ABR U.S. $ Revolving Loan in a principal amount equal to such amount, as the case may be. The U.S. Administrative Agent shall establish a separate account or accounts for each Lender (each, an "LC Reserve Account") for the amounts received with respect to
                  ------------------
each such Letter of Credit pursuant to the preceding sentence. The U.S. Administrative Agent shall deposit in each Lender's LC Reserve Account such Lender's CAM Percentage of the amounts received from the U.S. $ Revolving Lenders as provided above. The U.S. Administrative Agent shall have sole dominion and control over each LC Reserve Account, and the amounts deposited in each LC Reserve Account shall be held in such LC Reserve Account until withdrawn as provided in paragraph (b), (c), (d) or (e) below. The U.S. Administrative Agent shall maintain records enabling it to determine the amounts paid over to it and deposited in the LC Reserve Accounts in respect of each Letter of Credit and the amounts on deposit in respect of each Letter of Credit attributable to each Lender's CAM Percentage. The amounts held in each Lender's LC Reserve Account shall be held as a reserve against the LC Exposure, shall be the property of such Lender, shall not constitute Loans to or give rise to any claim of or against any Loan Party and shall not give rise to any obligation on the part of any Borrower to pay interest to such Lender, it being agreed that the reimbursement obligations in respect of Letters of Credit shall arise only at such times as drawings are made thereunder, as provided in Section 2.05.

          (b) In the event that after the CAM Exchange Date any drawing shall be made in respect of a Letter of Credit, the U.S. Administrative Agent shall, at the request of the Issuing Bank, withdraw from the LC Reserve Account of each Lender any amounts, up to the amount of such Lender's CAM Percentage of such drawing, deposited in respect of such Letter of Credit and remaining on deposit and deliver such amounts to the Issuing Bank, as applicable, in satisfaction of the reimbursement obligations of the U.S. $ Revolving Lenders under Section 2.05(e) (but not of the U.S. Borrower under Section 2.05(f)). In the event any U.S. $ Revolving Lender shall default on its obligation to pay over any amount to the U.S. Administrative Agent in respect of any Letter of Credit as provided in this Section 10.02, the applicable Issuing Bank shall, in the event of a drawing thereunder, have a claim against such U.S. $ Revolving Lender to the same extent as if such Lender had defaulted on its obligations under Section 2.05(e), but shall have no claim against any other Lender in respect of such defaulted amount, notwithstanding the exchange of interests in the U.S. Borrower's reimbursement obligations pursuant to Section 10.01. Each other Lender shall have a claim against such defaulting U.S. $ Revolving Lender for any damages sustained by it as a result of such default, including, in the event such Letter of Credit shall expire undrawn, its CAM Percentage of the defaulted amount.

          (c) In the event that after the CAM Exchange Date any Letter of Credit shall expire undrawn, the U.S. Administrative Agent shall withdraw from the LC Reserve Account of each Lender the amount remaining on deposit therein in respect of such Letter of Credit and distribute such amount to such Lender.

          (d) With the prior written approval of the U.S. Administrative Agent and the applicable Issuing Bank (not to be unreasonably withheld), any Lender may withdraw the amount held in its LC Reserve Account in respect of the undrawn amount of any Letter of Credit. Any Lender making such a withdrawal shall be unconditionally obligated, in the event there shall subsequently be a drawing under such Letter of Credit, to pay over to the U.S. Administrative Agent, for the account of the Issuing Bank, on demand, its CAM Percentage of such drawing.

          (e) Pending the withdrawal by any Lender of any amounts from its LC Reserve Account as contemplated by the above paragraphs, the U.S. Administrative Agent will, at the direction of such Lender and subject to such rules as the U.S. Administrative Agent may prescribe for the avoidance of inconvenience, invest such amounts in Cash Equivalent Investments. Each Lender that has not withdrawn its CAM Percentage of amounts in its LC Reserve Account as provided in paragraph (d) above shall have the right, at intervals reasonably specified by the U.S. Administrative Agent, to withdraw the earnings on investments so made by the U.S. Administrative Agent with amounts in its LC Reserve Account and to retain such earnings for its own account.

          SECTION 10.03.  Conversion.  In the event the CAM Exchange Date shall
                          -----------
occur, Obligations owed by the Loan Parties denominated in Canadian Dollars shall, automatically and with no further act required, be converted to obligations of the same Loan Parties denominated in Dollars. Such conversion shall be effected based upon the Spot Exchange Rate in effect with respect to Canadian Dollars on the CAM Exchange Date. On and after any such conversion, all amounts accruing and owed to any Lender in respect of its Obligations shall accrue and be payable in Dollars at the rates otherwise applicable hereunder (and, in the case of interest on Loans, at the default rate applicable to ABR Loans hereunder). Notwithstanding the foregoing provisions of this Section 10.03, any Lender may, by notice to the U.S. Borrower and the U.S. Administrative Agent prior to the CAM Exchange Date, elect not to have the provisions of this Section 10.03 apply with respect to all Obligations owed to such Lender immediately following the CAM Exchange Date, and, if such notice is given, all Obligations owed to such Lender immediately following the CAM Exchange Date shall remain designated in Canadian Dollars.


                                  ARTICLE XI

                         Guaranty by the U.S. Borrower
                         -----------------------------

          SECTION 11.01.  Guaranty.  The U.S. Borrower hereby absolutely,
                          ---------
unconditionally and irrevocably guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Loan made to and each promissory note issued by the Canadian Borrower, and the full and punctual payment of all other amounts payable by the Canadian Borrower under this Agreement. Upon failure by the Canadian Borrower to pay punctually any such amount, the U.S. Borrower shall forthwith on demand pay the amount not so paid at the place, in the currency and in the manner specified in this Agreement. In addition (and without limiting the foregoing), upon any Loan to the Canadian Borrower being declared or otherwise becoming immediately due and payable pursuant to Article VII, the U.S. Borrower shall forthwith on demand pay all amounts payable in respect of such Loan at the place, in the currency and in the manner specified in this Agreement.

          SECTION 11.02.  Guaranty Unconditional.  The obligations of the U.S.
                          -----------------------
Borrower under this Section shall be absolute, unconditional and irrevocable and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Canadian Borrower under this Agreement or any promissory note issued hereunder, by operation of law or otherwise;

          (b) any modification or amendment of or supplement to this Agreement or any promissory note issued hereunder;

          (c) any release, impairment, non-perfection or invalidity of any other guaranty or of any direct or indirect security for any obligation of the Canadian Borrower under this Agreement or any promissory note issued hereunder;

          (d) any change in the corporate existence, structure or ownership of the Canadian Borrower or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Canadian Borrower or the Canadian Borrower's assets or any resulting release or discharge of any obligation of the Canadian Borrower contained in this Agreement or any promissory note issued hereunder;

          (e) the existence of any claim, set-off or other right which the U.S. Borrower may have at any time against the Canadian Borrower, any Agent, any Lender or any other Person, whether in connection herewith or any unrelated transaction; provided that nothing herein
                  --------
     shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

          (f) any invalidity or unenforceability relating to or against the Canadian Borrower for any reason of this Agreement or any promissory note issued hereunder, or any provision of applicable law or regulation purporting to prohibit the payment by the Canadian Borrower of the principal of or interest on any Loan or promissory note issued hereunder or any other amount payable by the Canadian Borrower under this Agreement; or

          (g) any other act or omission to act or delay of any kind by the Canadian Borrower, any Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Canadian Borrower's obligations hereunder.

          SECTION 11.03.  Discharge only upon Payment in Full: Reinstatement in
                          -----------------------------------------------------
Certain Circumstances.  The U.S. Borrower's obligations as guarantor hereunder
----------------------
shall remain in full force and effect until the Commitments shall have terminated and all obligations of the Canadian Borrower under this Agreement and each promissory note issued hereunder shall have been paid in full. If at any time any payment of principal, interest or any other amount payable by the Canadian Borrower under this Agreement or any promissory note issued hereunder is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Canadian Borrower or otherwise, the Canadian Borrower's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

          SECTION 11.04.  Waiver by the U.S. Borrower.  The U.S. Borrower
                          ----------------------------
irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Canadian Borrower or any other Person.

          SECTION 11.05.  Subrogation.  Notwithstanding any payment made by or
                          ------------
for the account of the Canadian Borrower pursuant to this Section, the U.S. Borrower shall not be subrogated to any right of any Agent or any Lender until such time as the Agents and the Lenders shall have received final payment in cash of the full amount of all obligations of the Canadian Borrower hereunder.

          SECTION 11.06.  Stay of Acceleration.  If acceleration of the time for
                          ---------------------
payment of any amount payable by the Canadian Borrower under this Agreement or any promissory note issued hereunder is stayed upon the insolvency, bankruptcy or reorganization of the Canadian Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the U.S. Borrower hereunder forthwith on demand by the U.S. Administrative Agent made at the request of the Required Lenders.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                        UNITED RENTALS, INC.,

                                           by
                                             _________________________
                                             Name:
                                             Title:


                                        UNITED RENTALS (NORTH AMERICA), INC.,

                                           by
                                             _________________________
                                             Name:
                                             Title:


                                        UNITED RENTALS OF CANADA, INC.,

                                           by
                                             _________________________
                                             Name:
                                             Title:


                                        THE CHASE MANHATTAN BANK,
                                        individually and as
                                        U.S. Administrative Agent,

                                           by
                                             _________________________
                                             Name:
                                             Title:


                                        BANK OF AMERICA, N.A., individually
                                        and as U.S. Collateral Agent,

                                           by
                                             _________________________
                                             Name:
                                             Title:

                                            THE CHASE MANHATTAN BANK OF CANADA,
                                            individually and as Canadian
                                            Administrative Agent,


                                               by
                                                 _________________________
                                                 Name:
                                                 Title:

                                               BANK OF AMERICA CANADA,
                                               individually and as Canadian
                                               Collateral Agent,


                                                  by
                                                    _________________________
                                                    Name:
                                                    Title:

                                              CREDIT SUISSE FIRST BOSTON,
                                              individually and as Documentation
                                              Agent,


                                                 by
                                                   _________________________
                                                   Name:
                                                   Title:

                                                 by
                                                   _________________________
                                                   Name:
                                                   Title:

                                              FLEET NATIONAL BANK,
                                              individually and as Documentation
                                              Agent,


                                                 by
                                                   _________________________
                                                   Name:
                                                   Title:

                                              CITICORP NORTH AMERICA, INC.,
                                              individually and as Documentation
                                              Agent,


                                                 by
                                                   _________________________
                                                   Name:
                                                   Title:

                                              Name of Institution:


                                              ______________________________

                                              by

                                              ______________________________

                                              Name:

                                              Title:

                                                                       EXHIBIT A

                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE

                  Reference is made to Amended and Restated Credit Agreement dated as of April 20, 2001 (as amended and in effect from time to time, the "Credit Agreement"), among United Rentals, Inc. ("Holdings"), United Rentals
 ----------------                                 --------
(North America), Inc. (the "U.S. Borrower"), United Rentals of Canada, Inc., the
                            ------------
 Lenders party thereto, The Chase Manhattan Bank, as U.S. administrative agent (the "U.S. Administrative Agent") and The Chase Manhattan Bank of Canada, a
      --------------------------
Canadian chartered bank, as Canadian Administrative Agent (the "Canadian
                                                                --------
Administrative Agent").  Each term used but not defined herein has the meaning
--------------------
assigned to such term in the Credit Agreement.

                  1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth on the reverse hereof, the interests set forth on the reverse hereof (the "Assigned Interest")
                                                            -----------------
in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the percentages and amounts set forth on the reverse hereof of (a) the Commitments of the Assignor on the Effective Date, (b) the Loans owing to the Assignor that are outstanding on the Effective Date and (c) participations in Letters of Credit acquired from the Issuing Bank that are outstanding on the Effective Date. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 9.04(b) of the Credit Agreement, a copy of which has been received by each such party. The Assignor represents and warrants that the Assignor has legal and beneficial ownership of the Assigned Interest assigned by it hereunder and that such Assigned Interest has not been sold or transferred and is not subject to any participating interest, lien or encumbrance (except for participating interests, liens or encumbrances that will terminate upon the assignment provided for herein). From and after the Effective Date, (a) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and (b) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement (and in the event that this Assignment and Acceptance covers all or the remaining portion of the Assignor's rights and obligations under the Credit Agreement, the Assignor shall cease to be a party thereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03 thereof, as well as to any fees accrued for its account and not yet paid).

                  2. This Assignment and Acceptance is being delivered to the U.S. Administrative Agent and, if this Assignment and Acceptance is in respect of C $ Revolving Credit Commitments or C $ Revolving Credit Loans, the Canadian Administrative Agent, together with (a) if the Assignee is organized under the laws of a jurisdiction outside the United States, the applicable forms specified in Section 2.17(e) of the Credit Agreement, duly completed and executed by such Assignee and (b) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire.

                  3. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment:


                                                                    Percentage Assigned of facility and
                                                                    Commitment thereunder (set forth, to
                                                                    at least eight decimals, as a
                                                                    percentage of the facility and the
                                           Principal Amount         aggregate Commitments of
         Commitment                           Assigned              all Lenders thereunder)
---------------------------               -------------------       -------------------------------------
Term Loans-                                                                           %

Term Loan Commitments-                                                                %

Revolving Loans:
 U.S. $ Revolving Loans-                                                              %

 Additional Revolving Loans-                                                          %

 C $ Revolving Loans-                                                                 %

Revolving Commitments:

 U.S. $ Revolving -                                                                   %
   Commitments

 Additional Revolving                                                                 %
   Commitments-

 C $ Revolving Commitments-                                                           %

[L/C Disbursements-                                                                   %

Letters of Credit-                                                                    %

Letter of Credit Commitments-                                                         %

Participations in Swingline                                                           %
  Loans-]

The terms set forth above are hereby agreed to:

                                    As Assignee,
------------------------------------

By:
    --------------------------------

Name:
      ------------------------------

Title:
       -----------------------------


                                     As Assignor,
-------------------------------------

By:
    --------------------------------

Name:
      ------------------------------

Title:
       -----------------------------

                                               [Consented to by:

                                               UNITED RENTALS, INC.,

                                               By:
                                                   -----------------------------

                                               Name:
                                                     ---------------------------

                                               Title:
                                                      --------------------------


                                               UNITED RENTALS (NORTH AMERICA),
                                               INC.,

                                               By:
                                                   -----------------------------

                                               Name:
                                                     ---------------------------

                                               Title:
                                                      --------------------------


                                               [UNITED RENTALS OF CANADA, INC.,

                                               By:
                                                   -----------------------------

                                               Name:
                                                     ---------------------------

                                               Title:                        ]1/
                                                      --------------------------


                                               THE CHASE MANHATTAN BANK, as U.S.
                                               Administrative Agent,

                                               By:
                                                   -----------------------------

                                               Name:
                                                     ---------------------------

                                               Title:
                                                      --------------------------


                                               [THE CHASE MANHATTAN BANK OF
                                               CANADA, as Canadian
                                               Administrative Agent,

                                               By:
                                                   -----------------------------

                                               Name:
                                                     ---------------------------

                                               Title:                     ]1/]2/
                                                      --------------------------

-----------------------
     1/To be completed only if C $ Revolving Loans or C $ Revolving Commitments are being assigned.

     2/To be completed only if consents are required under Section 9.04(b) of the Credit Agreement.

                                                                       EXHIBIT B

                          THIRD RESTATED U.S. GUARANTY


     THIS THIRD RESTATED U.S. GUARANTY dated as of April __, 2001 is executed in favor of BANK OF AMERICA, N.A.("Bank of America"), individually and as U.S.
                                ---------------
Collateral Agent (as defined below), and the other Secured Parties (as defined below).

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, United Rentals (North America), Inc. (the "Borrower"), United
                                                         --------
Rentals, Inc. ("Holdings"), United Rentals of Canada, Inc., various financial
                ---------
institutions (the "Lenders"), The Chase Manhattan Bank, as U.S. Administrative
                   -------
Agent, and The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, have entered into an Amended and Restated Credit Agreement dated as of April __, 2001 (as amended, restated or otherwise modified from time to time, the "Credit
                                                                         ------
Agreement");
---------

     WHEREAS, pursuant to the Credit Agreement, Bank of America has been appointed as U.S. Collateral Agent (in such capacity, together with any successor in such capacity, the "U.S. Collateral Agent") to act on behalf of the
                                 ---------------------
Secured Parties with respect to this Guaranty and certain Security Documents (as defined in the Credit Agreement);

     WHEREAS, each of the initial signatories hereto has previously guaranteed all obligations of the Borrower under the Existing Credit Agreements (as defined in the Credit Agreement) pursuant to a Second Restated U.S. Guaranty dated as of September 29, 1998 or, in the case of Holdings, pursuant to the Restated Parent Guaranty dated as of September 29, 1998 (collectively, the "Existing
                                                            --------
Guaranties");
----------

     WHEREAS, each of the original signatories hereto has agreed with the U.S. Collateral Agent that the Existing Guaranties shall be amended and restated pursuant to this Guaranty; and

     WHEREAS, each of the undersigned will benefit from the making of loans and the issuance of letters of credit pursuant to the Credit Agreement and is willing to guaranty the Liabilities (as defined below) as hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereto agrees as follows:

     1. Definitions. (a) Capitalized terms used but not defined herein have the
        -----------
respective meanings assigned to such terms in the Credit Agreement.

     (b) As used herein, the term "Secured Party" means the U.S. Collateral
                                   -------------
Agent, each other Agent, each Affiliate of an Agent providing treasury, depositary or cash management services, each Lender, each Indemnitee (as defined in Section 9.03(b) of the Credit Agreement) and each Affiliate of a Lender which is a party to a Hedging Agreement with the Borrower.

     2. Guaranty. Each of the undersigned hereby jointly and severally
        --------
unconditionally, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of (i) all obligations of the Borrower under or in connection with the Credit Agreement (including Article XI thereof) or any other Loan Document, (ii) all Hedging Obligations of the Borrower to any Secured Party and (iii) all obligations of the Borrower to any Agent or Affiliate of an Agent in respect of overdrafts and related liabilities or arising from treasury, depositary or cash management services (including in connection with any automated clearing house transfer of funds), in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, plus all costs and expenses paid or incurred by the U.S. Collateral Agent or any other Secured Party in enforcing this Guaranty against such undersigned (all such obligations, costs and expenses being herein collectively called the "Liabilities"); provided, however, that the
                                      -----------    --------  -------
liability of each of the undersigned hereunder shall be limited to the maximum amount of the Liabilities which such undersigned may guaranty without violating any fraudulent conveyance or fraudulent transfer law.

     Each of the undersigned agrees that upon the occurrence of any Event of Default under clause (i) or (j) of Article VII of the Credit Agreement, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, such undersigned will pay to the U.S. Collateral Agent for the account of the Secured Parties forthwith the full amount which would be payable hereunder by such undersigned if all Liabilities were then due and payable.

     To secure all obligations of each of the undersigned hereunder, the U.S. Collateral Agent and each other Secured Party shall have a lien on and security interest in (and may, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by such undersigned hereunder, appropriate and apply toward the payment of such amount, in such order of application as the U.S. Collateral Agent or the other Secured Parties may elect, in accordance with the Credit Agreement) any and all balances, credits, deposits, accounts or moneys of or in the name of such undersigned now or hereafter with the U.S. Collateral Agent or such other Secured Party and any and all property of every kind or description of or in the name of such undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the U.S. Collateral Agent or such other Secured Party or any agent or bailee for the U.S. Collateral Agent or such other Secured Party.

     This Guaranty shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty of payment and performance and not only collectibility, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any of the undersigned, that at any time or from time to time no Liabilities are outstanding or any other circumstance) until all Commitments have terminated and all Liabilities have been paid in full (subject to reinstatement as provided in the immediately following paragraph).

     The undersigned further agree that if at any time all or any part of any payment theretofore applied by the U.S. Collateral Agent or any other Secured Party to any of the Liabilities is or must be rescinded or returned by the U.S. Collateral Agent or such other Secured Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Borrower or any of the undersigned), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the U.S. Collateral Agent or such other Secured Party, and (notwithstanding anything herein to the contrary) this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the U.S. Collateral Agent or such other Secured Party had not been made.

     The U.S. Collateral Agent or any other Secured Party may, from time to time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned (or any of them) for payment of any of the Liabilities when due, whether or not the U.S. Collateral Agent or such other Secured Party shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

     Any amounts received by the U.S. Collateral Agent or any other Secured Party from whatever source on account of the Liabilities may be applied by it toward the payment of the Liabilities in accordance with the Credit Agreement; and, notwithstanding any payments made by or for the account of any of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any rights of the U.S. Collateral Agent or any other Secured Party until such time as this Guaranty shall have been discontinued as to all of the undersigned and the U.S. Collateral Agent and the other Secured Parties shall have received payment of the full amount of all Liabilities of the undersigned hereunder.

     The undersigned hereby expressly waive: (a) notice of the acceptance by the U.S. Collateral Agent or any other Secured Party of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities.

     Each of the undersigned further agrees to pay all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the U.S. Collateral Agent or any other Secured Party in endeavoring to collect the Liabilities of such undersigned, or any part thereof, and in enforcing this Guaranty against such undersigned.

     The creation or existence from time to time of additional Liabilities to the U.S. Collateral Agent or the other Secured Parties or any of them is hereby authorized, without notice to the undersigned (or any of them), and shall in no way affect or impair the rights of the U.S. Collateral Agent or the other Secured Parties or the obligations of the undersigned under this Guaranty.

     The U.S. Collateral Agent and any other Secured Party may from time to time, without notice to the undersigned (or any of them), assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were a Secured Party.

     No delay on the part of the U.S. Collateral Agent or any other Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the U.S. Collateral Agent or any other Secured Party of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon the U.S. Collateral Agent or any other Secured Party except as expressly set forth in a writing duly signed and delivered on behalf of the U.S. Collateral Agent (or, if at any time there is no U.S. Collateral Agent, the Required Lenders). No action of the U.S. Collateral Agent or any other Secured Party permitted hereunder shall in any way affect or impair the rights of the U.S. Collateral Agent or any other Secured Party or the obligations of the undersigned under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of the Borrower to the U.S. Collateral Agent or any other Secured Party arising under or in connection with any Loan Document, notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder.

     Pursuant to the Credit Agreement, (a) this Guaranty has been delivered to the U.S. Collateral Agent and (b) the U.S. Collateral Agent has been authorized to enforce this Guaranty on behalf of itself and each of the other Secured Parties. All payments by the undersigned pursuant to this Guaranty shall be made to the U.S. Collateral Agent for application as set forth in the Credit Agreement or, if there is no U.S. Collateral Agent, to the Secured Parties for their ratable benefit.

     This Guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned; and to the extent that the Borrower or any of the undersigned is a partnership, corporation, limited liability company or other entity, all references herein to the Borrower and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership, corporation, limited liability company or other entity. The term "undersigned" as used herein shall mean all parties executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder.

     This Guaranty shall be construed in accordance with and governed by the law of the State of New York. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty. At any time after the date of this Guaranty, one or more additional persons or entities may become parties hereto by executing and delivering to the U.S. Collateral Agent a counterpart of this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all of the terms of, this Guaranty.

     This Guaranty is secured pursuant to a Third Restated U.S. Security Agreement dated as of even date herewith (as amended or otherwise modified from time to time) and may be secured by one or more other agreements (including, without limitation, one or more pledge agreements, mortgages, deeds of trust or other similar documents).

     This Guaranty amends and restates in its entirety the Existing Guaranty which, after the effectiveness hereof, shall no longer be effective (except for any provisions thereof which by their terms survive, or may be reinstated, after terminations thereof).

     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT
                                                      --------  -------
ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE U.S. COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE UNDERSIGNED FURTHER

IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO FIVE GREENWICH OFFICE PARK, GREENWICH, CONNECTICUT 06830 (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE U.S. COLLATERAL AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY OF THE UNDERSIGNED HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH UNDERSIGNED HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

     EACH OF THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OF THE U.S. COLLATERAL AGENT AND EACH OTHER SECURED PARTY, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.

                                         UNITED RENTALS, INC.


                                         By:
                                            ----------------------------
                                         Title:
                                               ------------------------

                                                                 Signature Page:
                                                    Third Restated U.S. Guaranty

                                   ADVANCE BARRICADES AND SIGNING, INC.
                                   ALL CITIES TRAILER EXCHANGE, INC.
                                   ARROW EQUIPMENT COMPANY
                                   A.S.C. PAVEMENT MARKINGS, INC.
                                   BNR EQUIPMENT, INC.
                                   BAKERSFIELD COMPACTION EQUIPMENT
                                   COAST LINE MARKING, INC.
                                   DEALER SERVICES COMPANY
                                   EQUIPMENT LEASING SERVICES, INC.
                                   FLASHER CO. OF KANSAS, INC.
                                   FLASHER COMPANY OF OKLAHOMA, INC.
                                   FRONTENAC EQUIPMENT, INC.
                                   HIGHWAY RENTALS, INC.
                                   HIGHWAY SUPPLY COMPANY
                                   HIGHWAY SAFETY SERVICE COMPANY
                                   JADCO SIGNING, INC.
                                   LECTRIC SAFETY LIGHTS CO.
                                   LIDDELL MANAGEMENT CO., INC.
                                   PAIGE BARRICADES, INC.
                                   PAUL E. CARLSON, INC.
                                   RENTALS UNLIMITED, INCORPORATED
                                   ROCKY MOUNTAIN SAFETY SERVICE, INC.
                                   RUSS ENTERPRISES, INC.
                                   SHORING AND SUPPLY COMPANY, INC.
                                   STATE BARRICADING, INC.
                                   SAFE-T-FLARE SERVICES, INC.
                                   THOESEN EQUIPMENT, INC.
                                   TRAFFIC MARKINGS SOUTH, INC.
                                   TRAFFIC SAFETY SERVICES, INC.
                                   TRI-MAC, CORPORATION
                                   UNITED RENTALS GULF, INC.
                                   UNITED RENTALS HIGHWAY TECHNOLOGIES, INC.
                                   UNITED RENTALS HIGHWAY
                                     TECHNOLOGIES GULF, INC.
                                   UNITED RENTALS NORTHWEST, INC.
                                   UNITED RENTALS SOUTHEAST, INC.
                                   WANAMAKER RENTS, INCORPORATED
                                   WARNING LITES OF INDIANA, INC.
                                   WARNING LITES OF IOWA, INC.
                                   WARNING LITES OF MINNESOTA, INC.

                                   By:
                                      ----------------------------
                                   Title:
                                         -------------------------



                                                                 Signature Page:
                                                    Third Restated U.S. Guaranty

                                   WARNING SAFETY LIGHTS, INC.
                                   WARNING SAFETY LIGHTS OF GEORGIA, INC.
                                   WEST-CO RENTAL & SALES
                                   WLI INDUSTRIES, INC.
                                   WORK SIGNS, INC.
                                   WORK ZONE, INC.
                                   WORK ZONE SAFETY, INC.
                                   WOUDENBERG ENTERPRISES, INC.
                                   WYNNE SYSTEMS, INC.


                                   By:
                                      ----------------------------
                                   Title:
                                         -------------------------


                                   UNITED EQUIPMENT RENTALS GULF, L.P.
                                   By: United Rentals (North America), Inc.

                                   Its: General Partner


                                   By:
                                      ----------------------------
                                   Title:
                                         -------------------------


                                   UNITED RENTALS HIGHWAY TECHNOLOGIES, L.P.
                                   By: United Rentals (North America), Inc.

                                   Its: General Partner


                                   By:
                                      ----------------------------
                                   Title:
                                         -------------------------


                                   UNITED RENTALS SOUTHEAST, L.P.
                                   By: United Rentals (North America), Inc.

                                   Its: General Partner


                                   By:
                                      ----------------------------
                                   Title:
                                         -------------------------


                                                                 Signature Page:
                                                    Third Restated U.S. Guaranty

                                   ADDITIONAL SIGNATURE PAGE to the Third
                                   Restated U.S. Guaranty dated as of April __,
                                   2001 issued by United Rentals, Inc. and
                                   various subsidiaries of United Rentals (North America), Inc.

                                   The undersigned is executing a counterpart hereof for purposes of becoming a party hereto:

                                   [                       ]



                                   By:
                                      ----------------------------

                                   Name:
                                        --------------------------

                                   Title:
                                         -------------------------

                                                                 Signature Page:
                                                    Third Restated U.S. Guaranty

                                                                       EXHIBIT C

                   CONSOLIDATED RESTATED U.S. PLEDGE AGREEMENT


     THIS CONSOLIDATED RESTATED U.S. PLEDGE AGREEMENT (this "Agreement") dated
                                                             ---------
as of April __, 2001 is among UNITED RENTALS, INC. ("Holdings"), UNITED RENTALS
                                                     --------
(NORTH AMERICA), INC., (the "Borrower"), each subsidiary of the Borrower listed
                             --------
on the signature pages hereto (collectively, including Holdings and the Borrower, the "Pledgors" and each individually a "Pledgor"), and BANK OF
               --------                           -------
AMERICA, N.A. ("Bank of America"), as U.S. Collateral Agent (as defined below)
                ---------------
for the Secured Parties (as defined below).

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrower, Holdings, United Rentals of Canada, Inc., various financial institutions (the "Lenders"), The Chase Manhattan Bank, as U.S.
                             -------
Administrative Agent, and The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, have entered into an Amended and Restated Credit Agreement dated as of April ___, 2001 (as amended, restated or otherwise modified from time to time, the "Credit Agreement");
                   ----------------

     WHEREAS, pursuant to the Credit Agreement, Bank of America has been appointed as U.S. Collateral Agent (in such capacity, together with any successor in such capacity, the "U.S. Collateral Agent") to act on behalf of the
                                 ---------------------
Secured Parties with respect to the U.S. Guaranty (as defined in the Credit Agreement) and certain other Security Documents (as defined in the Credit Agreement);

     WHEREAS, each of the initial signatories hereto has previously provided security for the obligations of the Borrower under the Existing Credit Agreements (as defined in the Credit Agreement) pursuant to (i) in the case of the Borrower, a Second Restated Pledge Agreement dated as of September 29, 1998,
(ii) in the case of Holdings, a Restated Parent Pledge Agreement dated as of September 29, 1998, and (iii) in the case of the other initial signatories hereto, various Subsidiary Pledge Agreements (all of the foregoing, collectively, the "Existing Pledge Agreements"); and
                   --------------------------

     WHEREAS, each of the original signatories hereto has agreed with the U.S. Collateral Agent that the Existing Pledge Agreements shall be amended and restated pursuant to this Agreement;

     NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. When used herein, (a) capitalized terms used but not
        -----------
defined herein have the respective meanings assigned to such terms in the Credit Agreement and (b) the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

          Agreement - see the introductory paragraph.
          ---------

          Bank of America - see the introductory paragraph.
          ---------------

          Borrower - see the introductory paragraph.
          --------

          Collateral - see Section 2.
          ----------

          Credit Agreement - see the recitals.
          ----------------

          Default means the occurrence of any of the following events: (i) any
          -------
     Default with respect to the Borrower under clause (i) or (j) of Article VII of the Credit Agreement, (ii) any Event of Default or (iii) any warranty of any Pledgor herein is untrue or misleading in any material respect and, as a result thereof, the U.S. Collateral Agent's security interest for the benefit of the Secured Parties in any material portion of the Collateral is not perfected or the U.S. Collateral Agent's rights and remedies with respect to any material portion of the Collateral is materially impaired or otherwise materially adversely affected.

          Existing Pledge Agreements - see the recitals.
          --------------------------

          Holdings - see the introductory paragraph.
          --------

          Foreign Issuer means each Issuer designated as a "Foreign Issuer" on
          --------------
     Schedule I hereto and any other Issuer which is organized under the laws of any jurisdiction other than, and conducts substantially all of its business outside of, any state or territory of the United States.

          Issuer means the issuer of any of the shares of stock or other
          ------
     securities representing all or any of the Collateral.

          Lenders - see the recitals.
          -------

          Liabilities means (a) with respect to the Borrower, (i) all
          -----------
     obligations of the Borrower, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, which arise out of or in connection with the Credit Agreement or any other Loan Document (including, without limitation, with respect to Letters of Credit), as the same may be amended, modified, extended or renewed from time to time, (ii) all Hedging Obligations of the Borrower to any Secured Party and (iii) all obligations of the Borrower to any Agent or Affiliate of an Agent in respect of overdrafts and related liabilities or arising from treasury, depositary or cash management services (including in connection with any automated clearing house transfer of funds); and (b) with respect to each other Pledgor, all obligations of such Pledgor under the U.S. Guaranty or any other Loan Document.

          Pledgor - see the introductory paragraph.
          -------

          Secured Party means the U.S. Collateral Agent, each other Agent, each
          -------------
     Affiliate of an Agent providing treasury, depositary or cash management services, each Lender, each Indemnitee (as defined in Section 9.03(b) of the Credit Agreement) and each Affiliate of a Lender which is a party to a Hedging Agreement with the Borrower.

          U.S. Collateral Agent - see the recitals.
          ---------------------

     2. Pledge. As security for the payment of all Liabilities, each Pledgor
        ------
hereby pledges to the U.S. Collateral Agent for the benefit of the Secured Parties, and grants to the U.S. Collateral Agent for the benefit of the Secured Parties a continuing security interest in, all of the following:

          A. All of the shares of stock and other securities set forth under such Pledgor's name on Schedule I hereto, all of the certificates and/or
                            ----------
     instruments representing such shares of stock and other securities, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other securities;

          B. All additional shares of stock of any of the Issuers listed in
     Schedule I hereto at any time and from time to time acquired by such
     ----------
     Pledgor in any manner, all of the certificates representing such additional shares, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

          C. All other property hereafter delivered by such Pledgor to the U.S. Collateral Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

          D. All products and proceeds of all of the foregoing.

All of the foregoing are herein collectively called the "Collateral". Notwithstanding the foregoing, the Collateral shall not include, and no Pledgor shall be required to pledge hereunder, more than

65% of the stock of any class of any Foreign Issuer to the extent that the pledge of any greater percentage could result in adverse tax consequences to Holdings or any Subsidiary.

     Each Pledgor agrees to deliver to the U.S. Collateral Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by undated stock or bond powers executed in blank), any Collateral (other than dividends which such Pledgor is entitled to receive and retain pursuant to
Section 5 hereof) which may at any time or from time to time be in or come into
---------
the possession or control of such Pledgor, and prior to the delivery thereof to the U.S. Collateral Agent, such Collateral shall be held by such Pledgor separate and apart from its other property and in express trust for the U.S. Collateral Agent for the benefit of the Secured Parties.

     3.  Warranties; Further Assurances. Each Pledgor warrants to the U.S.
         ------------------------------
Collateral Agent for the benefit of each Secured Party that: (a) such Pledgor is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of such Pledgor's Collateral free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; (b) the pledge and delivery of such Pledgor's Collateral pursuant to this Agreement will create a valid perfected security interest in such Pledgor's Collateral in favor of the U.S. Collateral Agent for the benefit of the Secured Parties; (c) all shares of stock referred to in Schedule I hereto are duly authorized, validly issued,
                     ----------
fully paid and non-assessable; (d) as to each Issuer whose name appears in
Schedule I hereto, such Pledgor's Collateral represents on the date hereof not
----------
less than the applicable percentage (as shown in Schedule I hereto) of the total
                                                 ----------
shares of capital stock issued and outstanding of such Issuer; and (e) the information contained on Schedule I hereto with respect to such Pledgor is true
                         ----------
and accurate in all respects.

     So long as any of the Liabilities shall be outstanding or any commitment shall exist on the part of any Secured Party with respect to the creation of any Liabilities, each Pledgor (i) shall not, except as permitted by the Credit Agreement or with the express prior written consent of the U.S. Collateral Agent, sell, assign, exchange, pledge, encumber or otherwise transfer, or grant any option, warrant or other right to purchase, the stock of any Issuer which is pledged hereunder, or otherwise diminish or impair any of its rights in, to or under any of such Pledgor's Collateral; (ii) shall execute such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the U.S. Collateral Agent) and do such other acts and things, all as the U.S. Collateral Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in such Pledgor's Collateral (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities; (iii) will execute and deliver to the U.S. Collateral Agent such stock powers and similar documents relating to such Pledgor's Collateral, satisfactory in form and substance to the U.S. Collateral Agent, as the U.S. Collateral Agent may reasonably request; and (iv) will furnish the U.S. Collateral Agent or any Secured Party such information concerning such Pledgor's Collateral as the U.S. Collateral Agent or such Secured Party may from time to time reasonably request, and will permit the U.S. Collateral Agent or any other Secured Party or any designee of the U.S.

Collateral Agent or any other Secured Party, from time to time at reasonable times and on reasonable notice (or at any time without notice during the existence of a Default), to inspect, audit and make copies of and extracts from all records and all other papers in the possession of such Pledgor which pertain to such Pledgor's Collateral, and will, upon request of the U.S. Collateral Agent at any time when a Default has occurred and is continuing, deliver to the U.S. Collateral Agent all of such records and papers.

     4.   Holding in Name of U.S. Collateral Agent, etc. The U.S. Collateral
          ---------------------------------------------
Agent may from time to time after the occurrence and during the continuance of a Default, without notice to any Pledgor, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of the U.S. Collateral Agent or any nominee or sub-agent for the U.S. Collateral Agent, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (c) notify the parties obligated on any of the Collateral to make payment to the U.S. Collateral Agent of any amount due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of the applicable Pledgor to allow collection of the Collateral, (e) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Collateral.

     5.   Voting Rights, Dividends, etc. (a) Notwithstanding certain provisions
          -----------------------------
of Section 4 hereof, so long as the U.S. Collateral Agent has not given the notice referred to in paragraph (b) below:

          A. The Pledgors shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights relating or pertaining to the Collateral or any part thereof for any purpose; provided, however, that each Pledgor agrees that it will not
              --------  -------
     exercise any such right or power in any manner which would have a material adverse effect on the value of the Collateral.

          B. The Pledgors shall be entitled to receive and retain any and all lawful dividends payable in respect of the Collateral which are paid in cash by any Issuer if such dividends are permitted by the Credit Agreement, but all dividends and distributions in respect of the Collateral or any part thereof made in shares of stock or securities or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by any Pledgor, shall be forthwith delivered to the U.S. Collateral Agent in due form for transfer (i.e., endorsed in blank or accompanied by undated stock or bond powers executed in blank) to be held for the purposes of this Agreement.

          C. The U.S. Collateral Agent shall execute and deliver, or cause to be executed and delivered, to the Pledgors all proxies, powers of attorney, dividend orders and other instruments as any Pledgor may request for the purpose of enabling such Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the
                                         ----------
     dividends which it is authorized to retain pursuant to clause (B) above.
                                                            ----------

     (b) Upon notice from the U.S. Collateral Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which the Pledgors are entitled to exercise pursuant to Section 5(a)(A) hereof,
                                                        ---------------
and all rights of the Pledgors to receive and retain dividends pursuant to
Section 5(a)(B) hereof, shall forthwith cease, and all such rights and powers
---------------
shall thereupon become vested in the U.S. Collateral Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends. Any and all money and other property paid over to or received by the U.S. Collateral Agent pursuant to this paragraph (b) shall be retained by the U.S. Collateral Agent as
                 -------------
additional Collateral hereunder and applied in accordance with the provisions hereof.

     6. Remedies. Whenever a Default shall exist, the U.S. Collateral Agent may
        --------
exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in New York or otherwise available to it. Without limiting the foregoing, whenever a Default shall exist the U.S. Collateral Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of any Pledgor therein and thereto, at any public or private sale or brokers' board and (ii) bid for and purchase any or all of the Collateral at any such public sale and
(b) shall have the right, for and in the name, place and stead of the applicable Pledgor, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral. Each Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the U.S. Collateral Agent of any of its rights and remedies during the continuance of a Default. Any notification of intended disposition of any of the Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any proceeds of any of the Collateral may be applied by the U.S. Collateral Agent to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the U.S. Collateral Agent toward the ratable payment of the Liabilities (and, after payment in full of all Liabilities, any excess shall be delivered to the applicable Pledgor or as a court of competent jurisdiction shall direct).

     The U.S. Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and each Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the U.S. Collateral Agent shall not be liable or accountable to any Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     7. General. The U.S. Collateral Agent shall be deemed to have exercised
        -------
reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as the applicable Pledgor shall request in writing, but failure of the U.S. Collateral Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the U.S. Collateral Agent to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by the such Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of any Collateral.

     No delay on the part of the U.S. Collateral Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the U.S. Collateral Agent, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     All obligations of the Pledgors and all rights, powers and remedies of the U.S. Collateral Agent and the other Secured Parties expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

     This Agreement shall be construed in accordance with and governed by the laws of the State of New York. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     This Agreement shall be binding upon the Pledgors and the U.S. Collateral Agent and their respective successors and assigns, and shall inure to the benefit of the Pledgors and the U.S. Collateral Agent and the successors and assigns of the U.S. Collateral Agent.

     This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement.

     This Agreement amends and restates in its entirety the Existing Pledge Agreements which, after the effectiveness hereof, shall no longer be effective (except for any provisions thereof which by their terms survive, or may be reinstated, after terminations thereof).

     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT
                                                      --------
SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE U.S. COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS OF SUCH PLEDGOR SPECIFIED IN, OR PURSUANT TO, THE LOAN DOCUMENTS, AS APPLICABLE, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT A PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER FINANCING AGREEMENTS.

     EACH PLEDGOR, THE U.S. COLLATERAL AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OTHER SECURED PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER FINANCING AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT

OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.

                                                 UNITED RENTALS (NORTH AMERICA),
                                                 INC.

Address:

Five Greenwich Office Park                       By:
Greenwich, CT 06830                                 ---------------------------
Attention:  Chief Financial                      Title:
              Officer                                  ------------------------
Facsimile:  203-622-6080


                                                 UNITED RENTALS, INC.

Address:

Five Greenwich Office Park                       By:
Greenwich, CT 06830                                 ---------------------------
Attention:  Chief Financial                      Title:
              Officer                                  ------------------------
Facsimile:  203-622-6080

                                                 UNITED RENTALS GULF, INC.

Address:

Five Greenwich Office Park                       By:
Greenwich, CT 06830                                 ---------------------------
Attention:  Chief Financial                      Title:
              Officer                                  ------------------------
Facsimile:  203-622-6080

                                                 WLI INDUSTRIES, INC.

Address:

Five Greenwich Office Park                       By:
Greenwich, CT 06830                                 ---------------------------
Attention:  Chief Financial                      Title:
                                                       ------------------------

                                                  Signature Page:
                                                   Consolidated Restated U.S.
                                                    Pledge Agreement

              Officer
Facsimile:  203-622-6080

                                       WOUDENBERG ENTERPRISES, INC.

Address:

Five Greenwich Office Park             By:
Greenwich, CT 06830                       ---------------------------
Attention:  Chief Financial            Title:
              Officer                        ------------------------
Facsimile:  203-622-6080


                                         BANK OF AMERICA, N.A., as U.S.
                                         Collateral Agent

                                         By:
                                            ---------------------------
                                         Title:
                                               ------------------------
Address:

231 South LaSalle Street
Chicago, Illinois  60697
Attention:  Service Industries
              Group
Facsimile:  (312) 828-1974




12804202 97403190                    Signature Page:
                                     Consolidated Restated U.S. Pledge Agreement

ADDITIONAL SIGNATURE PAGE to the Consolidated Restated U.S. Pledge Agreement dated as of April __, 2001 among United Rentals (North America), Inc. (the "Borrower"), United Rentals, Inc. and various subsidiaries of the Borrower.

          The undersigned is executing a counterpart hereof for purposes of becoming a party hereto (and attached hereto is a supplement to Schedule I to such Pledge Agreement setting forth information regarding certain shares of stock and other securities pledged by the undersigned in connection with such Pledge Agreement):

          [                ]



          By:
             -------------------------------------------------

          Name:
               -----------------------------------------------

          Title:
                ----------------------------------------------





                                     Signature Page:
                                     Consolidated Restated U.S. Pledge Agreement

                                   Schedule 1
                                   ----------

                                                                       EXHIBIT D

                     THIRD RESTATED U.S. SECURITY AGREEMENT


     THIS THIRD RESTATED U.S. SECURITY AGREEMENT (this "Agreement") dated as of
                                                        ---------
April __, 2001 is among UNITED RENTALS (NORTH AMERICA), INC. (the "Borrower"),
                                                                   --------
UNITED RENTALS, INC. ("Holdings"), each subsidiary of the Borrower listed on the
                       --------
signature pages hereof, each other person or entity which from time to time becomes a party hereto (collectively, including the Borrower and Holdings, the "Debtors" and individually each a "Debtor") and BANK OF AMERICA, N.A. ("Bank of
 -------                           ------       ---------------
America"), in its capacity as U.S. Collateral Agent (as defined below) for the other Secured Parties (as defined below).

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrower, Holdings, United Rentals of Canada, Inc., various financial institutions (the "Lenders"), The Chase Manhattan Bank, as U.S.
                             -------
Administrative Agent, and The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, have entered into an Amended and Restated Credit Agreement dated as of April __, 2001 (as amended, restated or otherwise modified from time to time, the "Credit Agreement");
              ----------------

     WHEREAS, pursuant to the Credit Agreement, Bank of America has been appointed as U.S. Collateral Agent (in such capacity, together with any successor in such capacity, the "U.S. Collateral Agent") to act on behalf of the
                                 ---------------------
Secured Parties with respect to this Agreement and certain other Security Documents(as defined in the Credit Agreement);

     WHEREAS, each of the initial signatories hereto has previously provided security for the obligations of the Borrower under the Existing Credit Agreements (as defined in the Credit Agreement) pursuant to a Second Restated U.S. Security Agreement dated as of September 29, 1998 (the "Existing Security
                                                             -----------------
Agreement"); and
---------

     WHEREAS, each of the original signatories hereto has agreed with the U.S. Collateral Agent that the Existing Security Agreement shall be amended and restated pursuant to this Agreement;

     NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Definitions. When used herein, (a) the terms Certificated Security,
     -----------                                  ---------------------
     Commodity Account, Commodity Contract, Chattel Paper, Deposit Account,
     -----------------  ------------------  -------------  ---------------
     Document,
     --------

     Equipment, Fixture, Goods, Inventory, Investment Property, Instrument,
     ---------  -------  -----  ---------  -------------------  ----------
     Security, Security Entitlement, Securities Account and Uncertificated
     --------  --------------------  ------------------     --------------
     Security shall have the respective meanings assigned to such terms in the
     --------
     Uniform Commercial Code (as defined below), (b) capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement and (c) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

     Account Debtor means, with respect to any Debtor, any party who is
     --------------
obligated on or under any Account Receivable, Contract Right or General Intangible of such Debtor.

     Account Receivable means, with respect to any Debtor, any right of such
     ------------------
Debtor to payment for goods sold or leased or for services rendered.

     Agreement - see the introductory paragraph.
     ---------

     Assignee Deposit Account - see Section 4.
     ------------------------       ---------

     Bank of America - see the introductory paragraph.
     ---------------

     Borrower - see the introductory paragraph.
     --------

     Collateral means, with respect to any Debtor, all property and rights of
     ----------
such Debtor in which a security interest is granted hereunder.

     Computer Hardware and Software means, with respect to any Debtor, (i) all
     ------------------------------
computer and other electronic data processing hardware, whether now or hereafter owned, licensed or leased by such Debtor, including, without limitation, all integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and peripheral devices and other related computer hardware; (ii) all software programs, whether now or hereafter owned, licensed or leased by such Debtor, designed for use on the computers and electronic data processing hardware described in clause (i) above, including, without
                                 ----------
limitation, all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) all firmware associated therewith, whether now or hereafter owned, licensed or leased by such Debtor; and (iv) all documentation for such hardware, software and firmware described in the preceding clauses (i), (ii) and (iii), whether now or hereafter owned,
              -----------  ----     -----
licensed or leased by such Debtor, including, without limitation, flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

     Contract Right means, with respect to any Debtor, any right of such Debtor
     --------------
to payment under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

     Credit Agreement - see the recitals.
     ----------------

     Debtor - see the introductory paragraph.
     ------

     Default means the occurrence of any of the following events: (i) any
     -------
Default with respect to the Borrower under clause (i) or (j) of Article VII of the Credit Agreement, (ii) any Event of Default or (iii) any warranty of any Debtor herein is untrue or misleading in any material respect and, as a result thereof, the U.S. Collateral Agent's security interest for the benefit of the Secured Parties in any material portion of the Collateral (of all Debtors taken as a whole) is not perfected or the U.S. Collateral Agent's rights and remedies with respect to any material portion of the Collateral of all Debtors (taken as a whole) is materially impaired or otherwise materially adversely affected.

     Existing Security Agreement - see the recitals.
     ---------------------------

     General Intangibles means, with respect to any Debtor, all of such Debtor's
     -------------------
"general intangibles" as defined in the Uniform Commercial Code and, in any event, includes (without limitation) all of such Debtor's trademarks, trade names, patents, copyrights, trade secrets, customer lists, inventions, designs, software programs, mask works, goodwill, registrations, licenses, franchises, tax refund claims, guarantee claims, security interests and rights to indemnification.

     Holdings - see the introductory paragraph.
     --------

     Intellectual Property means all past, present and future: trade secrets and
     ---------------------
other proprietary information; trademarks, service marks, business names, designs, logos, indicia, and/or other source and/or business identifiers and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including, without limitation, copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs; license agreements related to any of the foregoing set forth in this definition and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing set forth in this definition; the right to sue for all past, present and future infringements of any of the foregoing set forth in this definition; and all common law and other rights throughout the world in and to all of the foregoing set forth in this definition.

     Lenders - see the recitals.
     -------

     Liabilities means (a) with respect to the Borrower, (i) all obligations of
     -----------
the Borrower, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Credit Agreement or any other Loan Document (including, without limitation, with respect to Letters of Credit), as the same may be amended, modified, extended or renewed from time to time, (ii) all Hedging Obligations of the Borrower to any Secured Party and
(iii) all obligations of the Borrower to any Agent or Affiliate of an Agent in respect of overdraft and related liabilities or arising from treasury, depositary or cash management services (including in connection with any automated clearing house transfer of funds); and (b) with respect to each other Debtor, all obligations of such Debtor under the U.S. Guaranty or any other Loan Document.

     Non-Tangible Collateral means, with respect to any Debtor, collectively,
     -----------------------
such Debtor's Accounts Receivable, Contract Rights and General Intangibles.

     Permitted Liens - see Section 3.
     ---------------       ---------

     Secured Party means the U.S. Collateral Agent, each other Agent, each
     -------------
Affiliate of an Agent providing treasury, depositary or cash management services, each Lender, each Indemnitee (as defined in Section 9.03(b) of the Credit Agreement) and each Affiliate of a Lender which is a party to a Hedging Agreement with the Borrower.

     Uniform Commercial Code means the Uniform Commercial Code as in effect in
     -----------------------
the State of New York on the date of this Agreement; provided that, as used in
                                                     --------
Section 8 hereof, "Uniform Commercial Code" shall mean the Uniform Commercial
---------
Code as in effect from time to time in the applicable jurisdiction.

     U.S. Collateral Agent - see the recitals.
     ---------------------

2.   Grant of Security Interest. As security for the payment of all Liabilities,
     --------------------------
each Debtor hereby assigns to the U.S. Collateral Agent for the benefit of the Secured Parties, and grants to the U.S. Collateral Agent for the benefit of the Secured Parties a continuing security interest in, the following, whether now or hereafter existing or acquired:

       All of such Debtor's:

                (i) Accounts Receivable;

                (ii) Certificated Securities;

                (iii) Chattel Paper;

                (iv) Computer Hardware and Software and all rights with respect thereto, including, without limitation, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

                (v) Contract Rights;

                (vi) Deposit Accounts;

                (vii) Documents;

                (viii) General Intangibles;

                (ix) Goods (including, without limitation, all its Equipment, Fixtures and Inventory), together with all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

                (x) Instruments;

                (xi) Intellectual Property;

                (xii) money (of every jurisdiction whatsoever);

                (xiii) Commodity Accounts, Commodity Contracts, Investment Property, Security Entitlements and Security Accounts;

                (xiv) Uncertificated Securities;

                (xv) to the extent not included in the foregoing, maps, surveys and similar items used or useful in such Debtor's business; and

                (xvi) to the extent not included in the foregoing, other personal property of any kind or description;

together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to any of the foregoing, and all proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing; provided that to the extent that the provisions of any lease or license
--------
expressly prohibit (which prohibition is enforceable under applicable law) the grant of a security interest therein, such Debtor's rights in such lease or license shall be excluded from the foregoing grant for so long as such prohibition continues, it being understood that upon request of the U.S.
                       -- ----- ----------
Collateral Agent, such Debtor will in good faith use reasonable efforts to obtain consent for the creation of a security interest in favor of the U.S. Collateral Agent in such Debtor's rights under such lease or license.

3.              Warranties. Each Debtor warrants that: (i) no financing
                ----------
statement (other than any which may have been filed on behalf of the U.S. Collateral Agent for the benefit of the Secured Parties) covering any of the Collateral is on file in any public office, other than financing statements perfecting liens and claims expressly permitted by the Credit Agreement ("Permitted Liens") and financing statements filed by lessors under operating
  ---------------
leases; (ii) such Debtor is and will be the lawful owner of all Collateral, free of all liens and claims whatsoever, other than the security interest hereunder and Permitted Liens, with full power and authority to execute and deliver this Agreement and perform such Debtor's obligations hereunder, and to subject the Collateral to the security interest hereunder; (iii) all information with respect to Collateral and Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by such Debtor to the U.S. Collateral Agent or any other Secured Party and all other written information heretofore or hereafter furnished by such Debtor to the U.S. Collateral Agent or any other Secured Party in connection with the Credit Agreement is and will be true and correct in all material respects as of the date furnished; (iv) such Debtor's true legal name as registered in the jurisdiction in which such debtor is organized or incorporated, state of organization or incorporation, organization number as designated by the state of its incorporation or organization, chief executive office and principal place of business are as set forth on Schedule I hereto (and such Debtor has not
                             ----------
maintained its chief executive office
and principal place of business at any other location at any time after November 1, 2000); (v) each other location where such Debtor maintains a place of business or locates Goods (other than Goods which are leased to customers or in transit to or from customer locations) is set forth on Schedule II hereto; (vi)
                                                       -----------
except as previously disclosed to the Collateral Agent, such Debtor is not now known and during the five years preceding the date hereof has not previously been known by any trade name; (vii) except as previously disclosed to the Collateral Agent, during the five years preceding the date hereof such Debtor has not been known by any legal name different from the one set forth on the signature page of this Agreement nor has such Debtor been the subject of any merger or other corporate reorganization; and (viii) Schedule III hereto
                                                     ------------
contains a complete listing of all of such Debtor's Intellectual Property which has been registered under any registration statute.

4.              Collections, etc. Until such time during the existence of a
                ----------------
Default as the U.S. Collateral Agent shall notify such Debtor of the revocation of such power and authority, each Debtor (a) may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by such Debtor for such purpose, use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Debtor for such purpose, and use, in the ordinary course of its business (but subject to the terms of the Credit Agreement), the cash proceeds of Collateral and other money which constitutes Collateral, (b) will, at its own expense, use commercially reasonable efforts to collect, as and when due, all amounts due under any of the Non-Tangible Collateral, including the taking of such action with respect to such collection as the U.S. Collateral Agent may reasonably request or, in the absence of such request, as such Debtor may deem advisable, and (c) may grant, in the ordinary course of business, to any party obligated on any of the Non-Tangible Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Non-Tangible Collateral. The U.S. Collateral Agent, however, may, at any time that a Default exists, whether before or after any revocation of such power and authority or the maturity of any of the Liabilities, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the U.S. Collateral Agent of any amounts due or to become due thereunder and enforce collection of any of the Non-Tangible Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the U.S. Collateral Agent during the existence of a Default, each Debtor will, at its own expense, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the U.S. Collateral Agent of any amounts due or to become due thereunder.

     Upon request by the U.S. Collateral Agent during the existence of a Default, each Debtor will forthwith, upon receipt, transmit and deliver to the U.S. Collateral Agent, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the U.S. Collateral Agent) which may be received by such Debtor at any time in full or partial payment or otherwise as proceeds of any of the Collateral. Except as the U.S. Collateral Agent may otherwise consent in writing, any such items which may be so received by any Debtor during the existence of a Default will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the U.S. Collateral Agent for the benefit of the Secured Parties until delivery is made to the U.S. Collateral Agent. Each Debtor will comply with the terms and conditions of any consent given by the U.S. Collateral Agent pursuant to the foregoing sentence.

     During the existence of a Default, all items or amounts which are delivered by any Debtor to the U.S. Collateral Agent on account of partial or full payment or otherwise as proceeds of any of the Collateral shall be deposited to the credit of a deposit account of such Debtor under which the U.S. Collateral Agent is the depositary bank (each an "Assignee Deposit Account"), as security for payment of the Liabilities. No Debtor shall have any right to withdraw any funds deposited in the applicable Assignee Deposit Account. The U.S. Collateral Agent may, from time to time, in its discretion, and shall upon request of the applicable Debtor made not more than once in any week, apply all or any of the then balance, representing collected funds, in the Assignee Deposit Account, toward payment of the Liabilities, whether or not then due, in such order of application as the U.S. Collateral Agent may determine, and the U.S. Collateral Agent may, from time to time, in its discretion, release all or any of such balance to the applicable Debtor.

     If and to the extent that a perfected security interest hereunder in any Collateral shall cease to be perfected for any reason whatsoever (including, without limitation, release of all or any balance in any Assignee Deposit Account or use or disposition by any Debtor of any proceeds of Collateral), then such Collateral (referred to in this paragraph as "released Collateral") shall be deemed thereby released from the security interest hereunder in exchange, as of the time of such release, for any other Collateral of equivalent value in which a perfected security interest hereunder is being obtained contemporaneously or has been most recently obtained, but only to the extent such other Collateral does not represent either (a) Collateral in exchange for which any previously released Collateral shall have been deemed released, or (b) Collateral of equivalent value to any loan or advance (otherwise than by renewal or extension) from the U.S. Collateral Agent to the Borrower in which Collateral a perfected security interest hereunder shall have been obtained contemporaneously with or most recently prior to such loan or advance.

     During the existence of a Default, the U.S. Collateral Agent is authorized to endorse, in the name of the applicable Debtor, any item, howsoever received by the U.S. Collateral Agent, representing any payment on or other proceeds of any of the Collateral.

5.           Certificates, Schedules and Reports. Each Debtor will from time to
             -----------------------------------
time deliver to the U.S. Collateral Agent such schedules, certificates and reports respecting all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by such Debtor in full or partial payment of any of the Collateral, as the U.S. Collateral Agent may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of such Debtor and shall be in such form and detail as the U.S. Collateral Agent may specify. Each Debtor shall immediately notify the U.S. Collateral Agent of the occurrence of any event causing any loss of its Inventory or other Goods which is material to Holdings and its Subsidiaries taken as a whole, and such notice shall specify the amount of such loss.

6.           Agreements of the Debtors. Each Debtor (a) will, upon request of
             -------------------------
the U.S. Collateral Agent, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed appropriate by the U.S. Collateral Agent) and do such other acts and things (including, without limitation, delivery to the U.S. Collateral Agent of any Instruments or Certificated Securities which constitute Collateral), all as the U.S. Collateral Agent may from time to time reasonably request, to establish and maintain a valid security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever, other than Permitted Liens) to secure the payment of the Liabilities; (b) hereby authorizes the U.S. Collateral Agent to file such financing statements and other documents without its signature (to the extent allowed by applicable law); (c) will keep all its Inventory (other than Inventory which is leased to customers or in transit to or from customer locations), Equipment and other Goods at, and will not maintain any place of business at any location other than, its address(es) shown on Schedules I and II hereto or at such other addresses of
                     -----------     --
which such Debtor shall have
given the U.S. Collateral Agent not less than 10 days' prior written notice; (d) shall not change its state of organization or incorporation or its name, identity or corporate structure such that any financing statement filed to perfect the U.S. Collateral Agent's interests under this Agreement would become seriously misleading, unless the Debtor shall have given the U.S. Collateral Agent not less than 10 days' prior notice of such change (provided that this Section 6(d) shall not be deemed to authorize any change or transaction prohibited under the Credit Agreement); (e) will keep its records concerning the Non-Tangible Collateral in such a manner as will enable the U.S. Collateral Agent or its designees to determine at any time the status of the Non-Tangible Collateral; (f) will furnish the U.S. Collateral Agent such information concerning such Debtor, the Collateral and the Account Debtors as the U.S. Collateral Agent may from time to time reasonably request; (g) will permit the U.S. Collateral Agent and its designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours (or at any time without notice during the existence of a Default) to inspect such Debtor's Inventory and other Goods, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of such Debtor pertaining to the Collateral and the Account Debtors, and will, upon request of the U.S. Collateral Agent during the existence of a Default, deliver to the U.S. Collateral Agent all of such records and papers; (h) will, upon request of the U.S. Collateral Agent, stamp on its records concerning the Collateral and add on all Chattel Paper constituting a portion of the Collateral, a notation, in form satisfactory to the U.S. Collateral Agent, of the security interest of the U.S. Collateral Agent hereunder; (i) except for the sale or lease of Inventory in the ordinary course of its business and sales of Equipment which is no longer useful in its business or which is being replaced by similar Equipment or as otherwise permitted by the Credit Agreement, will not create or permit to exist any lien on or security interest in any Collateral other than Permitted Liens and liens and security interests in favor of the U.S. Collateral Agent for the benefit of the Secured Parties; (j) will at all times keep all its Inventory and other Goods insured under policies maintained with reputable, financially sound insurance companies against loss, damage, theft and other risks to such extent as is customarily maintained by companies similarly situated, and cause all such policies to provide that loss thereunder shall be payable to the U.S. Collateral Agent as its interest may appear (it being understood that (A) so long as no Default shall be existing, the U.S. Collateral Agent shall deliver any proceeds of such insurance which may be received by it to such Debtor and (B) whenever a Default shall be existing, the U.S. Collateral Agent may apply any proceeds of such insurance which may be received by it toward the ratable payment of the Liabilities, whether or not due), and such policies or certificates thereof shall, if the

U.S. Collateral Agent so requests, be deposited with or furnished to the U.S. Collateral Agent; (k) will, upon request of the U.S. Collateral Agent, (i) cause to be noted on the applicable certificate, in the event any of its Equipment is covered by a certificate of title, the security interest of the U.S. Collateral Agent in the Equipment covered thereby and (ii) deliver all such certificates to the U.S. Collateral Agent or its designees; (l) will take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral;
(m) will keep all of the tangible Collateral and Deposit Accounts in the continental United States or, in the case of any Debtor, any province in Canada of which such Debtor has given the U.S. Collateral Agent not less than 10 days prior written notice; and (n) will reimburse the U.S. Collateral Agent for all expenses, including reasonable attorneys' fees and legal expenses, incurred by the U.S. Collateral Agent in seeking to collect or enforce any rights in respect of such Debtor's Collateral.

     Any expenses incurred in protecting, preserving and maintaining any Collateral shall be borne by the applicable Debtor. Whenever a Default shall be existing, the U.S. Collateral Agent shall have the right to bring suit to enforce any or all of the Intellectual Property or licenses thereunder, in which event the applicable Debtor shall at the request of the U.S. Collateral Agent do any and all lawful acts and execute any and all proper documents required by the U.S. Collateral Agent in aid of such enforcement and such Debtor shall promptly, upon demand, reimburse and indemnify the U.S. Collateral Agent for all reasonable costs and expenses incurred by the U.S. Collateral Agent in the exercise of its rights under this Section 6, except to the extent any of the
                                  ---------
foregoing result from the gross negligence or willful misconduct of the U.S. Collateral Agent. Notwithstanding the foregoing, the U.S. Collateral Agent shall have no obligations or liabilities regarding the Collateral or any thereof by reason of, or arising out of, this Agreement.

7.           Default.  Whenever a Default shall be existing, the U.S. Collateral
             -------
Agent may exercise from time to time any and all rights and remedies available to it under the UCC or any other applicable law, in addition to those described in this section below.

      (a) Each Debtor agrees, in case of Default, (i) to assemble, at its expense, all its Inventory and other Goods (other than Fixtures) at a convenient place or places acceptable to the U.S. Collateral Agent, and (ii) at the U.S. Collateral Agent's request, to execute all such documents and do all such other things which may be necessary or desirable in order to enable the U.S. Collateral Agent or its nominee to be registered as owner of the Intellectual Property with any competent registration authority.

     (b) Notice of the intended disposition of any of the Collateral may be given by first-class mail, hand-delivery (through a delivery service or otherwise), facsimile or E-mail, and shall be deemed to have been "sent" upon deposit in the U.S. Mails with adequate postage properly affixed, upon delivery to an express delivery service or upon the electronic submission through telephonic or Internet services, as applicable. Each Debtor hereby agrees and acknowledges that (i) with respect to Collateral that is: (A) perishable or threatens to decline speedily in value or (B) is of a type customarily sold on a recognized market (including but not limited to, Investment Property), no notice of disposition need be given; and (ii) with respect to Collateral not described in clause (i) of this Section 7(b), notification sent after default and ten days before any proposed disposition provides notice within a reasonable time before disposition.

     (c) Each Debtor hereby agrees and acknowledges that a commercially reasonable disposition of Inventory, Equipment, Computer Hardware and Software or Intellectual Property may be by lease or license of, in addition to the sale of, such Collateral. Each Debtor further agrees and acknowledges that a disposition (i) made in the usual manner on any recognized market, (ii) a disposition at the price current in any recognized market at the time of disposition or (iii) a disposition in conformity with reasonable commercial practices among dealers in the type of property subject to the disposition shall, in each case, be deemed commercially reasonable.

     (d) Any cash proceeds of any disposition by the U.S. Collateral Agent of any of the Collateral shall be applied by the U.S. Collateral Agent to payment of expenses in connection with the Collateral, including reasonable attorneys' fees and legal expenses, and thereafter to the ratable payment of the Liabilities, and thereafter any surplus will be paid to the applicable Debtor. The U.S. Collateral Agent need not apply or pay over for application noncash proceeds of collection and enforcement unless (i) the failure to do so would be commercially unreasonable and (ii) the affected Debtor has provided the U.S. Collateral Agent with a written demand to apply or pay over such noncash proceeds on such basis.

8.         General.  The U.S. Collateral Agent shall be deemed to have exercised
           -------
reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as any applicable Debtor requests in writing, but failure of the U.S. Collateral Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the U.S. Collateral Agent to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by any Debtor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

     All notices and requests hereunder shall be in writing (including facsimile transmission) and shall be sent to the applicable party at its address shown on
Schedule I hereto or at such other address as such party may, by written notice
----------
received by the U.S. Collateral Agent, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier shall be deemed to have been given when received.

     Each of the Debtors agrees to pay all expenses (including reasonable attorney's fees and legal expenses) paid or incurred by the U.S. Collateral Agent or any other Secured Party in endeavoring to collect the Liabilities of such Debtor, or any part thereof, and in enforcing this Agreement against such Debtor, and such obligations will themselves be Liabilities.

     No delay on the part of the U.S. Collateral Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the U.S. Collateral Agent of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

     This Security Agreement shall remain in full force and effect until all Liabilities have been paid in full and all Commitments have terminated. If at any time all or any part of any payment theretofore applied by the U.S. Collateral Agent or any other Secured Party to any of the Liabilities is or must be rescinded or returned by the U.S. Collateral Agent or such other Secured Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Debtor), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the U.S. Collateral Agent or such other Secured Party, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the U.S. Collateral Agent or such other Secured Party had not been made.

     This Agreement shall be construed in accordance with and governed by the laws of the State of New York(except to the extent that perfection, the effect of perfection or nonperfection, or the priority of the security interest granted hereunder may be determined in accordance with the Uniform Commercial Code of a different jurisdiction in accordance with New York law). Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     The rights and privileges of the U.S. Collateral Agent hereunder shall inure to the benefit of its successors and assigns.

     This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. At any time after the date of this Agreement, one or more additional persons or entities may become parties hereto by executing and delivering to the U.S. Collateral Agent a counterpart of this Agreement (including supplements to the Schedules hereto). Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all the terms of, this Agreement.

     This Agreement amends and restates in its entirety the Existing Security Agreement which, after the effectiveness hereof, shall no longer be effective (except for any provisions thereof which by their terms survive, or may be reinstated, after terminations thereof).

     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT
                                                      --------  -------
ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE U.S. COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET

FORTH ON SCHEDULE I HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN
         ----------
WRITING TO THE U.S. COLLATERAL AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY DEBTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH DEBTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     EACH OF EACH DEBTOR, THE U.S. COLLATERAL AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OTHER SECURED PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.


                                      UNITED RENTALS (NORTH AMERICA), INC.


                                      By:
                                         ---------------------------
                                      Title:
                                            ------------------------


                                      UNITED RENTALS, INC.


                                      By:
                                         ---------------------------
                                      Title:
                                            ------------------------


                                      BANK OF AMERICA, N.A.,
                                      as U.S. Collateral Agent for the
                                      Secured Parties


                                      By:
                                         ---------------------------
                                      Title:
                                            ------------------------






12804199 97403190                     Signature Page:
                                      Third Restated U.S. Security Agreement

                                      ADVANCE BARRICADES AND SIGNING, INC.
                                      ALL CITIES TRAILER EXCHANGE, INC.
                                      ARROW EQUIPMENT COMPANY
                                      A.S.C. PAVEMENT MARKINGS, INC.
                                      BAKERSFIELD COMPACTION EQUIPMENT
                                      BNR EQUIPMENT, INC.
                                      COAST LINE MARKING, INC.
                                      DEALER SERVICES COMPANY
                                      EQUIPMENT LEASING SERVICES, INC.
                                      FLASHER CO. OF KANSAS, INC.
                                      FLASHER COMPANY OF OKLAHOMA, INC.
                                      FRONTENAC EQUIPMENT, INC.
                                      HIGHWAY RENTALS, INC.
                                      HIGHWAY SUPPLY COMPANY
                                      HIGHWAY SAFETY SERVICE COMPANY
                                      JADCO SIGNING, INC.
                                      LECTRIC SAFETY LIGHTS CO.
                                      LIDDELL MANAGEMENT CO., INC.
                                      PAIGE BARRICADES, INC.
                                      PAUL E. CARLSON, INC.
                                      RENTALS UNLIMITED, INCORPORATED
                                      ROCKY MOUNTAIN SAFETY SERVICE, INC.
                                      RUSS ENTERPRISES, INC.
                                      SHORING AND SUPPLY COMPANY, INC.
                                      STATE BARRICADING, INC.
                                      SAFE-T-FLARE SERVICES, INC.
                                      THOESEN EQUIPMENT, INC.
                                      TRAFFIC MARKINGS SOUTH, INC.
                                      TRAFFIC SAFETY SERVICES, INC.
                                      TRI-MAC, CORPORATION
                                      UNITED RENTALS GULF, INC.
                                      UNITED RENTALS HIGHWAY TECHNOLOGIES, INC.
                                      UNITED RENTALS HIGHWAY
                                        TECHNOLOGIES GULF, INC.


                                      By:
                                         ------------------------------
                                      Title:
                                            ---------------------------

                                      UNITED RENTALS NORTHWEST, INC.
                                      UNITED RENTALS SOUTHEAST, INC.
                                      WANAMAKER RENTS, INCORPORATED



12804199 97403190                         Signature Page:
                                          Third Restated U.S. Security Agreement

                                      WARNING LITES OF INDIANA, INC.
                                      WARNING LITES OF IOWA, INC.
                                      WARNING LITES OF MINNESOTA, INC.
                                      WARNING SAFETY LIGHTS, INC.
                                      WARNING SAFETY LIGHTS OF GEORGIA, INC.
                                      WEST-CO RENTAL & SALES
                                      WLI INDUSTRIES, INC.
                                      WORK SIGNS, INC.    WORK ZONE, INC.
                                      WORK ZONE SAFETY, INC.
                                      WOUDENBERG ENTERPRISES, INC.
                                      WYNNE SYSTEMS, INC.


                                      By:
                                         ------------------------------
                                      Title:
                                            ---------------------------


                                      UNITED EQUIPMENT RENTALS GULF, L.P.
                                      By: United Rentals (North America), Inc.
                                      Its: General Partner


                                      By:
                                         ------------------------------
                                      Title:
                                            ---------------------------


                                      UNITED RENTALS HIGHWAY
                                        TECHNOLOGIES, L.P.
                                      By: United Rentals (North America), Inc.
                                      Its: General Partner


                                      By:
                                         ------------------------------
                                      Title:
                                            ---------------------------


                                      UNITED RENTALS SOUTHEAST, L.P.
                                      By: United Rentals (North America), Inc.
                                      Its: General Partner

                                      By:
                                         ------------------------------
                                      Title:
                                            ---------------------------


12804199 97403190                         Signature Page:
                                          Third Restated U.S. Security Agreement

                  ADDITIONAL SIGNATURE PAGE to the Third Restated U.S. Security Agreement dated as of April __, 2001 among United Rentals (North America), Inc. (the "Borrower"), United Rentals, Inc., Bank of America, N.A., as U.S. Collateral Agent, and various U.S. Subsidiaries of the Borrower.

                  The undersigned is executing a counterpart hereof for purposes of becoming a party hereto (and attached hereto is a supplement to Schedules I, II and III of such Security Agreement setting forth the information required thereby with respect to the undersigned for purposes of such Security Agreement):

                  [                    ]

                  By:________________________________
                  Name:______________________________
                  Title:_____________________________



12804199 97403190                         Signature Page:
                                          Third Restated U.S. Security Agreement

                                  SCHEDULE I
                             TO SECURITY AGREEMENT


                            CHIEF EXECUTIVE OFFICES
                            -----------------------

                                  SCHEDULE II
                             TO SECURITY AGREEMENT

                         ADDRESSES OF OTHER LOCATIONS
                         ----------------------------

                                 SCHEDULE III
                             TO SECURITY AGREEMENT

                         LIST OF INTELLECTUAL PROPERTY
                         -----------------------------

                                   EXHIBIT "E"

                           FORM OF CANADIAN GUARANTEE

     Guarantee dated as of [X], made by [Name of Guarantor] (the
"Guarantor") to and in favour of the Canadian Collateral Agent (as defined herein) and the other Canadian Secured Parties (as defined herein).

     WHEREAS:

A. The Chase Manhattan Bank of Canada, as Canadian administrative agent, and such other financial institutions (collectively, the "Lenders") as may from time to time be parties to the Credit Agreement (as hereinafter defined) have made certain credit facilities available to United Rentals of Canada, Inc. (the "Borrower") upon the terms and conditions contained in an amended and restated credit agreement dated as of April ____, 2001, among United Rentals (North America), Inc., United Rentals, Inc., the Borrower, The Chase Manhattan Bank as U.S. administrative agent and the Lenders (as amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time and including any agreement extending the maturity of, or refinancing or restructuring (including the inclusion of additional borrowers thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreements, whether or not with the same agents, co-agents or lenders, the "Credit Agreement");

B. One of the conditions of the Lenders agreeing to make credit facilities available to United Rentals (North America), Inc. and the Borrower under the Credit Agreement was that the Guarantor execute and deliver this guarantee, to and in favour of Bank of America Canada, as Canadian collateral agent (in such capacity, the "Canadian Collateral Agent") and the C $ Revolving Lenders (as defined in the Credit Agreement) (collectively, the "Canadian Secured Parties"), guaranteeing the payment and performance of all present and future debts, liabilities and obligations, direct or indirect, absolute or contingent, of the Borrower to the Canadian Collateral Agent and the other Canadian Secured Parties arising under, in connection with or pursuant to the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement); and

C. The Guarantor is a subsidiary (as construed in accordance with the Business Corporations Act ([Name of Jurisdiction])) of the Borrower and the Guarantor has determined that it is in the best interests of the Guarantor to enter into this guarantee;

     NOW THEREFORE in consideration of the foregoing, the sum of $10.00 now paid by the Canadian Collateral Agent and the other Canadian Secured Parties to the Guarantor and such other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Guarantor agrees as follows:

                                   ARTICLE 1
                                   GUARANTEE

Section 1.1 Guarantee.

     The Guarantor absolutely, irrevocably and unconditionally guarantees the due and punctual payment to the Canadian Secured Parties, whether at stated maturity, by acceleration or otherwise, of all present and future debts, liabilities and obligations, direct or indirect, absolute or contingent, of the Borrower to the Canadian Secured Parties or any of them arising pursuant to, or in respect of, the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) or any other document executed and delivered by the Borrower in connection with the Credit Agreement and all Hedging Obligations (as defined in the Credit Agreement) of the Borrower to the Canadian Secured Parties (all such obligations, the "Guaranteed Obligations") and promises to pay, on demand, any and all out-of-pocket expenses (including reasonable counsel fees and disbursements) incurred by or on behalf of the Canadian Secured Parties in enforcing any of their respective rights under this guarantee.

Section 1.2 Absolute Liability.

     The Guarantor guarantees that the Guaranteed Obligations will be paid to the Canadian Collateral Agent and the other Canadian Secured Parties strictly in accordance with their terms and conditions, that the Guarantor shall be liable as principal debtor and not solely as surety with respect to the payment of the Guaranteed Obligations and that the liability of the Guarantor under this guarantee shall be absolute, irrevocable and unconditional irrespective of:

     (a) the lack of validity or enforceability of any terms of any of the Loan Documents;

     (b) any contest by the Borrower, United Rentals (North America), Inc. or any other Person as to the amount of the Guaranteed Obligations, the validity or enforceability of any terms of the Loan Documents or the priority of any security granted to the Canadian Collateral Agent or the other Canadian Secured Parties;

     (c) any defence, counter-claim or right of set-off available to the Borrower;

     (d) any extension of the time or times for payment of the Guaranteed Obligations or any other indulgences which the Canadian Secured Parties may grant to the Borrower, United Rentals (North America),

          Inc. or any other Person or any amendment to, or alteration or renewal of, any of the Loan Documents or the Guaranteed Obligations;

     (e) any dealings with the security which the Canadian Secured Parties hold or may hold pursuant to the terms and conditions of the Loan Documents, including the taking, giving up or exchange of securities, their variation or realization, the accepting of compositions and the granting of releases and discharges, and any release of any other guarantor of the Guaranteed Obligations;

     (f)  the assignment of all or any part of the benefits of this guarantee;

     (g) any invalidity, non-perfection or unenforceability of any security held by the Canadian Secured Parties or any irregularity or defect in the manner or procedure by which the Canadian Collateral Agent and the other Canadian Secured Parties realize on such security; and

     (h) any other circumstances which might otherwise constitute a defence available to, or a discharge of, the Guarantor, the Borrower, United Rentals (North America), Inc. or any other Person in respect of the Guaranteed Obligations or this guarantee.

                                    ARTICLE 2
                                  ENFORCEMENT

Section 2.1 Remedies.

     The Canadian Secured Parties shall not be bound to exhaust their recourse against the Borrower, United Rentals (North America), Inc. or any other Person or realize on any security they may hold in respect of the Guaranteed Obligations before being entitled to payment under this guarantee and the Guarantor renounces all benefits of discussion and division.

Section 2.2 Impairment of Security.

     Any loss of, or loss of value of, any security granted to any of the Canadian Secured Parties by the Borrower, United Rentals (North America), Inc. or any other Person shall not discharge pro tanto or limit or lessen the liability of the Guarantor under this guarantee.

Section 2.3 Amount of Guaranteed Obligations.

     Any account settled or stated by or between the Canadian Collateral Agent and the Borrower, or if any such account has not been settled or stated immediately before demand for payment under this guarantee, any account stated by the Canadian Collateral Agent shall, in the absence of manifest mathematical error, be accepted by the Guarantor as conclusive evidence of the amount of the Guaranteed Obligations which is due by the Borrower to the Canadian Secured Parties or remains unpaid by the Borrower to the Canadian Secured Parties.

Section 2.4 Payment on Demand.

     The obligation of the Guarantor to pay the amount of the Guaranteed Obligations and all other amounts payable by it to the Canadian Secured Parties under this guarantee shall arise, and the Guarantor shall make such payments, immediately after demand for same is made in writing to it. The liability of the Guarantor shall bear interest from the date of such demand at the rate or rates of interest then applicable to the Guaranteed Obligations under and calculated in the manner provided in the Loan Documents (including any adjustment to give effect to the provisions of the Interest Act (Canada)).

Section 2.5 Assignment and Postponement.

(1) All obligations, liabilities and indebtedness of the Borrower, United Rentals, Inc. and each of their respective Subsidiaries to the Guarantor of any nature whatsoever and all security therefor (the "Intercorporate Indebtedness") are assigned and transferred to the Canadian Collateral Agent for the benefit of the Canadian Collateral Agent and the other Canadian Secured Parties as continuing and collateral security for the Guarantor's obligations under this guarantee. Subject to Section 2.5(2) and
     Section 2.5(3), until notice by the Canadian Collateral Agent to the Guarantor that the Guaranteed Obligations have become due and payable, the Guarantor may receive payments in respect of the Intercorporate Indebtedness in accordance with their terms. The Guarantor shall not, except with the written consent of the Canadian Collateral Agent and the other Canadian Secured Parties, assign all or any part of the Intercorporate Indebtedness to any Person other than the Canadian Collateral Agent or the other Canadian Secured Parties.

(2) Upon the occurrence and during the continuance of an Event of Default under and as defined in the Credit Agreement, all Intercorporate Indebtedness shall be held in trust for the Canadian Secured Parties and shall be collected, enforced or proved subject to, and for the purpose of, this guarantee and any payments received by the Guarantor in respect of the Intercorporate Indebtedness shall be segregated from other funds and property held by the Guarantor and immediately paid to the Canadian Collateral Agent on account of the Guaranteed Obligations.

(3) Upon the occurrence and during the continuance of an Event of Default under and as defined in the Credit Agreement, the Canadian Secured Parties shall be entitled to receive payment of the Guaranteed Obligations in full before the Guarantor receives any payment on account of the Intercorporate

     Indebtedness. In such case, the Intercorporate Indebtedness shall not be released or withdrawn by the Guarantor unless the Canadian Collateral Agent's written consent to the release or withdrawal is first obtained. The Guarantor shall not permit the prescription of the Intercorporate Indebtedness by any statute of limitations or ask for or obtain any security or negotiable paper for, or other evidence of, the Intercorporate Indebtedness except for the purpose of delivering the same to the Canadian Collateral Agent.

Section 2.6 Suspension of Guarantor Rights.

     The Guarantor irrevocably waives any rights which it may at any time have by reason of the performance of any of its obligations under this guarantee (i) to be indemnified by the Borrower, (ii) to claim contribution from any other guarantor of the debts, liabilities or obligations of the Borrower, or (iii) subject to Section 2.8, to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Canadian Secured Parties under any of the Loan Documents.

Section 2.7 No Prejudice to Canadian Secured Parties or Canadian Collateral
            Agent.

     The Canadian Secured Parties shall not be prejudiced in any way in the right to enforce any provision of this guarantee by any act or failure to act on the part of the Borrower, United Rentals (North America), Inc., United Rentals, Inc., the Canadian Collateral Agent or the other Canadian Secured Parties. The Canadian Collateral Agent and the other Canadian Secured Parties may, at any time and from time to time, in such manner as any of them may determine is expedient, without any consent of, or notice to, the Guarantor and without impairing or releasing the obligations of the Guarantor (i) change the manner, place, time or terms of payment of, or renew or alter, the Guaranteed Obligations, (ii) renew, increase or otherwise vary any credit or credit facilities to, or the terms or conditions of any transaction with, the Borrower, United Rentals (North America), Inc. or any other Person, (iii) release, compound or vary the liability of the Borrower, United Rentals (North America), Inc. or any other Person liable in any manner under or in respect of the Guaranteed Obligations, (iv) exercise or enforce or refrain from exercising or enforcing any right or security against the Borrower, United Rentals (North America), Inc., the Guarantor or any other Person, and (v) apply any sums from time to time received to the Guaranteed Obligations. In their dealings with the Borrower and United Rentals (North America), Inc., the Canadian Collateral Agent and the other Canadian Secured Parties need not enquire into the authority or power of any Person purporting to act for or on behalf of the Borrower or United Rentals (North America), Inc.

Section 2.8 No Subrogation.

     The Guarantor irrevocably waives any claim, remedy or other right which it may now have or hereafter acquire against the Borrower that arises from the existence, payment, performance or enforcement of the Guarantor's obligations under this guarantee, including any right of subrogation, reimbursement, exoneration or indemnification or any right to participate in any claim or remedy of the Canadian Secured Parties against the Borrower or any collateral which the Canadian Secured Parties now have or hereafter acquire, whether or not such claim, remedy or other right is reduced to judgment or is liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured, and whether or not such claim, remedy or other right arises in equity or under contract, statute or common law. The Guarantor further agrees that the Borrower shall be an intended third party beneficiary of the Guarantor's waiver contained in this Section 2.8. If any amount is paid to the Guarantor in violation of this section and, at such time, the Canadian Secured Parties' claims against the Borrower in respect of the Guaranteed Obligations shall not have been paid in full, any amount paid to the Guarantor shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Canadian Secured Parties, and shall immediately be paid to the Canadian Collateral Agent to be credited and applied upon such Guaranteed Obligations. The Guarantor acknowledges that it will receive direct and indirect benefits from the transactions contemplated by this guarantee and that the waiver in this
Section 2.8 is knowingly made in contemplation of such benefits.

Section 2.9 No Set-off.

     To the fullest extent permitted by law, the Guarantor shall make all payments under this guarantee without regard to any defence, counter-claim or right of set-off available to it.

Section 2.10 Successors of the Borrower.

     Any change or changes in the name of, or reorganization (whether by way of reconstruction, consolidation, amalgamation, merger, transfer, sale, lease or otherwise) of, the Borrower or its business shall not affect or in any way limit or lessen the liability of the Guarantor under this guarantee or under any of the Guarantor Security Agreements (as defined below). This guarantee and the Guarantor Security Agreements shall extend to any person, firm or corporation acquiring or from time to time carrying on the business of the Borrower.

Section 2.11 Continuing Guarantee.

     This guarantee is a continuing guarantee. It extends to all present and future Guaranteed Obligations, applies to and secures the ultimate balance of the Guaranteed Obligations due or remaining due to the Canadian Collateral Agent and the other Canadian Secured Parties and shall be binding as a continuing obligation of the Guarantor until the Canadian Collateral Agent and the other Canadian Secured Parties release the Guarantor. This guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Canadian Secured Parties upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though the payment had not been made.

Section 2.12 Supplemental Security.

     This guarantee is in addition and without prejudice to and supplemental to all other guarantees and securities held or which may hereafter be held by the Canadian Secured Parties.

Section 2.13 Security for Guarantee.

     The Guarantor acknowledges that this guarantee is intended to secure payment of the Guaranteed Obligations and that the payment of the Guaranteed Obligations and the other obligations of the Guarantor under this guarantee are secured pursuant to the terms and provisions of those agreements described in Schedule "A" (collectively, the "Guarantor Security Agreements").

Section 2.14 Right of Set-off.

     Upon the occurrence and during the continuance of any Event of Default under and as defined in the Credit Agreement, the Canadian Collateral Agent and each of the other Canadian Secured Parties are authorized by the Guarantor at any time and from time to time and may, to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Canadian Collateral Agent or the other Canadian Secured Parties to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing irrespective of whether or not (i) the Canadian Secured Parties have made any demand under this guarantee, or (ii) any of the obligations comprising the Guaranteed Obligations are contingent or unmatured. The rights of the Canadian Collateral Agent and the other Canadian Secured Parties under this Section 2.14 are in addition and without prejudice to and supplemental to other rights and remedies which the Canadian Collateral Agent and the other Canadian Secured Parties may have.

Section 2.15 Interest Act (Canada).

     The Guarantor acknowledges that certain of the rates of interest applicable to the Guaranteed Obligations may be computed on the basis of a year of 360 days or 365 days, as the case may be and paid for the actual number of days elapsed. For purposes of the Interest Act (Canada), whenever any interest is calculated using a rate based on a year of 360 days or 365 days, as the case may be, such rate determined pursuant to such calculation, when expressed as an annual rate is equivalent to (i) the applicable rate based on a year of 360 days or 365 days, as the case may be, (ii) multiplied by the actual number of days in the calendar year in which the period for such interest is payable (or compounded) ends, and
(iii) divided by 360 or 365, as the case may be.

Section 2.16 Taxes and Other Taxes.

(1) All payments to the Canadian Collateral Agent or the other Canadian Secured Parties by the Guarantor under this guarantee or under any of the Guarantor Security Agreements shall be made free and clear of and without deduction or withholding for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (all non-excluded items being called "Taxes"). If any withholding or deduction from any payment to be made by the Guarantor hereunder (including any additional amount or amounts to be paid under this Section 2.16) is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Guarantor will:

     (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

     (b) promptly forward to the Canadian Collateral Agent an official receipt or other documentation satisfactory to the Canadian Collateral Agent evidencing such payment to such authority; and

     (c) pay to the Canadian Collateral Agent for the account of the Canadian Secured Parties such additional amount or amounts as is necessary to ensure that the net amount actually received by each Canadian Secured Parties will equal the full amount such Canadian Secured Parties would have received had no such withholding or deduction been required.

     Moreover, if any Taxes are directly asserted against the Canadian Collateral Agent or any other Canadian Secured Party with respect to any payment received by the Canadian Collateral Agent or such other Canadian Secured Party hereunder, the Canadian Collateral Agent or such other Canadian Secured Party may pay such Taxes and the Guarantor will promptly pay such additional amounts (including any penalty, interest and expense) as is necessary in order that the net amount received by such Person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Person would have received had such Taxes not been asserted.

(2) If the Guarantor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Canadian Collateral Agent, for the account of the applicable Canadian Secured Parties, the required receipts or other required documentary evidence, the Guarantor shall indemnify such Canadian Secured Parties for any incremental Taxes, interest or penalties that may become payable by any such Canadian Secured Party as a result of any such failure. For purposes of this Section 2.16, a distribution hereunder by the Canadian Collateral Agent or any Canadian Secured Party to or for the account of any Canadian Secured Party shall be deemed a payment by the Guarantor.

(3) The provisions of this Section 2.16 shall survive the termination of this guarantee.

Section 2.17 Judgment Currency.

(1) If for the purposes of obtaining judgment in any court it is necessary to convert all or any part of the Guaranteed Obligations or any other amount due to a Canadian Secured Party in respect of the Guarantor's obligations under this guarantee in any currency (the "Original Currency") into another currency (the "Other Currency"), the Guarantor, to the fullest extent that it may effectively do so, agrees that the rate of exchange used shall be that at which, in accordance with normal banking procedures, such Canadian Secured Party, as the case may be, could purchase the Original Currency with the Other Currency on the Business Day preceding that on which final judgment is paid or satisfied.

(2) The obligations of the Guarantor in respect of any sum due in the Original Currency from it to any Canadian Secured Party shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by such Canadian Secured Party of any sum adjudged to be so due in such Other Currency such Canadian Secured Party may, in accordance with its normal banking procedures, purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to such Canadian Secured Party in the Original Currency, the Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Canadian Secured Party against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to such Canadian Secured Party in the Original Currency, such Canadian Secured Party agrees to remit such excess to the Guarantor.

                                   ARTICLE 3
                                    GENERAL

Section 3.1 Notices, etc.

     Any notice, direction or other communication to be given under this guarantee shall, except as otherwise permitted, be in writing and given by delivering it or sending it by telecopy or other similar form of recorded communication addressed:

     (a)  if to the Guarantor, to it at:

          c/o United Rentals, Inc.
          Four Greenwich Office Park
          Greenwich, Connecticut 06830
          USA

          Attention:    Chief Financial Officer

          Telephone:    (203) 622-3131
          Telecopier:   (203) 622-6080

     (b) if to the Canadian Collateral Agent or the other Canadian Secured Parties, to the Canadian Collateral Agent at:

          200 Front Street West
          Suite 2500
          Toronto, Ontario
          M5V 3L2

          Attention:    Medina Sales de Andrade

          Telephone:    (416) 349-4100
          Telecopier:   (416) 349-4283

Any such communication shall be deemed to have been validly and effectively given (i) if personally delivered, on the date of such delivery if such date is a Business Day and such delivery was made prior to 4:00 p.m. (Toronto time), otherwise on the next Business Day, and (ii) if transmitted by facsimile or similar means of recorded communication, on the Business Day following the date of transmission. Any party may change its address for service from time to time by notice given in accordance with the foregoing and any subsequent notice shall be sent to the party at its changed address.

Section 3.2 Defined Terms.

     Capitalized terms used in this guarantee and not otherwise defined have the meanings specified in the Credit Agreement.

Section 3.3 Gender and Number.

     Any reference in this guarantee to gender shall include all genders and words importing the singular number only shall include the plural and vice versa.

Section 3.4 Headings, etc.

     The division of this guarantee into Articles and Sections and the insertion of headings are for convenient reference only and are not to affect the interpretation of this guarantee.

Section 3.5 Currency.

     All references in this guarantee to dollars, unless otherwise specifically indicated, are expressed in Canadian currency.

Section 3.6 Successors and Assigns.

     This guarantee shall be binding upon the Guarantor, its successors and assigns, and shall enure to the benefit of the Canadian Secured Parties and their respective successors and assigns. All rights of the Canadian Collateral Agent and the other Canadian Secured Parties shall be assignable and in any action brought by an assignee to enforce any such right, the Guarantor shall not assert against the assignee any claim or defence which the Guarantor now has or hereafter may have against the Canadian Collateral Agent or any of the other Canadian Secured Parties.

Section 3.7 Severability.

     If any provision of this guarantee is deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

Section 3.8 Governing Law.

     This guarantee shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

     IN WITNESS WHEREOF the Guarantor has caused this Guarantee to be executed by its duly authorized officer as of the date first above written.



                                                   GUARANTOR

                                                   By:
                                                      --------------------------
                                                      Authorized Signing Officer

                                  SCHEDULE "A"
                               GUARANTOR SECURITY

1. Security agreement dated as of the date hereof made by the Guarantor to and in favour of the Canadian Collateral Agent

                                   EXHIBIT "F"

                       FORM OF CANADIAN SECURITY AGREEMENT

     Security agreement dated as of [x] made by [Canadian Subsidiary] (the "Obligor") to and in favour of the Canadian Collateral Agent (as defined herein).

     WHEREAS:

     A. The Chase Manhattan Bank of Canada and such other financial institutions (collectively, the "Lenders") as may from time to time be parties to the Credit Agreement (as hereinafter defined) have made certain credit facilities available to United Rentals of Canada, Inc. (the "Borrower") upon the terms and conditions contained in an amended and restated credit agreement dated as of April ____, 2001, among United Rentals (North America), Inc., the Borrower , The Chase Manhattan Bank of Canada, as Canadian administrative agent (in such capacity, the "Canadian Administrative Agent"), the Chase Manhattan Bank, as U.S. administrative agent and the Lenders (as amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time and including any agreement extending the maturity of, or refinancing or restructuring (including the inclusion of additional borrowers thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreements, whether or not with the same agents, co-agents or lenders, the "Credit Agreement");

     B. Pursuant to the Credit Agreement, Bank of America Canada has been appointed as Canadian Collateral Agent (in such capacity, together with any successor in such capacity, the "Canadian Collateral Agent") to act on behalf of the Canadian Secured Parties (as defined herein) with respect to this agreement and certain other Canadian Security Documents (as defined in the Credit Agreement);

     C. The Obligor, pursuant to a guarantee dated as of the date hereof (the "Guarantee") in favour of the Canadian Collateral Agent and the other Canadian Securities Parties (as defined herein), guaranteed the payment and performance of all present and future debts, liabilities and obligations, direct and indirect, absolute or contingent, of the Borrower to the Canadian Collateral Agent and the other Canadian Secured Parties (as defined herein) arising under, in connection with or pursuant to the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) or any other document executed and delivered by the Borrower in connection with the Credit Agreement and all Hedging Obligations (as defined in the Credit Agreement) of the Borrower; and

     D. The Obligor has agreed to execute and deliver this security agreement to and in favour of the Canadian Collateral Agent as security for the payment and performance of all debts, liabilities and obligations including all charges and fees of the Canadian Collateral Agent and the other Canadian Secured Parties (as defined herein) due from the Obligor to the Canadian Collateral Agent and the other Canadian Secured Parties (as defined herein) pursuant to or in connection with the Guarantee or the other Loan Documents (as defined in the Credit Agreement) to which it is a party.

     NOW THEREFORE in consideration of the foregoing, the sum of $10.00 now paid by the Canadian Collateral Agent and the other Canadian Secured Parties (as defined herein) to the Obligor and such other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Obligor, the Obligor agrees as follows:

                                  ARTICLE 1
                                   SECURITY

Section 1.1 Terms Incorporated by Reference.

     Terms defined in the Personal Property Security Act (Ontario) (as amended from time to time, the "PPSA") and used in this security agreement shall have the same meanings.

Section 1.2 Grant of Security.

     Subject to Section 1.5, the Obligor grants to the Canadian Collateral Agent, for its own benefit as a C $ Revolving Lender (as defined in the Credit Agreement) and as agent and in trust for the rateable benefit of itself and the other Canadian Secured Parties (as defined herein), a security interest in all the Obligor's right, title and interest in and to the personal property and undertaking of the Obligor now owned or hereafter acquired (collectively, the "Collateral") including, without limitation, any and all of the Obligor's:

     (a) inventory including goods held for sale, lease or resale, goods furnished or to be furnished to third parties under contracts of lease, consignment or service, goods which are raw materials or work in process, goods used in or procured for packing and materials used or consumed in the business of the Obligor;

     (b) equipment, machinery, furniture, fixtures, plants, vehicles and other goods of every kind and description and all licences and other rights and all records, files, charts, plans, drawings, specifications, manuals and documents relating thereto;

     (c) accounts due or accruing due and all agreements, books, accounts, invoices, letters, documents and papers recording, evidencing or relating thereto;

     (d)  money, documents of title, chattel paper, instruments and securities;

     (e) intangibles including all security interests, goodwill, choses in action and other contractual benefits and all trade marks, trade mark registrations and pending trade mark applications, patents and pending patent applications and copyrights and other intellectual property (collectively, the "Intellectual Property");

     (f) substitutions and replacements of and increases, additions and, where applicable, accessions to the property described in Sections 1.2(a)-(e) inclusive; and

     (g) proceeds in any form derived directly or indirectly from any dealing with all or any part of the property described in Sections 1.2(a)-(f) inclusive or the proceeds of such proceeds.

Section 1.3 Obligations Secured.

(1) The security interest granted hereby (the "Security Interest") secures the payment and performance of all debts, liabilities and obligations including all charges and fees of the Canadian Collateral Agent and the C $ Revolving Lenders (as defined in the Credit Agreement) (including any assignees or participants thereof) (collectively, the "Canadian Secured Parties") due from the Obligor to the Canadian Secured Parties pursuant to or in connection with the Guarantee and each of the other Loan Documents (as defined in the Credit Agreement) to which it is a party or any other document executed and delivered by the Obligor in connection with the Credit Agreement (collectively, and together with the expenses, costs and charges set out in Section 1.3(2), the "Obligations").

(2) All expenses, costs and charges incurred by or on behalf of the Canadian Collateral Agent and the other Canadian Secured Parties in connection with this security agreement, the Security Interest or the Collateral, including all legal fees, court costs, receiver's or agent's remuneration and other expenses of taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment for the Collateral, and of taking, defending or participating in any action or proceeding in connection with any of the foregoing matters or otherwise in connection with the Canadian Collateral Agent's or any other Canadian Secured Party's interest in any Collateral, whether or not directly relating to the enforcement of this security agreement or any other Loan

     Document (as defined in the Credit Agreement), shall be added to and form a part of the Obligations.

Section 1.4 Attachment.

(1) The Obligor acknowledges that (i) value has been given, (ii) it has rights in the Collateral (other than after-acquired Collateral), (iii) it has not agreed to postpone the time of attachment of the Security Interest, and
     (iv) it has received a duplicate original copy of this security agreement.

(2) If the Obligor acquires Collateral consisting of chattel paper, instruments, securities or negotiable documents of title (collectively, "Negotiable Collateral"), the Obligor will, immediately upon receipt, deliver to the Canadian Collateral Agent the Negotiable Collateral, other than Negotiable Collateral that is chattel paper or instruments and has been acquired by the Obligor in the ordinary course of business, and shall, at the request of the Canadian Collateral Agent (i) cause the transfer of the Negotiable Collateral to the Canadian Collateral Agent to be registered wherever, in the opinion of the Canadian Collateral Agent, such registration may be required or advisable, (ii) duly endorse the same for transfer in blank or as the Canadian Collateral Agent may direct, and (iii) immediately deliver to the Canadian Collateral Agent any and all consents or other documents which may be necessary to effect the transfer of the Negotiable Collateral to the Canadian Collateral Agent or any third party.

(3) The Obligor will promptly inform the Canadian Collateral Agent in writing of the acquisition by the Obligor of any personal property which is not adequately described in this security agreement, and the Obligor will execute and deliver, at its own expense, from time to time, amendments to this security agreement or additional security agreements as may be required by the Canadian Collateral Agent.

Section 1.5 Scope of Security Interest.

(1) To the extent that the creation of the Security Interest would constitute a breach or permit the acceleration or termination of any agreement, right, licence or permit of the Obligor (each, a "Restricted Asset"), the Security Interest created hereunder will constitute a trust created in favour of the Canadian Secured Parties pursuant to which the Obligor shall hold as trustee its interest in all proceeds arising under or in connection with the Restricted Asset in trust for the Canadian Collateral Agent on the following basis:

          (i) until the Security Interest has become enforceable, the Obligor shall be entitled to receive all such proceeds; and

          (ii) whenever the Security Interest has become enforceable, all rights of the Obligor to receive such proceeds shall cease, the Obligor shall at the request of the Canadian Collateral Agent take all such actions to collect and enforce payment and other rights arising under the Restricted Asset in accordance with the instructions of the Canadian Collateral Agent and all such proceeds arising under or in connection with the Restricted Asset shall be immediately paid over to the Canadian Collateral Agent for the benefit of the Canadian Secured Parties.

     The Obligor shall not exercise any rights of set-off with respect to amounts payable under or in connection with any Restricted Asset and shall use its best efforts to ensure that no other party to the Restricted Asset shall exercise any rights of set-off against any amounts payable thereunder. The Obligor shall use its best efforts to obtain the consent of each other party to the Restricted Asset to the creation of a security interest in the Restricted Asset in favour of the Canadian Collateral Agent in accordance with this security agreement and shall use its best efforts to ensure that all agreements entered into on and after the date hereof expressly permit the creation of a security interest in the Restricted Asset in favour of the Canadian Collateral Agent in accordance with the terms of this security agreement.

(2) Until the Security Interest shall have become enforceable, the grant of the Security Interest in the Intellectual Property shall not affect in any way the Obligor's rights to commercially exploit the Intellectual Property, defend it, enforce the Obligor's rights in it or with respect to it against third parties in any court or claim and be entitled to receive any damages with respect to any infringement of it.

(3)  The Security Interest shall not extend to consumer goods.

(4) The Security Interest shall not extend or apply to the last day of the term of any lease or sublease or any agreement for a lease or sublease, now held or hereafter acquired by the Obligor in respect of real property, but the Obligor shall stand possessed of any such last day upon trust to assign and dispose of it as the Canadian Collateral Agent may direct.

Section 1.6 Grant of Licence to Use Intellectual Property.

     For purposes of enabling the Canadian Collateral Agent to exercise its rights and remedies pursuant to Article 2, at such time as the Canadian Collateral Agent shall be lawfully entitled to exercise its rights and remedies and for no other purpose, the Obligor grants to the Canadian Collateral Agent an irrevocable, nonexclusive licence (exercisable without payment of royalty or other compensation to the Obligor) to use, assign or sublicense any of the Intellectual Property wherever the same may be located, including in such licence access to (i) all media in which any of the licensed items may be recorded or stored, and (ii) all computer programs used for compilation or print-out.

Section 1.7 Care and Custody of Collateral.

(1) The Canadian Collateral Agent and the other Canadian Secured Parties shall have no obligation to keep Collateral in their possession identifiable.

(2) The Canadian Collateral Agent may, after the Security Interest shall have become enforceable, (i) notify any person obligated on an account or on chattel paper or any obligor on an instrument to make payments to the Canadian Collateral Agent whether or not the Obligor was previously making collections on such accounts, chattel paper or instruments, and (ii) assume control of any proceeds arising from the Collateral.

                              ARTICLE 2 ENFORCEMENT

Section 2.1 Enforcement.

     The Security Interest shall be and become enforceable against the Obligor upon the occurrence and during the continuance of an Event of Default (under and as defined in the Credit Agreement).

Section 2.2 Remedies.

     Whenever the Security Interest has become enforceable, the Canadian Collateral Agent may realize upon the Collateral and enforce the rights of the Canadian Collateral Agent and the other Canadian Secured Parties by:

     (a) entry onto any premises where Collateral consisting of tangible personal property may be located;

     (b) entry into possession of the Collateral by any method permitted by law;

     (c)  sale or lease of all or any part of the Collateral;

     (d)  collection of any proceeds arising in respect of the Collateral;

     (e) collection, realization or sale of, or other dealing with, the accounts;

     (f) appointment by instrument in writing of a receiver (which term as used in this security agreement includes a receiver and manager) or agent of all or any part of the Collateral and removal or replacement from time to time of any receiver or agent;

     (g) institution of proceedings in any court of competent jurisdiction for the appointment of a receiver of all or any part of the Collateral;

     (h) institution of proceedings in any court of competent jurisdiction for sale or foreclosure of all or any part of the Collateral;

     (i) filing of proofs of claim and other documents to establish claims to the Collateral in any proceeding relating to the Obligor; and

     (j) any other remedy or proceeding authorized or permitted under the PPSA or otherwise by law or equity.

     Such remedies may be exercised from time to time separately or in combination and are in addition to, and not in substitution for, any other rights of the Canadian Collateral Agent and the other Canadian Secured Parties however created. The Canadian Collateral Agent shall not be bound to exercise any right or remedy, and the exercise of rights and remedies shall be without prejudice to the rights of the Canadian Collateral Agent and the other Canadian Secured Parties in respect of the Obligations including the right to claim for any deficiency.

Section 2.3 Additional Rights.

     In addition to the remedies set forth in Section 2.2, the Canadian Collateral Agent may, whenever the Security Interest has become enforceable:

     (a) require the Obligor, at the Obligor's expense, to assemble the Collateral at a place or places designated by notice in writing and the Obligor agrees to so assemble the Collateral;

     (b) require the Obligor, by notice in writing, to disclose to the Canadian Collateral Agent the location or locations of the Collateral and the Obligor agrees to make such disclosure when so required;

     (c) repair, process, modify, complete or otherwise deal with the Collateral and prepare for the disposition of the Collateral, whether on the premises of the Obligor or otherwise;

     (d) carry on all or any part of the business of the Obligor and, to the exclusion of all others including the Obligor, enter upon, occupy and use all or any of the premises, buildings, and other property of or used by the Obligor for such time as the Canadian Collateral Agent sees fit, free of charge, and the Canadian Collateral Agent and the other Canadian Secured Parties shall not be liable to the Obligor for any act, omission or negligence in so doing or for any rent, charges, depreciation or damages incurred in connection with or resulting from such action;

     (e) borrow for the purpose of carrying on the business of the Obligor or for the maintenance, preservation or protection of the Collateral and grant a security interest in the Collateral, whether or not in priority to the Security Interest, to secure repayment; and

     (f) commence, continue or defend any judicial or administrative proceedings for the purpose of protecting, seizing, collecting, realizing on or obtaining possession or payment of the Collateral, and give good and valid receipts and discharges in respect of the Collateral and compromise or give time for the payment or performance of all or any part of the accounts or any other obligation of any third party to the Obligor.

Section 2.4 Receiver's Powers.

(1) Any receiver appointed by the Canadian Collateral Agent shall be vested with the rights and remedies which could have been exercised by the Canadian Collateral Agent in respect of the Obligor or the Collateral and such other powers and discretions as are granted in the instrument of appointment and any supplemental instruments. The identity of the receiver, its replacement and its remuneration shall be within the sole and unfettered discretion of the Canadian Collateral Agent.

(2) Any receiver appointed by the Canadian Collateral Agent shall act as agent for the Canadian Collateral Agent for the purposes of taking possession of the Collateral, but otherwise and for all other purposes (except as provided below), as agent for the Obligor. The receiver may sell, lease, or otherwise dispose of Collateral as agent for the Obligor or as agent for the Canadian Collateral Agent as the Canadian Collateral Agent may determine in its discretion. The Obligor agrees to ratify and confirm all actions of the receiver acting as agent for the Obligor, and to release and indemnify the receiver in respect of all such actions.

(3) The Canadian Collateral Agent, in appointing or refraining from appointing any receiver, shall not incur liability to the receiver, the Obligor or otherwise and shall not be responsible for any misconduct or negligence of such receiver.

Section 2.5 Appointment of Attorney.

     The Obligor irrevocably appoints the Canadian Collateral Agent (and any of its officers) as attorney of the Obligor (with full power of substitution) to do, make and execute, in the name of and on behalf of the Obligor, all such further acts, documents, matters and things which the Canadian Collateral Agent may deem necessary or advisable to accomplish the purposes of this security agreement including the execution, endorsement and delivery of documents and any notices, receipts, assignments or verifications of the accounts. All acts of the attorney are ratified and approved, and the attorney shall not be liable for any act, failure to act or any other matter or thing, except for its own gross negligence or wilful misconduct.

Section 2.6 Dealing with the Collateral.

(1) The Canadian Collateral Agent and the other Canadian Secured Parties shall not be obliged to exhaust their recourse against the Obligor or any other person or against any other security they may hold in respect of the Obligations before realizing upon or otherwise dealing with the Collateral in such manner as the Canadian Collateral Agent may consider desirable.

(2) The Canadian Collateral Agent and the other Canadian Secured Parties may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Obligor and with other persons, sureties or securities as they may see fit without prejudice to the Obligations, the liability of the Obligor or the rights of the Canadian Collateral Agent and the other Canadian Secured Parties in respect of the Collateral.

(3) Except as otherwise provided by law or this security agreement, the Canadian Collateral Agent and the other Canadian Secured Parties shall not be (i) liable or accountable for any failure to collect, realize on or obtain payment in respect of the Collateral, (ii) bound to institute proceedings for the purpose of collecting, enforcing, realizing on or obtaining payment of the Collateral or for the purpose of preserving any rights of any persons in respect of the Collateral, (iii) responsible for any loss occasioned by any sale or other dealing with the Collateral or by the retention of or failure to sell or otherwise deal with the Collateral, or (iv) bound to protect the Collateral from depreciating in value or becoming worthless.

Section 2.7 Standards of Sale.

     Without prejudice to the ability of the Canadian Collateral Agent to dispose of the Collateral in any manner which is commercially reasonable, the Obligor acknowledges that:

     (a)  Collateral may be disposed of in whole or in part;

     (b) Collateral may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;

     (c) any assignee of such Collateral may be the Canadian Collateral Agent, another Canadian Secured Party or a customer of any such person;

     (d) any sale conducted by the Canadian Collateral Agent shall be at such time and place, on such notice and in accordance with such procedures as the Canadian Collateral Agent, in its sole discretion, may deem advantageous;

     (e) Collateral may be disposed of in any manner and on any terms necessary to avoid violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that the prospective bidders and purchasers have certain qualifications, and restrict the prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of the Collateral) or in order to obtain any required approval of the disposition (or of the resulting purchase) by any governmental or regulatory authority or official;

     (f) a disposition of Collateral may be on such terms and conditions as to credit or otherwise as the Canadian Collateral Agent, in its sole discretion, may deem advantageous; and

     (g) the Canadian Collateral Agent may establish an upset or reserve bid or price in respect of Collateral.

Section 2.8 Dealings by Third Parties.

(1) No person dealing with the Canadian Collateral Agent, any of the other Canadian Secured Parties or an agent or receiver shall be required to determine (i) whether the Security Interest has become enforceable, (ii) whether the powers which such person is purporting to exercise have become exercisable, (iii) whether any money remains due to the Canadian Collateral Agent or the other Canadian Secured Parties by the Obligor, (iv) the necessity or expediency of the stipulations and conditions subject to which any sale or lease is made, (v) the propriety or regularity of any sale or other dealing by the Canadian Collateral Agent or any other Canadian Secured Parties with the Collateral, or (vi) how any money paid to the Canadian Collateral Agent or other Canadian Secured Parties has been applied.

(2) Any purchaser of all or any part of the Collateral from the Canadian Collateral Agent or any receiver or agent shall hold the Collateral absolutely, free from any claim or right of whatever kind, including any equity of redemption, of the Obligor, which it specifically waives (to the fullest extent permitted by law) as against any such purchaser together with all rights of redemption, stay or appraisal which the Obligor has or may have under any rule of law or statute now existing or hereafter adopted.

                                    ARTICLE 3
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.1 Representations and Warranties.

     The Obligor hereby represents and warrants to and in favour of the Canadian Collateral Agent and the other Canadian Secured Parties acknowledging and confirming that the Canadian Collateral Agent and each other Canadian Secured Parties is relying thereon without independent inquiry in connection with the acceptance of this security agreement as security for the Obligations, that:

     (a) no financing statement or other document creating a security interest (other than (i) any which may have been filed on behalf of the Canadian Collateral Agent, (ii) financing statements registered under the PPSA or any other applicable personal property security legislation which are expressly permitted by the Credit Agreement) covering any of the Collateral is on file in any public office;

     (b) the Obligor is and will be the lawful owner of all Collateral, free of all liens and claims whatsoever, other than the security interest hereunder and liens and claims expressly permitted by the Credit Agreement (the "Permitted Liens"), with full power and authority to execute this security agreement and perform the Obligor's obligations hereunder, and to subject the Collateral to the security interest hereunder;

     (c) all information with respect to Collateral and account debtors of the Obligor set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by the Obligor to the Canadian Collateral Agent or any other Canadian Secured Parties and all other written information heretofore or hereafter furnished by the Obligor to the Canadian Collateral Agent or any other Canadian Secured Parties in connection with the Credit Agreement or the other Loan Documents (as defined in the Credit Agreement) will be true and correct in all material respects as of the date furnished;

     (d) the Obligor's chief executive office and principal place of business are as set forth on Schedule "A" hereto (and the Obligor has not maintained its chief executive office and principal place of business at any other location at any time);

     (e) each other location where the Obligor maintains a place of business is set forth on Schedule "B" hereto;

     (f) except as disclosed on Schedule "C" hereto, the Obligor is not now known and during the five years preceding the date hereof has not previously been known by any trade name;

     (g) except as disclosed on Schedule "C" hereto, during the five years preceding the date hereof the Obligor has not been known by any legal name different from the one set forth on the signature page of this security agreement nor has the Obligor been the subject of any merger or other corporate reorganization;

     (h) Schedule "D" hereto contains a complete listing of all of the Obligor's registrations or pending applications in respect of Intellectual Property;

     (i) the Obligor is a corporation duly organized, validly existing and in good standing under the laws of [name of jurisdiction];

     (j) the execution and delivery of this security agreement and the performance by the Obligor of its obligations hereunder are within the Obligor's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the certificate and articles of incorporation or by-laws of the Obligor or of any material agreement, indenture, instrument or other document, or any material judgment, order or decree, which is binding upon the Obligor;

     (k) the Obligor is not prohibited, restricted or limited under the terms of any agreement, lease or indenture with any of its customers from assigning or granting a security interest in such agreement, lease or indenture or any account receivable thereunder and the Obligor shall ensure that no agreement, lease or indenture now or hereafter entered into with a customer contains any such prohibition, restriction or limitation;

     (l) this security agreement is a legal, valid and binding obligation of the Obligor, enforceable in accordance with its terms, except that the enforceability of this security agreement may be limited by bankruptcy, winding-up, moratorium, insolvency, reorganization, arrangement, fraudulent preference and conveyance, assignment and preference and other similar laws of general application now or hereafter in effect relating to creditors' rights generally and by general principles of equity and the obligation to act and exercise discretion in a reasonable manner, and by the fact that the availability of any specific remedy is in the discretion of the court (regardless of whether enforcement is sought in a proceeding in equity or at law); and

     (m) the Obligor is in compliance with the requirements of all applicable laws, rules, regulations and orders of every governmental authority, the non-compliance with which would materially adversely affect the business, properties, assets, operations or condition (financial or otherwise) of the Obligor and its Subsidiaries (as such term is defined in the Credit Agreement) taken as a whole or the value of the Collateral or the worth of the Collateral as collateral security.

Section 3.2 Covenants.

     The Obligor covenants and agrees that until the Security Interest has been discharged in accordance with Section 4.2 hereof, the Obligor will:

     (a) from time to time deliver to the Canadian Collateral Agent such schedules, certificates and reports respecting all or any of the Collateral at the time subject to the Security Interest hereunder, and the items or amounts received by the Obligor in full or partial payment of any of the Collateral, as the Canadian Collateral Agent may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of the Obligor and shall be in such form and detail as the Canadian Collateral Agent may specify. The Obligor shall immediately notify the Canadian Collateral Agent of the occurrence of any event causing any loss or depreciation in the value of its inventory or other goods which is material to the Obligor and its Subsidiaries (as such term is defined in the Credit Agreement) taken as a whole, and such notice shall specify the amount of such loss or depreciation;

     (b) upon request of the Canadian Collateral Agent, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed appropriate by the Canadian Collateral Agent) and do such other acts and things (including, without limitation, delivery to the Canadian Collateral Agent of any instruments or securities which constitute Collateral), all as the Canadian Collateral Agent may from time to time reasonably request, to establish and maintain a valid security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever, other than Permitted Liens) to secure the payment of the Obligations;

     (c) keep all its inventory at, and will not maintain any place of business at any location other than, its addresses shown on Schedules I and II hereto or at such other addresses of which the Obligor shall have given the Canadian Collateral Agent not less than 10 days' prior written notice;

     (d) keep its records concerning the Collateral in a location listed in Schedule "B" in the province where the applicable Collateral is located, and keep its records concerning the intangible Collateral in such a manner as will enable the Canadian Collateral Agent or its designees to determine at any time the status of the intangible Collateral;

     (e) furnish the Canadian Collateral Agent such information concerning the Obligor, the Collateral and the account debtors of the Obligor as the Canadian Collateral Agent may from time to time reasonably request;

     (f) permit the Canadian Collateral Agent and its designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours (or at any time without notice whenever the Security Interest has become enforceable) to inspect the Obligor's inventory and other goods, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Obligor pertaining to the Collateral and the account debtors of the Obligor, and will, upon request of the Canadian Collateral Agent whenever the Security Interest has become enforceable, deliver to the Canadian Collateral Agent all of such records and papers;

     (g) upon request of the Canadian Collateral Agent, stamp on its records concerning the Collateral and add on all chattel paper constituting a portion of the Collateral, a notation, in form satisfactory to the Canadian Collateral Agent, of the security interest of the Canadian Collateral Agent hereunder;

     (h) except for the sale or lease of inventory in the ordinary course of its business and sales of equipment which is no longer useful in its business or which is being replaced by similar equipment or as otherwise permitted by the Credit Agreement, not sell, lease, assign or create or permit to exist any lien on or security interest in any Collateral other than Permitted Liens and liens and security interests in favour of the Canadian Collateral Agent for the benefit of the Canadian Collateral Agent and the other Canadian Secured Parties;

     (i) at all times keep all its inventory and other goods insured under policies maintained with reputable, financially sound insurance companies against loss, damage, theft and other risks to such extent as is customarily maintained by companies similarly situated, and cause all such policies to provide that loss thereunder shall be payable to the Canadian Collateral Agent as its interest may appear (it being understood that (A) so long as the Security Interest has not become enforceable, the Canadian Collateral Agent shall deliver any proceeds of such insurance which may be received by it to the Obligor and (B) whenever the Security Interest has become enforceable, the Canadian Collateral Agent may apply any proceeds of such insurance which may be received by it toward payment of the Obligations, whether or not due, in such order of application as the Canadian Collateral Agent may determine) and such policies or certificates thereof shall, if the Canadian Collateral Agent, so requests, be deposited with or furnished to the Canadian Collateral Agent;

     (j) take such actions as are reasonably necessary to keep its inventory in good repair and condition, ordinary wear and tear excepted;

     (k) take such actions as are reasonably necessary to keep its equipment (other than obsolete equipment) in good repair and condition and in good working or running order, ordinary wear and tear excepted;

     (l) promptly pay when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, operation, possession, maintenance or use of its equipment and other goods (as applicable); provided, however, that the Obligor shall not be required to pay any such fee, tax, assessment or other charge if the validity thereof is being contested by the Obligor in good faith by appropriate proceedings, so long as forfeiture of any substantial part of its equipment or other goods will not result from the failure of the Obligor to pay any such fee, tax, assessment or other charge during the period of such contest;

     (m) upon request of the Canadian Collateral Agent, (i) cause to be noted on the applicable certificate, in the event any of its equipment is covered by a certificate of title, the security interest of the Canadian Collateral Agent for the benefit of the Canadian Collateral Agent and the other Canadian Secured Parties in the equipment covered thereby and (ii) deliver all such certificates to the Canadian Collateral Agent or its designees;

     (n) take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral; and

     (o) ensure that all of the Collateral remains at all times within one of the jurisdictions specified in Schedule "B" except equipment with an aggregate value of not more than $200,000 that is: (i) equipment leased in the ordinary course of business to a customer where the aggregate value of all equipment leased to such customer does not exceed $150,000 or (ii) equipment leased in the ordinary course of business to a customer that has been removed by such customer from one of the jurisdictions specified in Schedule "B" in breach of the lease contract between the customer and the Obligor.

                                   ARTICLE 4
                                    GENERAL

Section 4.1 Notices.

     Any notices, directions or other communications provided for in this security agreement shall be in writing and given in accordance with the provisions of the Guarantee.

Section 4.2 Discharge.

     The Security Interest shall be discharged upon, but only upon, (i) full payment and performance of the Obligations, and (ii) the Canadian Collateral Agent and the other Canadian Secured Parties having no obligations under the Loan Documents. Upon discharge of the Security Interest and at the request and expense of the Obligor, the Canadian Collateral Agent shall execute and deliver to the Obligor such releases and discharges as the Obligor may reasonably require.

Section 4.3 No Merger.

     This security agreement shall not operate by way of merger of any of the Obligations and no judgment recovered by the Canadian Collateral Agent or any of the other Canadian Secured Parties shall operate by way of merger of, or in any way affect, the Security Interest, which is in addition to, and not in substitution for, any other security now or hereafter held by the Canadian Collateral Agent and the other Canadian Secured Parties in respect of the Obligations.

Section 4.4 Further Assurances.

     The Obligor shall from time to time, whether before or after the Security Interest shall have become enforceable, do all acts and things and execute and deliver all transfers, assignments and instruments as the Canadian Collateral Agent may reasonably require for (i) protecting the Collateral, (ii) perfecting the Security

Interest, and (iii) exercising all powers, authorities and discretions conferred upon the Canadian Collateral Agent. The Obligor shall, from time to time after the Security Interest has become enforceable, do all acts and things and execute and deliver all transfers, assignments and instruments as the Canadian Collateral Agent may require for facilitating the sale or other disposition of the Collateral in connection with its realization.

Section 4.5 Supplemental Security.

     This security agreement is in addition and without prejudice to and supplemental to all other security now held or which may hereafter be held by the Canadian Collateral Agent or the other Canadian Secured Parties.

Section 4.6 Successors and Assigns.

     This security agreement shall be binding upon the Obligor, its successors and assigns, and shall enure to the benefit of the Canadian Collateral Agent and its successors and assigns. All rights of the Canadian Collateral Agent shall be assignable and in any action brought by an assignee to enforce any such right, the Obligor shall not assert against the assignee any claim or defence which the Obligor now has or hereafter may have against the Canadian Collateral Agent or any of the other Canadian Secured Parties.

Section 4.7 Gender and Number.

     Any reference in this security agreement to gender shall include all genders and words importing the singular number only shall include the plural and vice versa.

Section 4.8 Headings, etc.

     The division of this security agreement into Articles and Sections and the insertion of headings are for convenient reference only and are not to affect its interpretation.

Section 4.9 No Liability.

     Neither the Canadian Collateral Agent nor any other Canadian Secured Party shall have any obligation or liability regarding the Collateral or any portion thereof by reason of, or arising out of, this security agreement.

Section 4.10 Amendments.

     No amendment to, or waiver of, any provision of this security agreement shall be effective unless in writing and signed by the Canadian Collateral Agent (and, in the case of an amendment, signed by the Obligor).

Section 4.11 Severability.

     If any provision of this security agreement is deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

Section 4.12 Governing Law.

     This security agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

     IN WITNESS WHEREOF the Obligor has caused this security agreement to be executed by its duly authorized officer as of the date first above written.

                                                  [CANADIAN SUBSIDIARY]

                                                   By:
                                                      --------------------------
                                                      Authorized Signing Officer

                                  SCHEDULE "A"
             CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS

                                  SCHEDULE "B"
                               PLACES OF BUSINESS

                                  SCHEDULE "C"
                           TRADENAMES AND LEGAL NAMES

                                  SCHEDULE "D"
                             INTELLECTUAL PROPERTY

                                   EXHIBIT "G"

                  FORM OF CANADIAN SECURITIES PLEDGE AGREEMENT

     Securities pledge agreement dated as of [<063>] made by [Name of Pledgor] (the "Pledgor"), to and in favour of the Canadian Collateral Agent (as hereinafter defined).

     WHEREAS:

     A. The Chase Manhattan Bank of Canada and such other financial institutions (collectively, the "Lenders") as may from time to time be parties to the Credit Agreement (as hereinafter defined) have made certain credit facilities available to United Rentals of Canada Inc. (the "Borrower") upon the terms and conditions contained in an amended and restated credit agreement dated as of April ____, 2001, among United Rentals (North America), Inc., United Rentals, Inc., the Borrower, The Chase Manhattan Bank of Canada, as Canadian administrative agent (in such capacity, the "Canadian Administrative Agent"), The Chase Manhattan Bank, as U.S. administrative agent, and the Lenders (as amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time and including any agreement extending the maturity of, or refinancing or restructuring (including the inclusion of additional borrowers thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreements, whether or not with the same agents, co-agents or lenders, the "Credit Agreement");

     B. Pursuant to the Credit Agreement, Bank of America Canada has been appointed as Canadian Collateral Agent (in such capacity, together with any successors in such capacity, the "Canadian Collateral Agent") to act on behalf of the Canadian Secured Parties (as defined herein) with respect to this agreement and certain other Canadian Security Documents (as defined in the Credit Agreement);

     C. The Pledgor has, pursuant to a guarantee dated as of the date hereof (the "Guarantee") in favour of the Canadian Collateral Agent and the other Canadian Secured Parties (as defined herein), guaranteed the payment and performance of all present and future debts, liabilities and obligations, direct or indirect, absolute or contingent, direct or indirect, absolute or contingent, of the Borrower to the Canadian Collateral Agent and the other Canadian Secured Parties arising under, in connection with or pursuant to the Credit Agreement and each of the other Loan Documents (as defined in the Credit Agreement) to which it is a party or any other document executed and delivered by the Borrower in connection with the Credit Agreement; and

     D. The Pledgor has agreed to execute and deliver this securities pledge agreement to and in favour of the Canadian Collateral Agent and the other Canadian Secured Parties (as defined herein) as security for the payment and performance of all debts, liabilities and obligations including all charges and fees of the Canadian Collateral Agent and the other Canadian Secured Parties (as defined herein) due from the Pledgor to the Canadian Collateral Agent and the other Canadian Secured Parties (as defined herein) pursuant to or in connection with the Guarantee and each of the other Loan Documents (as defined in the Credit Agreement) to which it is a party.

     NOW THEREFORE in consideration of the foregoing, the sum of $10.00 now paid by the Canadian Collateral Agent and the other Canadian Secured Parties (as defined herein) to the Pledgor and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Pledgor, the Pledgor agrees as follows:

                                    ARTICLE 1
                                    SECURITY

Section 1.1 Terms Incorporated by Reference.

     Terms defined in the Personal Property Security Act (Ontario) (as amended from time to time, the "PPSA") and used in this securities pledge agreement shall have the same meaning in this securities pledge agreement.

Section 1.2 Grant of Security.

(1) The Pledgor assigns, mortgages, charges, hypothecates and pledges to the Canadian Collateral Agent, for its own benefit as a C $ Revolving Lender (as defined in the Credit Agreement) and as agent and in trust for the rateable benefit of itself and the other Canadian Secured Parties (as defined herein) and grants to the Canadian Collateral Agent, for its own benefit as a C $ Revolving Lender (as defined in the Credit Agreement) and as agent and in trust for the rateable benefit of itself and the other Canadian Secured Parties (as defined herein), a security interest in, all securities now owned or hereafter acquired by the Pledgor and deposits (and, in the case of any securities hereafter acquired by the Pledgor, agrees to deposit immediately upon acquiring such securities) with the Canadian Collateral Agent any and all security certificates evidencing such securities accompanied in each case by a duly executed stock power of attorney (collectively, together with the dividends, moneys, rights and claims hereinafter referred to and the securities referred to in Section 1.2(2), the "Securities"), any cash dividends or other moneys now or hereafter received or declared in respect of the Securities and all other rights and claims of the Pledgor in respect of the Securities.

(2) The Securities shall include any substitutions, additions or proceeds arising out of any consolidation, subdivision, reclassification, stock dividend or similar increase or decrease in, or alteration to, the capital of each issuer of the Securities (each, an "Issuer").

Section 1.3 Obligations Secured.

(1) The assignments, mortgages, charges, hypothecations, pledges and security interests granted hereby (the "Security Interest") secure the payment and performance of all debts, liabilities and obligations including all charges and fees of the Canadian Collateral Agent and the C $ Revolving Lenders (as defined in the Credit Agreement) (including any assignees or participants thereof) (collectively, the "Canadian Secured Parties") due from the Pledgor to the Canadian Collateral Agent and the other Canadian Secured Parties pursuant to or in connection with the Guarantee and each of the other Loan Documents (as defined in the Credit Agreement) to which it is a party (collectively, and together with the expenses, costs and charges set out in Section 1.3(2), the "Obligations").

(2) All expenses, costs and charges incurred by or on behalf of the Canadian Collateral Agent and the other Canadian Secured Parties in connection with this securities pledge agreement, the Security Interest or the Securities including all reasonable legal fees, court costs, receiver's or agent's remuneration and other expenses of taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment for the Securities, and of taking, defending or participating in any action or proceeding in connection with any of the foregoing matters or otherwise in connection with the Canadian Collateral Agent and the other Canadian Secured Parties' interest in any Securities, whether or not directly relating to the enforcement of this securities pledge agreement or any other Loan Document (as defined in the Credit Agreement), shall be added to and form a part of the Obligations.

Section 1.4 Attachment.

(1) The Pledgor acknowledges that (i) value has been given, (ii) it has rights in the Securities, (iii) it has not agreed to postpone the time of attachment of the Security Interest, and (iv) it has received a duplicate original copy of this securities pledge agreement.

(2) If the Securities are now or at any time hereafter become evidenced, in whole or in part, by uncertificated securities registered or recorded in records maintained by or on behalf of any Issuer in the name of a clearing agency, the Pledgor shall, at the request of the Canadian Collateral Agent, cause the Security Interest to be entered in the records of such clearing agency.

(3) At the election of the Canadian Collateral Agent and immediately upon written notice being provided by the Canadian Collateral Agent to the Pledgor, the Pledgor shall cause the Securities to be transferred into and registered in the name of the Canadian Collateral Agent or as it may direct and the Pledgor covenants that, at the time of any such transfer, it will provide all required consents and approvals.

Section 1.5 Care and Custody of Securities.

     The Canadian Collateral Agent need not see to the collection of dividends on, or exercise any option or right in connection with, the Securities and need not protect or preserve them from depreciating in value or becoming worthless and is released from all responsibility for any loss of value. The Canadian Collateral Agent shall be bound to exercise in the physical keeping of the Securities only the same degree of care as it would exercise with respect to its own securities kept at the same place.

Section 1.6 Negative Covenant of the Pledgor.

     The Pledgor shall not, without the prior written consent of the Canadian Collateral Agent, sell, exchange, release or abandon or otherwise dispose of, absolutely or by way of security, any of its right, title or interest in and to the Securities.

Section 1.7 Representation.

     The Pledgor represents and warrants that (i) it is the registered, legal and beneficial owner of the Securities, (ii) the Securities are free and clear of all liens, mortgages, charges and security interests whatsoever other than those created in favour of the Canadian Collateral Agent, (iii) the Securities have been validly issued and are fully paid and non-assessable, (iv) the Securities represent 100% of the issued and outstanding shares in the capital of each Issuer, and (v) the Securities described in Schedule "A" are all securities owned by the Pledgor as of the date hereof.

Section 1.8 Rights of the Pledgor.

(1) Until the Security Interest has become enforceable, the Pledgor shall be entitled to vote the Securities and to receive all cash dividends. Whenever the Security Interest has become enforceable, all rights of the Pledgor to vote or to receive dividends shall cease and all such rights shall become vested solely and absolutely in the Canadian Collateral Agent.

(2) Any dividends received by the Pledgor contrary to Section 1.8(1) or any other moneys or property which may be received by the Pledgor at any time for, or in respect of, the Securities shall be received as trustee for the Canadian

     Collateral Agent and the other Canadian Secured Parties and shall be immediately paid and transferred over to the Canadian Collateral Agent.

                                   ARTICLE 2
                                  ENFORCEMENT

Section 2.1 Enforcement.

     The Security Interest shall be and become enforceable against the Pledgor upon the occurrence and during the continuance of an Event of Default (under and as defined in the Credit Agreement).

Section 2.2 Remedies.

     Whenever the Security Interest has become enforceable, the Canadian Collateral Agent may, at any time in its sole discretion, (i) realize upon or otherwise dispose of or contract to dispose of the Securities by sale, transfer or delivery, or (ii) exercise and enforce all rights and remedies of a holder of the Securities as if the Canadian Collateral Agent were their absolute owner (including, if necessary, causing the Securities to be registered in the name of the Canadian Collateral Agent or its nominee if not already done pursuant to
Section 1.4(3)), all without demand of performance or other demand, advertisement or notice of any kind to or upon the Pledgor (except as may be required by law). Any remedy may be exercised separately or in combination and shall be in addition to, and not in substitution for, any other rights the Canadian Collateral Agent and the other Canadian Secured Parties may have, however created. The Canadian Collateral Agent shall not be bound to exercise any right or remedy, and the exercise of rights and remedies shall be without prejudice to the rights of the Canadian Collateral Agent and the other Canadian Secured Parties in respect of the Obligations including the right to claim for any deficiency.

Section 2.3 Appointment of Attorney.

     The Pledgor irrevocably appoints the Canadian Collateral Agent (and any of its officers) as attorney of the Pledgor (with full power of substitution) to do, make and execute in the name of and on behalf of the Pledgor all such further acts, documents, matters and things which the Canadian Collateral Agent may deem necessary or advisable to accomplish the purposes of this securities pledge agreement including the execution, endorsement and delivery and transfer of the Securities to the Canadian Collateral Agent or its nominees or transferees. Except as herein provided, the Canadian Collateral Agent or its nominees and transferees are empowered to exercise all rights and powers and to perform all acts of ownership with respect to the Securities to the same extent as the Pledgor might do. The powers of attorney herein granted is an addition to, and not in substitution for any stock power of attorney delivered by the Pledgor and such power of attorney may be relied upon by the Canadian Collateral Agent severally or in combination. All acts of any such attorney are ratified and approved, and the attorney shall not be liable for any act, failure to act or any other matter or thing in connection therewith, except for its own gross negligence or wilful misconduct.

Section 2.4 Dealing with the Securities.

(1) The Canadian Collateral Agent and the other Canadian Secured Parties shall not be obliged to exhaust their recourse against the Pledgor or any other person or against any other security they may hold in respect of the Obligations before realizing upon or otherwise dealing with the Securities in such manner as the Canadian Collateral Agent may consider desirable.

(2) The Canadian Collateral Agent and the other Canadian Secured Parties may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Pledgor and with other persons, sureties or securities as they may see fit without prejudice to the Obligations, the liability of the Pledgor or the rights of the Canadian Collateral Agent and the other Canadian Secured Parties in respect of the Securities.

(3) Except as otherwise provided by law or this securities pledge agreement, the Canadian Collateral Agent and the other Canadian Secured Parties shall not be (i) liable or accountable for any failure to collect, realize or obtain payment in respect of the Securities, (ii) bound to institute proceedings for the purpose of collecting, enforcing, realizing or obtaining payment of the Securities or for the purpose of preserving any rights of any persons, (iii) responsible for any loss occasioned by any sale or other dealing with the Securities or by the retention of or failure to sell or otherwise deal with the Securities, or (iv) bound to protect the Securities from depreciating in value or becoming worthless.

Section 2.5 Standards of Sale.

     Without prejudice to the ability of the Canadian Collateral Agent to dispose of the Securities in any manner which is commercially reasonable, the Pledgor acknowledges that:

     (a)  Securities may be disposed of in whole or in part;

     (b) Securities may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;

     (c) any assignee of such Securities may be the Canadian Collateral Agent, another Canadian Secured Party or a customer of any such person;

     (d) any sale conducted by the Canadian Collateral Agent shall be at such time and place, on such notice and in accordance with such procedures as the Canadian Collateral Agent, in its sole discretion, may deem advantageous;

     (e) Securities may be disposed of in any manner and on any terms necessary to avoid violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that the prospective bidders and purchasers have certain qualifications, and restrict the prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of the Securities) or in order to obtain any required approval of the disposition (or of the resulting purchase) by any governmental or regulatory authority or official;

     (f) a disposition of Securities may be on such terms and conditions as to credit or otherwise as the Canadian Collateral Agent, in its sole discretion, may deem advantageous; and

     (g) the Canadian Collateral Agent may establish an upset or reserve bid or price in respect of the Securities.

Section 2.6 Dealings by Third Parties.

(1) No person dealing with the Canadian Collateral Agent, any of the other Canadian Secured Parties or an agent or receiver shall be required to determine (i) whether the Security Interest has become enforceable, (ii) whether the powers which such person is purporting to exercise have become exercisable, (iii) whether any money remains due to the Canadian Collateral Agent or the other Canadian Secured Parties by the Pledgor, (iv) the necessity or expediency of the stipulations and conditions subject to which any sale or lease shall be made, (v) the propriety or regularity of any sale or other dealing by the Canadian Collateral Agent or any other Canadian Secured Parties with the Securities, or (vi) how any money paid to the Canadian Collateral Agent or the other Canadian Secured Parties has been applied.

(2) Any purchaser of Securities from the Canadian Collateral Agent or the other Canadian Secured Parties shall hold the Securities absolutely, free from any claim or right of whatever kind, including any equity of redemption, of the Pledgor, which it specifically waives (to the fullest extent permitted by law) as against any such purchaser together with all rights of redemption, stay or appraisal which the Pledgor has or may have under any rule of law or statute now existing or hereafter adopted.

                                   ARTICLE 3
                                    GENERAL

Section 3.1 Notices.

     Any notices, directions and other communications provided for in this securities pledge agreement shall be in writing and given in accordance with the provisions of the Guarantee.

Section 3.2 Discharge.

     The Security Interest shall be discharged upon, but only upon, (i) full payment and performance of the Obligations, and (ii) the Canadian Collateral Agent and the other Canadian Secured Parties having no obligation under the Loan Documents (as defined in the Credit Agreement). Upon discharge of the Security Interest and at the request and expense of the Pledgor, the Canadian Collateral Agent shall execute and deliver to the Pledgor such releases and discharges as the Pledgor may reasonably require.

Section 3.3 No Merger.

     This securities pledge agreement shall not operate by way of merger of any of the Obligations and no judgment recovered by the Canadian Collateral Agent or any of the other Canadian Secured Parties shall operate by way of merger of, or in any way affect, the Security Interest, which is in addition to, and not in substitution for, any other security held by the Canadian Collateral Agent and the other Canadian Secured Parties in respect of the Obligations.

Section 3.4 Further Assurances.

     The Pledgor shall from time to time, whether before or after the Security Interest shall have become enforceable, do all such acts and things and execute and deliver all such transfers, assignments and instruments as the Canadian Collateral Agent may reasonably require for (i) protecting the Securities, (ii) perfecting the Security Interest, and (iii) exercising all powers, authorities and discretions hereby conferred upon the Canadian Collateral Agent. The Pledgor shall, from time to time after the Security Interest has become enforceable, do all such acts and things and execute and deliver all such transfers, assignments and instruments as the Canadian Collateral Agent may require for facilitating the sale or other disposition of the Securities in connection with their realization.

Section 3.5 Supplemental Security.

     This securities pledge agreement is in addition and without prejudice to and supplemental to all other security now held or which may hereafter be held by the Canadian Collateral Agent and the other Canadian Secured Parties.

Section 3.6 Successors and Assigns.

     This securities pledge agreement shall be binding upon the Pledgor, its successors and assigns, and shall enure to the benefit of the Canadian Collateral Agent and its successors and assigns. All rights of the Canadian Collateral Agent shall be assignable and in any action brought by an assignee to enforce any such right, the Pledgor shall not assert against the assignee any claim or defence which the Pledgor now has or hereafter may have against the Canadian Collateral Agent or any of the other Canadian Secured Parties.

Section 3.7 Gender and Number.

     Any reference in this securities pledge agreement to gender shall include all genders and words importing the singular number only shall include the plural and vice versa.

Section 3.8 Headings, etc.

     The division of this securities pledge agreement into Articles and Sections and the insertion of headings are for convenient reference only and are not to affect its interpretation.

Section 3.9 No Liability.

     Neither the Canadian Collateral Agent nor any other Canadian Secured Party shall have any obligation or liability regarding the Securities or any portion thereof by reason of, or arising out of, this securities pledge agreement.

Section 3.10 Section 3.9. Amendments.

     No amendment to, or waiver of, any provision of this securities pledge agreement shall be effective unless in writing and signed by the Canadian Collateral Agent (and, in the case of an amendment, signed by the Pledgor).

Section 3.11 Severability.

     If any provision of this securities pledge agreement shall be deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

Section 3.12 Governing Law.

     This securities pledge agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

     IN WITNESS WHEREOF the Pledgor has caused this securities pledge agreement to be executed by its duly authorized officer as of the date first above written.

                                                 [CANADIAN PLEDGOR]

                                                 Per: __________________________
                                                      Authorized Signing Officer

                                  SCHEDULE "A"
                                   SECURITIES

Issuer         Class of Securities        Number of         Certificate
                                          Securities           Number
--------------------------------------------------------------------------------

                                                                       EXHIBIT I

                             PERFECTION CERTIFICATE


     Reference is made to the Credit Agreement dated as of April ___ , 2001 (the "Credit Agreement") among United Rentals (North America), Inc. (the "Borrower"), United Rentals, Inc. ("Holdings"), the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement or the Security Agreement referred to therein, as applicable.

     The undersigned, a Financial Officer and a Legal Officer, respectively, of the Borrower, hereby certify to the Collateral Agent and each other Secured Party as follows:

1. Names and FEIN numbers. The exact name of each Grantor, as such name appears
   ----------------------
in its respective certificate of incorporation or partnership agreement, and such Grantor's Federal Taxpayer Identification Number, are as set forth on
Schedule 1.
----------

2. Current Locations. (a) The chief executive office of each Grantor is located
   -----------------
at Five Greenwich Office Park, Greenwich, CT 06830.

     (b) Set forth opposite the name of each Grantor on Schedule 2 are all the
                                                        ----------
places of business of such Grantor not identified in paragraph (a) above:
                                                     -------------

3. Unusual Transactions. All Accounts Receivable have been originated by the
   --------------------
Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

4. File Search Reports. File search reports have been obtained from each Uniform
   -------------------
Commercial Code filing office identified with respect to such Grantor in
Section 2 hereof (except for those locations listed on Schedule 3), and such
---------                                              ----------
search reports reflect no liens against any of the Collateral other than those permitted under the Credit Agreement and those listed on Schedule 4.
                                                         ----------
5. UCC Filings. Duly signed financing statements on Form UCC- 1 in substantially
   -----------
the form of Schedule 5 hereto have been filed or prepared for filing in the
            ----------
Uniform Commercial Code filing office in each jurisdiction identified with respect to such Grantor in Section 2.
                           ---------

6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting
   -------------------                     ----------
forth, with respect to the filings described in Section 5 above, each filing and
                                                ---------
the filing office in which such filing has been or is to be made.

7. Stock Ownership and other Equity Interests. Attached hereto as Schedule 7 is
   ------------------------------------------                     ----------
a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interests of Holdings and each Subsidiary and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests. Also set forth on Schedule 7 is each equity investment of Holdings,
                             ----------
the Borrower or
any Subsidiary that represents 50% or less of the equity of the entity in which such investment was made.

8. Debt Instruments. Attached hereto as Schedule 8 is a true and correct list of
   ----------------                     ----------
all promissory notes and other evidence of indebtedness held by Holdings, the Borrower and each Subsidiary that are required to be pledged under the Pledge Agreement, including all intercompany notes between Holdings and each Subsidiary of Holdings and each Subsidiary of Holdings and each other such Subsidiary.

9. Advances. Attached hereto as Schedule 9 is (a) a true and correct list of all
   --------                     ----------
advances made by Holdings to any Subsidiary of Holdings or made by any Subsidiary of Holdings to Holdings or to any other Subsidiary of Holdings (other than those identified on Schedule 8), which advances will be on and after the
                         ----------
date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent under the Pledge Agreement and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to Holdings or any Subsidiary of Holdings.

10. Intellectual Property. Attached hereto as Schedule 11(A) in proper form for
    ---------------------
filing with the United States Patent and Trademark Office is a schedule setting forth all of each Grantor's Patents, Patent Licenses, Trademarks and Trademark Licenses, including the name of the registered owner, the registration number and the expiration date of each Patent, Patent License, Trademark and Trademark License owned by any Grantor. Attached hereto as Schedule 11(B) in proper form for filing with the United States Copyright Office is a schedule setting forth all of each Grantor's Copyrights and Copyright Licenses, including the name of the registered owner, the registration number and the expiration date of each Copyright or Copyright License owned by any Grantor.

IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this [ ] day of April 2001.

                                        UNITED RENTALS (NORTH AMERICA), INC.

                                        By:
                                                Name:
                                                      ------------------
                                                Title:


                                        By:
                                                ------------------------
                                                Name:
                                                Title:


                           [PERFECTION CERTIFICATE]

                                    EXHIBIT J
                                    ---------

                     SUBORDINATION PROVISIONS APPLICABLE TO
                            SELLER SUBORDINATED DEBT

1. The indebtedness evidenced by the subordinated notes* shall at all times be wholly subordinate and junior in right or payment to any and all Superior Indebtedness (as defined below) in the manner and with the force and effect hereafter set forth:

     a. In the event of any liquidation, dissolution or winding up of the Borrowers, or of any execution sale, receivership, insolvency, bankruptcy, reorganization or other similar proceeding relative to the Borrowers or its property, all principal, interest, fees, reimbursement obligations and other amounts owing on all Superior Indebtedness shall first be paid in full before any payment is made upon the indebtedness evidenced by the subordinated notes; and in any such event any payment or distribution of any kind or character, whether in cash, property or securities (other than in securities or other evidences of indebtedness, the payment of which is subordinated to the same extent as the indebtedness evidenced hereby to the payment of all Superior Indebtedness which may at the time be outstanding) which shall be made upon or in respect of the subordinated notes shall be paid over to the holders of such Superior Indebtedness, pro rata, for application in payment thereof until such Superior Indebtedness shall have been paid or satisfied in full.

     b. (a) During the continuance of any default in any agreement pursuant to which any Superior Indebtedness is issued which arises from the failure to pay when due (whether by acceleration or otherwise) any principal of, premium, if any, interest on, fees or other amounts in respect of such Superior Indebtedness (a "Superior Payment Default"), no payment of
                               ------------------------
     principal, premium or interest shall be made on the subordinated notes if either (i) notice in writing of such default has been given to the Borrowers by any holder or holders of any Superior Indebtedness or (ii) judicial proceedings shall be pending in respect of such default.

     (b) During the continuance of any event of default or unmatured event of default in any agreement pursuant to which any Superior Indebtedness is issued other than a Superior Payment Default (a "Superior Non-Payment
                                                      --------------------
     Default") as to which the Borrowers have received notice in writing from
     -------
     any holder or holders of Superior Indebtedness, no payment of principal, premium or interest shall be made on the subordinated notes for a period (each, a "Payment Blockage Period") commencing on the date of receipt by
               -----------------------
     the Borrowers of such notice and terminating on the earliest to occur of the following dates: (i) the date of acceleration of the Superior Indebtedness, (ii) 180 days after the Borrowers'

--------
     * Or debentures or other designation as may be appropriate.

     receipt of such written notice, (iii) the date such Superior Non-Payment Default shall have been cured or waived, or shall have ceased to exist,
     (iv) the date the Superior Indebtedness shall have been discharged or paid in full in cash, or (v) the date such Payment Blockage Period shall have been terminated by written notice to the Borrowers from the holder or holders of Superior Indebtedness initiating such Payment Blockage Period, after which, in the case of clauses (ii), (iii), (iv) and (v), the
                                 ------------  -----  ----     ---
     Borrowers shall resume making payments in respect of the subordinated notes, unless clause (a) above is then applicable.
                   ----------

     c. If the subordinated notes are declared or become due and payable prior to stated maturity because of the occurrence of any default thereunder or under the agreement or instrument under which they are issued or otherwise than at the option of the Borrowers, under circumstances when clause (a)
                                                                   ----------
     above shall not be applicable, the holders of the subordinated notes shall not be entitled to payments until sixty (60) days after such event and then only if such payment is permitted under clauses (a) and (b) above.
                                             -----------     ---

2. The holder of each subordinated note undertakes and agrees for the benefit of each holder of Superior Indebtedness to execute, verify, deliver and file any proof of claim, consent, assignment or other instrument which any holder of Superior Indebtedness may at any time require in order to prove and realize upon any right or claim pertaining to the subordinated notes and to effectuate the full benefit of the subordination contained herein; and upon failure of the holder of any subordinated note so to do any such holder of Superior Indebtedness shall be deemed to be irrevocably appointed the agent and attorney-in-fact of the holder of such note to execute, verify, deliver and file any such proof of claim, consent, assignment or other instrument.

3. No right of any holder of any Superior Indebtedness to enforce subordination as herein provided shall at any time or in any way be affected or impaired by any failure to act on the part of the Borrowers or any holder of Superior Indebtedness, or by any non-compliance by the Borrowers with any term, provision or covenant of the subordinated notes or the agreement under which they are issued, regardless of any knowledge thereof that any such holder of Superior Indebtedness may have or be otherwise charged with.

4. The Borrowers agree, for the benefit of the holders of Superior Indebtedness, that in the event that any subordinated note is declared due and payable before its expressed maturity because of the occurrence of a default thereunder or under the agreement under which it was issued, the Borrowers will give prompt notice in writing of such happening to the holders of Superior Indebtedness.

5.   "Superior Indebtedness" means (a) all obligations of the Borrowers under or
      ---------------------
in connection with the Amended and Restated Credit Agreement, dated as of April 20, 2001, among United Rentals, Inc., United Rentals (North America), Inc., the Canadian borrower party thereto, various financial institutions, and The Chase Manhattan Bank, as agent (as amended, restated, amended and restated, otherwise modified or refinanced from time to time, the "Credit Agreement"), whether for principal,
                                   ----------------
interest (including any interest that would accrue but for the filing of a petition initiating any bankruptcy, insolvency or like proceeding, whether or not such interest is an allowed claim enforceable against the debtor), fees, expenses or otherwise and (b) all obligations of the Borrowers under or in connection with any interest rate swap agreement or similar hedging arrangement (as amended or otherwise modified from time to time) with any financial institution which is a party to the Credit Agreement or any affiliate of such financial institution.

                                                                       EXHIBIT K

                           FORM OF B/A EQUIVALENT NOTE


C $[       ]                                                              [Date]


     The undersigned refers to the Amended and Restated Credit Agreement dated as of April 20, 2001, among United Rentals, Inc., United Rentals (North America), Inc., United Rentals of Canada, Inc., the Lenders party thereto, The Chase Manhattan Bank, as U.S. Administrative Agent and The Chase Manhattan Bank of Canada, a Canadian chartered bank, as Canadian Administrative Agent (as supplemented, amended or restated from time to time, the "Credit Agreement").
                                                          ----------------
All capitalized terms set forth herein will have the respective meanings specified in the Credit Agreement.

     For value received, the undersigned promises to pay to the holder hereof, on [Date] or on such earlier date as such amount may become due pursuant to the provisions of the Credit Agreement, the sum of C $_______, without interest, or, in the event such amount is not paid when due, with interest.

     The undersigned hereby waives presentment, protest and notice of every kind and waives any defense based upon indulgences which may be granted by the holder of this note to the undersigned and waives any days of grace.

     Payment of this note shall be made in Canadian Dollars immediately available funds. This note evidences debt incurred under, is secured as provided in, and is subject to the terms and provisions of, the Credit Agreement.

     This note shall be governed by the laws of the State of New York.


                                               DATED this [ ] day of [ ], 2001

                                                     -------------------------

                                                     By:
                                                        ----------------------
                                                     Name:
                                                     Title:


                                                     By:
                                                        ----------------------
                                                     Name:
                                                     Title: